UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Item 1. Reports to Stockholders

Fidelity®

Low-Priced Stock Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	1.68%	2.70%	9.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Joel Tillinghast, Lead Portfolio Manager of Fidelity® Low-Priced Stock Fund: For the year, the fund's Retail Class shares rose 1.68%, ahead of the Russell 2000®. Good stock picking in information technology, energy and health care contributed. A heavy overweighting in the outperforming consumer discretionary sector - which accounted for more than a quarter of the fund's assets - overshadowed disappointing stock picks there. A roughly 6% cash position, on average, was the fund's biggest contributor for the period, amid some volatile market swings. Conversely, stock picks and an underweighting in financials hurt. Geographically, the fund's foreign holdings detracted, particularly in Europe, where stock markets were very depressed and we faced a head wind of a stronger U.S. dollar. Among individual stocks, disk-drive maker Seagate Technology was the fund's top relative contributor. Off-price clothier Ross Stores added value, as did managed care firm AMERIGROUP and medical gases provider Lincare Holdings, both of which announced merger agreements during the period. Detractors included clothing retailer Abercrombie & Fitch, electronics retailer Best Buy and Spain's Indra Sistemas, which provides tech services to the country's government agencies. All of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Low-Priced Stock	.81%
Actual		$ 1,000.00	$ 1,015.60	$ 4.06
HypotheticalA		$ 1,000.00	$ 1,020.84	$ 4.07
Class K	.70%
Actual		$ 1,000.00	$ 1,016.40	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.38	$ 3.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	3.6	3.5
Microsoft Corp.	3.0	3.0
Seagate Technology	2.9	2.0
Next PLC	2.6	2.0
Ross Stores, Inc.	2.0	1.9
Metro, Inc. Class A (sub. vtg.)	1.8	1.8
Lincare Holdings, Inc.	1.6	1.0
Coventry Health Care, Inc.	1.4	1.3
AMERIGROUP Corp.	1.3	1.0
ENI SpA	1.3	1.4
	21.5
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.6	27.3
Information Technology	19.5	19.9
Health Care	13.0	12.7
Industrials	8.8	9.3
Consumer Staples	8.4	8.2
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 94.2%		Stocks 96.1%
	Convertible Securities 0.0%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 5.8%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	40.7%	** Foreign investments	39.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.6%
Auto Components - 1.4%
ASTI Corp. (e)	1,450,000	$ 3,713
ATLASBX Co. Ltd.	323,355	7,407
Dorman Products, Inc. (a)	102,244	2,936
Drew Industries, Inc. (a)	250,000	6,715
FCC Co. Ltd.	200,000	3,086
Federal Screw Works (a)(e)	150,000	938
Gentex Corp.	150,000	2,402
Hi-Lex Corp.	1,200,000	18,687
INZI Controls Co. Ltd. (e)	1,516,000	9,386
Johnson Controls, Inc.	9,360,000	230,724
Motonic Corp. (e)	3,299,900	20,692
Murakami Corp. (e)	700,000	8,337
Musashi Seimitsu Industry Co. Ltd.	1,000,000	17,141
Nippon Seiki Co. Ltd.	2,531,000	24,826
Nissin Kogyo Co. Ltd.	1,160,000	15,393
Nittan Valve Co. Ltd.	92,800	313
Piolax, Inc. (e)	1,010,000	21,394
Samsung Climate Control Co. Ltd. (e)	460,050	3,202
Sewon Precision Industries Co. Ltd. (e)	500,000	4,842
Shoei Co. Ltd.	625,000	3,845
SJM Co. Ltd. (e)	1,270,000	8,806
SJM Holdings Co. Ltd. (e)	1,332,974	4,262
Strattec Security Corp. (e)	330,000	7,428
Sungwoo Hitech Co. Ltd.	804,273	9,105
Wescast Industries, Inc. Class A (sub. vtg.) (a)	71,400	592
Yachiyo Industry Co. Ltd.	900,000	5,091
Yutaka Giken Co. Ltd. (e)	1,482,000	28,795
		470,058
Automobiles - 0.1%
Thor Industries, Inc.	900,000	25,857
Distributors - 0.3%
Doshisha Co. Ltd.	770,000	22,281
Educational Development Corp. (e)	386,892	1,586
Goodfellow, Inc. (e)	857,000	6,674
Nakayamafuku Co. Ltd.	100,000	793
SPK Corp.	165,000	2,815
Uni-Select, Inc. (e)	2,011,100	55,168
		89,317
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	20,000	544
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Capella Education Co. (a)	120,000	$ 3,182
Career Education Corp. (a)(e)	6,720,000	31,651
Clip Corp. (e)	328,600	3,741
Corinthian Colleges, Inc. (a)(d)	2,200,000	4,444
DeVry, Inc.	100,000	1,963
H&R Block, Inc.	500,000	8,065
Matthews International Corp. Class A	625,000	18,125
Meiko Network Japan Co. Ltd.	944,000	9,551
Regis Corp.	88,162	1,492
Shingakukai Co. Ltd.	150,000	566
Shuei Yobiko Co. Ltd.	125,000	472
Steiner Leisure Ltd. (a)(e)	1,650,000	68,805
Step Co. Ltd. (e)	1,287,600	9,589
YBM Sisa.com, Inc. (e)	950,000	5,117
		167,307
Hotels, Restaurants & Leisure - 2.1%
Aeon Fantasy Co. Ltd.	475,000	7,078
Ambassadors Group, Inc. (d)(e)	1,770,356	9,666
ARK Restaurants Corp. (e)	224,895	3,353
B-R 31 Ice Cream Co. Ltd.	5,000	198
Brinker International, Inc.	1,100,000	35,651
BRONCO BILLY Co. Ltd.	12,000	319
Carnival Corp. unit	350,000	11,648
CEC Entertainment, Inc. (e)	2,000,000	68,920
Darden Restaurants, Inc.	2,000,000	102,360
Flanigan's Enterprises, Inc. (a)	50,357	408
Hiday Hidaka Corp. (e)	1,265,980	20,701
Ibersol SGPS SA	550,000	2,375
Intralot SA	1,250,000	1,387
Jack in the Box, Inc. (a)(e)	6,000,000	161,940
Kangwon Land, Inc.	25,000	515
Kura Corp. Ltd.	550,000	7,638
Monarch Casino & Resort, Inc. (a)(e)	1,350,000	10,085
Ohsho Food Service Corp.	180,000	4,457
Papa John's International, Inc. (a)(e)	2,000,000	102,020
Ruby Tuesday, Inc. (a)(e)	6,372,030	40,845
Ruth's Hospitality Group, Inc. (a)(e)	2,375,000	15,960
Shinsegae Food Co. Ltd.	17,000	1,304
Sonic Corp. (a)(e)	6,223,500	61,613
Sportscene Group, Inc. Class A (e)	400,000	3,195
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
St. Marc Holdings Co. Ltd.	480,000	$ 18,120
Toridoll Corp.	10,000	173
		691,929
Household Durables - 2.7%
Abbey PLC (e)	3,400,000	24,096
Barratt Developments PLC (a)(e)	84,000,199	174,107
Bellway PLC (e)	7,525,000	94,680
D.R. Horton, Inc.	9,000,000	158,670
Dorel Industries, Inc. Class B (sub. vtg.)	3,272,600	91,046
Emak SpA	3,300,000	2,184
First Juken Co. Ltd. (e)	1,690,000	14,934
Helen of Troy Ltd. (a)(e)	3,125,000	95,188
Henry Boot PLC (e)	9,750,000	18,038
HTL International Holdings Ltd. (e)	29,500,500	8,060
Jarden Corp.	390,000	17,628
Maruzen Co., Ltd. (e)	1,918,000	13,301
P&F Industries, Inc. Class A (a)(e)	361,038	1,812
Sanei Architecture Planning Co. Ltd. (d)	927,300	9,136
Stanley Furniture Co., Inc. (a)(e)	1,289,638	5,275
Steinhoff International Holdings Ltd.	3,000,000	8,918
Tempur-Pedic International, Inc. (a)(e)	4,251,000	121,111
Token Corp. (e)	1,050,000	45,816
		904,000
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	5,100,000	40,722
Liberty Media Corp. Interactive Series A (a)	376,700	7,056
N Brown Group PLC	600,000	2,473
NutriSystem, Inc. (d)	575,000	6,029
PetMed Express, Inc. (d)(e)	2,425,100	23,572
		79,852
Leisure Equipment & Products - 0.3%
Accell Group NV (e)	2,386,300	39,946
Fenix Outdoor AB	35,000	798
Giant Manufacturing Co. Ltd.	3,000,555	16,536
JAKKS Pacific, Inc. (d)(e)	2,150,536	34,452
Kabe Husvagnar AB (B Shares)	150,000	2,095
Marine Products Corp.	388,226	2,116
Mars Engineering Corp.	300,000	6,813
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Miroku Corp.	700,000	$ 1,506
Trigano SA	85,000	987
		105,249
Media - 1.4%
Aegis Group PLC	3,000,000	11,114
Astral Media, Inc. Class A (non-vtg.)	2,750,000	134,861
Chime Communications PLC (e)	4,700,000	13,338
Cinderella Media Group Ltd.	10,158,000	3,864
DISH Network Corp. Class A	1,660,000	51,062
DreamWorks Animation SKG, Inc. Class A (a)(d)	5,572,911	107,000
Gannett Co., Inc.	850,000	11,994
GFK AG	175,000	8,225
Harte-Hanks, Inc. (e)	3,360,000	21,168
Intage, Inc. (e)	1,040,000	22,065
New Frontier Media, Inc. (a)(e)	1,949,400	3,002
Omnicom Group, Inc.	500,010	25,091
Pico Far East Holdings Ltd.	19,004,000	4,166
Proto Corp.	160,000	5,085
RKB Mainichi Broadcasting Corp.	50,000	411
Saga Communications, Inc. Class A (a)	375,077	12,715
STW Group Ltd.	3,000,000	2,932
Tow Co. Ltd. (e)	1,223,000	7,884
TVA Group, Inc. Class B (non-vtg.) (a)	2,000,400	14,063
		460,040
Multiline Retail - 3.1%
Don Quijote Co. Ltd.	3,100,000	103,418
Hanwha Timeworld Co. Ltd. (e)	306,730	5,046
Harvey Norman Holdings Ltd. (d)	22,050,000	46,345
Next PLC (e)	16,650,000	840,310
Tuesday Morning Corp. (a)(e)	4,310,697	21,812
Watts Co. Ltd. (e)	665,000	8,097
Zakkaya Bulldog Co. Ltd.	400,000	1,064
		1,026,092
Specialty Retail - 12.0%
Aarons, Inc. Class A	700,000	20,531
ABC-Mart, Inc.	135,000	5,441
Abercrombie & Fitch Co. Class A (e)	6,500,000	219,700
Aeropostale, Inc. (a)(e)	8,177,100	161,252
Ascena Retail Group, Inc. (a)	1,620,000	29,711
AT-Group Co. Ltd.	781,000	10,517
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
AutoZone, Inc. (a)	900,000	$ 337,707
Bed Bath & Beyond, Inc. (a)	6,600,000	402,270
Best Buy Co., Inc. (d)(e)	20,155,489	364,613
Big 5 Sporting Goods Corp. (e)	2,199,000	16,580
BMTC Group, Inc. Class A (sub. vtg.) (e)	5,607,600	100,650
Brown Shoe Co., Inc. (d)	850,000	11,696
Cash Converters International Ltd. (e)	24,900,000	18,841
Chico's FAS, Inc.	1,330,000	20,376
Citi Trends, Inc. (a)(e)	1,000,000	15,030
Destination Maternity Corp.	116,700	2,088
Folli Follie Group (a)(e)	4,150,000	26,144
Fourlis Holdings SA (a)	200,000	209
GameStop Corp. Class A (d)(e)	8,519,900	136,489
Glentel, Inc. (e)	1,950,000	21,097
Guess?, Inc. (e)	5,015,000	150,952
Gulliver International Co. Ltd. (e)	1,011,500	30,802
Halfords Group PLC	900,000	2,898
I A Group Corp. (e)	869,000	6,501
John David Group PLC	350,000	3,775
Jos. A. Bank Clothiers, Inc. (a)(e)	2,737,500	115,687
Jumbo SA (e)	11,139,100	41,528
K'S Denki Corp. (d)	2,810,000	91,502
Kyoto Kimono Yuzen Co. Ltd. (e)	1,719,000	20,106
Le Chateau, Inc. Class A (sub. vtg.)	2,022,600	4,316
Leon's Furniture Ltd.	600,000	7,060
Lowe's Companies, Inc.	330,000	8,372
Macintosh Retail Group NV	200,000	2,129
MarineMax, Inc. (a)	899,988	6,696
Mr. Bricolage SA (e)	810,000	8,571
Nafco Co. Ltd. (e)	2,043,400	36,224
Nishimatsuya Chain Co. Ltd. (e)	6,950,000	59,117
Pal Co. Ltd. (e)	810,000	44,479
Penske Automotive Group, Inc.	600,000	14,340
Pier 1 Imports, Inc.	600,000	9,894
Point, Inc.	635,150	22,178
Right On Co. Ltd.	400,000	3,394
RONA, Inc.	600,000	8,077
Ross Stores, Inc.	10,000,000	664,400
Second Chance Properties Ltd.	12,489,130	3,814
Second Chance Properties Ltd.:
warrants 9/27/13 (a)	3,828,125	182
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Second Chance Properties Ltd.: - continued
warrants 7/24/17 (a)	12,489,130	$ 311
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	2,100,000	35,952
Staples, Inc.	24,200,000	308,308
Super Cheap Auto Group Ltd.	60,000	483
The Buckle, Inc. (d)	850,000	32,870
The Men's Wearhouse, Inc.	350,000	9,538
USS Co. Ltd. (e)	2,000,000	215,233
WH Smith PLC	1,400,000	12,083
Williams-Sonoma, Inc.	400,000	13,900
Workman Co. Ltd. (e)	1,428,000	36,077
		3,952,691
Textiles, Apparel & Luxury Goods - 2.5%
Adolfo Dominguez SA (a)	350,000	1,456
Arts Optical International Holdings Ltd. (e)	33,970,640	9,418
Bijou Brigitte Modische Accessoires AG (d)	45,000	2,824
Cherokee, Inc. (d)	200,411	2,686
Delta Apparel, Inc. (a)(e)	429,339	6,011
F&F Co. Ltd.	731,660	3,999
Fossil, Inc. (a)	2,350,000	168,472
Geox SpA (d)	2,650,000	6,117
Gildan Activewear, Inc. (e)	11,100,000	313,016
Hampshire Group Ltd. (a)(e)	920,000	3,211
Handsome Co. Ltd. (e)	2,436,150	48,155
Iconix Brand Group, Inc. (a)	570,000	10,106
International Taifeng Holdings Ltd.	250,000	57
JLM Couture, Inc. (a)(e)	197,100	246
K-Swiss, Inc. Class A (a)(d)	2,510,000	7,806
Li Ning Co. Ltd.	500,000	258
Pandora A/S (d)	25,445	244
Peak Sport Products Co. Ltd.	10,110,000	1,473
Rocky Brands, Inc. (a)(e)	638,825	7,372
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,000,000	39,880
Steven Madden Ltd. (a)	397,600	16,075
Sun Hing Vision Group Holdings Ltd. (e)	23,939,000	8,057
Ted Baker PLC	200,000	2,774
Texwinca Holdings Ltd.	55,700,000	52,578
Tungtex Holdings Co. Ltd. (e)	22,000,000	2,156
Van de Velde	75,000	3,395
Victory City International Holdings Ltd.	61,000,000	5,900
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Youngone Corp.	700,000	$ 17,644
Youngone Holdings Co. Ltd. (e)	929,000	49,298
Yue Yuen Industrial (Holdings) Ltd.	8,900,000	26,971
		817,655
TOTAL CONSUMER DISCRETIONARY		8,790,047
CONSUMER STAPLES - 8.4%
Beverages - 1.5%
Baron de Ley SA (a)	200,000	9,755
Britvic PLC	4,576,528	21,591
C&C Group PLC	1,100,285	4,833
Constellation Brands, Inc. Class A (sub. vtg.) (a)	8,400,000	236,964
Monster Beverage Corp. (a)	3,000,000	199,410
Muhak Co. Ltd. (e)	2,395,140	24,467
		497,020
Food & Staples Retailing - 5.3%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	50,000	2,373
Aoki Super Co. Ltd.	100,000	1,052
Belc Co. Ltd. (e)	2,086,000	29,659
Cosmos Pharmaceutical Corp. (d)(e)	1,900,000	154,513
Create SD Holdings Co. Ltd. (d)(e)	2,227,000	61,339
Daikokutenbussan Co. Ltd. (d)	610,000	17,078
Dong Suh Companies, Inc.	1,212,835	33,360
Fyffes PLC (Ireland) (e)	29,000,000	16,021
Genky Stores, Inc. (d)(e)	240,000	6,073
Greggs PLC	1,425,000	11,506
Growell Holdings Co. Ltd. (d)	340,987	12,427
Halows Co. Ltd. (e)	1,401,500	13,384
Ingles Markets, Inc. Class A	300,000	4,908
Kroger Co.	750,000	16,628
Kusuri No Aoki Co. Ltd. (d)	275,000	11,312
Majestic Wine PLC	300,000	2,065
Marukyu Co. Ltd.	100,000	1,025
Maxvalu Nishinihon Co. Ltd.	25,000	377
Metro, Inc. Class A (sub. vtg.) (e)	10,925,833	606,295
North West Co., Inc.	300,000	6,453
Safeway, Inc. (d)(e)	12,650,000	196,708
San-A Co. Ltd.	375,000	13,951
Shoppers Drug Mart Corp. (d)	5,000,000	206,162
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Sligro Food Group NV	1,850,000	$ 42,805
Sundrug Co. Ltd.	2,610,000	90,766
SUPERVALU, Inc. (d)	10,000,000	24,700
Tesco PLC	7,700,000	38,402
Total Produce PLC	10,000,000	4,860
Walgreen Co.	1,935,000	70,357
Yaoko Co. Ltd.	995,100	36,536
		1,733,095
Food Products - 1.4%
Aryzta AG	1,850,000	91,998
Cranswick PLC	434,594	5,826
Dean Foods Co. (a)(e)	9,500,000	117,515
Dutch Lady Milk Industries Bhd	250,000	2,960
Food Empire Holdings Ltd. (e)	52,900,000	18,279
Fresh Del Monte Produce, Inc. (e)	6,300,000	154,350
Global Bio-Chem Technology Group Co. Ltd.	12,000,000	1,393
Hilton Food Group PLC	812,773	3,434
Iwatsuka Confectionary Co. Ltd.	13,200	497
Nam Yang Dairy Products	11,000	7,452
Pacific Andes (Holdings) Ltd.	129,316,774	15,380
Pacific Andes International Holdings Ltd.	82,489,308	4,521
President Rice Products PCL	1,000,000	2,328
Rocky Mountain Chocolate Factory, Inc. (e)	496,882	6,077
Samyang Genex Co. Ltd.	145,795	5,867
Select Harvests Ltd. (e)	5,196,000	7,099
Sunjin Co. Ltd. (e)	813,630	5,649
Sunjin Holdings Co. Ltd. (a)(e)	138,537	2,481
Synear Food Holdings Ltd. (a)	39,000,000	4,200
United Food Holdings Ltd.	22,400,000	828
Yutaka Foods Corp.	81,600	1,491
		459,625
Personal Products - 0.2%
Atrium Innovations, Inc. (a)	1,400,000	15,873
Inter Parfums, Inc.	600,073	9,757
Nutraceutical International Corp. (a)(e)	1,143,504	17,050
Physicians Formula Holdings, Inc. (a)	626,100	2,229
Sarantis SA (a)	1,349,952	3,123
USANA Health Sciences, Inc. (a)(d)	420,000	18,892
		66,924
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.0%
Karelia Tobacco Co., Inc.	2,452	$ 287
TOTAL CONSUMER STAPLES		2,756,951
ENERGY - 5.6%
Energy Equipment & Services - 2.3%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	17,897
BW Offshore Ltd.	3,477,000	3,202
Cal Dive International, Inc. (a)(d)(e)	6,624,500	10,732
Cathedral Energy Services Ltd.	17,800	101
Divestco, Inc. (a)(e)	3,586,000	787
Essential Energy Services Ltd.	250,000	531
Farstad Shipping ASA (e)	3,200,000	80,165
Fugro NV (Certificaten Van Aandelen) unit	1,600,027	104,832
Gulfmark Offshore, Inc. Class A (a)	261,732	9,409
Hercules Offshore, Inc. (a)	500,000	1,795
Nabors Industries Ltd. (a)	600,000	8,304
Noble Corp.	300,000	11,100
Oil States International, Inc. (a)	2,000,000	145,400
Pason Systems, Inc.	10,000	145
Patterson-UTI Energy, Inc.	605,000	9,365
Precision Drilling Corp. (a)	5,400,000	42,970
ProSafe ASA	7,900,000	57,865
Rowan Companies PLC (a)	1,004,700	35,295
Shinko Plantech Co. Ltd.	50,000	461
Solstad Offshore ASA	1,150,000	16,885
Total Energy Services, Inc. (e)	2,500,000	35,399
Unit Corp. (a)(e)	4,069,174	161,790
		754,430
Oil, Gas & Consumable Fuels - 3.3%
Adams Resources & Energy, Inc.	158,951	6,606
AOC Holdings, Inc. (e)	6,050,000	19,777
Beach Energy Ltd.	15,004,302	17,345
C&C Energia Ltd. (a)	25,000	157
ENI SpA	21,050,000	434,056
Great Eastern Shipping Co. Ltd.	4,360,000	20,415
Hankook Shell Oil Co. Ltd. (e)	68,000	13,111
HollyFrontier Corp.	908,256	33,960
Kanto Natural Gas Development	10,000	51
Marathon Oil Corp.	4,965,000	131,424
Michang Oil Industrial Co. Ltd. (e)	173,900	7,183
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Newfield Exploration Co. (a)	400,000	$ 12,212
Peabody Energy Corp.	850,000	17,748
Petrominerales Ltd.	35,000	324
Stone Energy Corp. (a)	725,000	19,039
Swift Energy Co. (a)	700,000	13,083
Tesoro Corp.	4,900,000	135,485
Tsakos Energy Navigation Ltd.	200,000	980
Ultra Petroleum Corp. (a)(d)	100,000	2,376
W&T Offshore, Inc. (d)(e)	4,550,000	84,130
Williams Companies, Inc.	310,300	9,864
World Fuel Services Corp.	2,000,022	80,981
WPX Energy, Inc.	1,140,000	18,183
		1,078,490
TOTAL ENERGY		1,832,920
FINANCIALS - 8.1%
Capital Markets - 0.2%
AllianceBernstein Holding LP	510,000	6,181
Federated Investors, Inc. Class B (non-vtg.) (d)	600,000	12,066
GFI Group, Inc.	523,800	1,666
Investment Technology Group, Inc. (a)	675,000	5,589
Kyokuto Securities Co. Ltd.	10,000	73
State Street Corp.	910,000	36,746
Tullett Prebon PLC	1,650,000	7,062
		69,383
Commercial Banks - 1.1%
Bank of Ireland (a)	645,000,040	78,742
Bank of the Ozarks, Inc.	25,000	805
BBCN Bancorp, Inc. (a)	1,550,000	17,577
Cathay General Bancorp (e)	4,125,000	66,784
Codorus Valley Bancorp, Inc.	138,734	2,167
Dimeco, Inc.	29,140	1,158
East West Bancorp, Inc.	4,000,000	87,200
First Bancorp, Puerto Rico (f)	7,428,572	28,080
North Valley Bancorp (a)(e)	527,500	6,858
Norwood Financial Corp.	31,801	851
Oriental Financial Group, Inc. (e)	2,504,542	25,997
Pacific Premier Bancorp, Inc. (a)(e)	950,000	8,465
Popular, Inc. (a)	1,800,000	27,126
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Sandy Spring Bancorp, Inc.	25,000	$ 445
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,250,000	6,844
Sparebanken More (primary capital certificate)	81,621	2,045
		361,144
Consumer Finance - 0.1%
Aeon Credit Service (Asia) Co. Ltd.	12,198,000	10,193
Albemarle & Bond Holdings PLC	1,850,000	7,599
Green Dot Corp. Class A (a)	597,455	6,237
Nicholas Financial, Inc.	200,827	2,655
		26,684
Diversified Financial Services - 0.0%
Newship Ltd. (a)	2,500	784
NICE Holdings Co. Ltd.	56,147	2,398
NICE Information Service Co. Ltd.	1,276,670	4,522
Ricoh Leasing Co. Ltd.	60,000	1,379
The NASDAQ Stock Market, Inc.	400,000	9,080
		18,163
Insurance - 6.1%
Admiral Group PLC	1,100,000	18,833
AEGON NV	40,000,000	181,575
AFLAC, Inc.	395,000	17,293
Amlin PLC	3,100,000	18,323
APRIL (e)	2,325,459	33,248
Assurant, Inc. (e)	5,350,000	193,724
Axis Capital Holdings Ltd. (e)	8,000,000	262,880
Employers Holdings, Inc.	548,532	9,808
Endurance Specialty Holdings Ltd. (e)	2,600,000	90,142
FBD Holdings PLC	175,000	1,701
Genworth Financial, Inc. Class A (a)	15,600,000	78,624
Hartford Financial Services Group, Inc.	8,200,000	134,890
HCC Insurance Holdings, Inc.	650,000	19,916
Lincoln National Corp.	8,350,000	167,418
National Interstate Corp. (e)	1,000,000	26,190
National Western Life Insurance Co. Class A	148,870	21,079
Primerica, Inc.	800,000	21,896
Progressive Corp.	600,000	11,844
Protective Life Corp.	2,400,000	66,984
RenaissanceRe Holdings Ltd. (e)	3,100,000	229,369
Torchmark Corp.	600,000	29,850
Tower Group, Inc.	325,000	6,058
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Unum Group (e)	16,000,000	$ 302,240
Validus Holdings Ltd.	1,900,000	61,807
		2,005,692
Real Estate Investment Trusts - 0.0%
Nieuwe Steen Investments NV	90,000	775
Nieuwe Steen Investments NV warrants 4/1/13 (a)	125,000	0
		775
Real Estate Management & Development - 0.2%
Airport Facilities Co. Ltd.	260,000	1,193
Devine Ltd.	2,125,000	1,184
Relo Holdings Corp. (e)	1,336,300	46,469
Tejon Ranch Co. (a)	175,855	4,570
		53,416
Thrifts & Mortgage Finance - 0.4%
Genworth MI Canada, Inc. (e)	5,650,000	95,664
Hudson City Bancorp, Inc.	3,900,000	24,765
WSB Holdings, Inc. (a)	30,000	83
		120,512
TOTAL FINANCIALS		2,655,769
HEALTH CARE - 13.0%
Biotechnology - 0.8%
Amgen, Inc.	3,000,000	247,800
Apex Biotechnology Corp.	150,000	397
		248,197
Health Care Equipment & Supplies - 1.3%
Atrion Corp.	10,000	2,060
Audika SA	245,995	2,724
DiaSorin S.p.A. (d)	5,000	137
Exactech, Inc. (a)	202,919	3,358
Hoshiiryou Sanki Co. Ltd. (e)	294,800	8,339
Huvitz Co. Ltd. (e)	970,000	9,051
Integra LifeSciences Holdings Corp. (a)	250,000	9,615
Mani, Inc.	335,000	11,245
Medical Action Industries, Inc. (a)(e)	1,634,280	5,687
Medtronic, Inc.	3,730,000	147,037
Microlife Corp.	2,760,000	4,609
Nakanishi, Inc.	271,300	28,027
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Prim SA (e)	1,650,000	$ 7,593
ResMed, Inc.	350,000	11,046
Smith & Nephew PLC	100,000	1,024
Span-America Medical System, Inc. (e)	269,900	4,588
St. Shine Optical Co. Ltd.	400,200	4,551
Syneron Medical Ltd. (a)	540,000	5,519
Techno Medica Co. Ltd.	86	344
Theragenics Corp. (a)(e)	2,629,506	4,838
Top Glove Corp. Bhd	1,000,000	1,722
Utah Medical Products, Inc. (e)	438,418	14,845
Value Added Technologies Co. Ltd.	650,000	3,731
Young Innovations, Inc. (e)	560,754	20,238
Zimmer Holdings, Inc.	2,000,000	117,860
		429,788
Health Care Providers & Services - 9.8%
A/S One Corp.	160,000	3,436
Advocat, Inc. (e)	351,269	2,188
Almost Family, Inc. (a)(e)	936,814	20,619
Amedisys, Inc. (a)(d)(e)	2,917,000	35,558
AMERIGROUP Corp. (a)(e)	4,850,000	435,918
AmSurg Corp. (a)	750,000	22,155
Bio-Reference Laboratories, Inc. (a)(d)	275,000	6,806
Centene Corp. (a)	600,000	22,824
Corvel Corp. (a)	100,054	4,616
Coventry Health Care, Inc. (e)	14,300,000	476,619
DVx, Inc. (e)	210,600	3,996
Grupo Casa Saba SA de CV sponsored ADR (a)	1,263,900	8,658
Hanger, Inc. (a)	209,029	5,387
Healthways, Inc. (a)(e)	1,747,900	19,594
Henry Schein, Inc. (a)	100,000	7,481
LHC Group, Inc. (a)(e)	1,895,000	33,902
LifePoint Hospitals, Inc. (a)	750,000	28,590
Lincare Holdings, Inc. (e)	12,400,000	513,360
Medica Sur SA de CV	325,500	587
Mediq NV	300,000	3,171
MEDNAX, Inc. (a)	100,000	6,613
National Healthcare Corp.	6,700	293
Patterson Companies, Inc.	2,161,756	73,716
Pelion SA (e)	575,000	4,960
PharMerica Corp. (a)	50,000	515
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Psychemedics Corp.	115,000	$ 1,252
Rhoen-Klinikum AG	640,000	13,780
The Ensign Group, Inc.	550,000	15,428
Triple-S Management Corp. (a)(e)	1,957,734	35,670
Tsukui Corp. (d)	650,000	10,300
U.S. Physical Therapy, Inc.	177,138	4,547
United Drug PLC:
(Ireland)	10,000,000	25,814
(United Kingdom)	533,719	1,407
UnitedHealth Group, Inc.	23,000,000	1,175,049
Universal American Spin Corp. (a)	1,106,590	9,915
VCA Antech, Inc. (a)	1,321,100	24,044
Wellcare Health Plans, Inc. (a)	825,000	53,477
WellPoint, Inc.	2,250,000	119,903
Win International Co., Ltd. (e)	1,230,300	9,504
		3,241,652
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (e)	271,041	786
Quality Systems, Inc.	567,675	9,174
		9,960
Pharmaceuticals - 1.1%
Daewon Pharmaceutical Co. Ltd. (e)	1,418,500	6,963
Dawnrays Pharmaceutical Holdings Ltd.	1,000,000	227
DongKook Pharmaceutical Co. Ltd. (e)	449,972	5,890
Endo Pharmaceuticals Holdings, Inc. (a)	4,295,000	127,690
Forest Laboratories, Inc. (a)	1,350,000	45,293
Fuji Pharma Co. Ltd.	160,000	2,589
Hanmi Science Co. Ltd.	461,135	1,407
Hi-Tech Pharmacal Co., Inc. (a)	113,450	3,898
Hospira, Inc. (a)	1,500,000	52,125
Ildong Pharmaceutical Co. Ltd. (e)	2,505,065	14,977
Jeil Pharmaceutical Co. (e)	1,484,800	27,446
Kaken Pharmaceutical Co. Ltd.	110,000	1,560
KunWha Pharmaceutical Co., Ltd. (e)	325,900	3,228
Kwang Dong Pharmaceutical Co. Ltd.	425,000	1,566
Mylan, Inc. (a)	450,000	10,364
Pacific Pharmaceutical Co. Ltd.	85,000	1,707
Recordati SpA (d)	5,850,000	39,480
Torii Pharmaceutical Co. Ltd.	620,000	13,628
Tsumura & Co.	100,000	2,813
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Whan In Pharmaceutical Co. Ltd. (e)	1,860,000	$ 10,495
Yuyu Pharma, Inc.	255,000	1,263
		374,609
TOTAL HEALTH CARE		4,304,206
INDUSTRIALS - 8.8%
Aerospace & Defense - 0.3%
CAE, Inc.	5,200,000	52,423
Ducommun, Inc. (a)	100,000	986
Magellan Aerospace Corp. (a)	555,000	1,837
Moog, Inc. Class A (a)	1,000,000	36,390
		91,636
Air Freight & Logistics - 0.2%
Air T, Inc. (e)	244,600	2,079
Kintetsu World Express, Inc.	500,000	15,455
Pacer International, Inc. (a)(e)	2,000,001	8,400
Sinwa Ltd. (e)	22,837,000	2,202
Yusen Logistics Co. Ltd. (e)	4,221,500	48,109
		76,245
Airlines - 0.1%
Republic Airways Holdings, Inc. (a)	1,000,000	4,550
SkyWest, Inc.	1,977,263	13,841
		18,391
Building Products - 0.1%
AAON, Inc.	432,411	7,900
Insteel Industries, Inc. (e)	1,207,332	12,025
Kingspan Group PLC (Ireland)	1,500,000	11,996
Kondotec, Inc. (e)	1,675,000	9,391
		41,312
Commercial Services & Supplies - 2.1%
1010 Printing Group Ltd.	383,736	21
Aeon Delight Co. Ltd.	475,000	10,946
AJIS Co. Ltd. (e)	538,500	7,719
Asia File Corp. Bhd	800,000	968
Avery Dennison Corp. (e)	10,043,800	309,249
Corrections Corp. of America	598,700	18,608
Fursys, Inc. (e)	824,994	20,686
Industrial Services of America, Inc. (a)(d)	84,200	380
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Knoll, Inc. (e)	4,475,000	$ 61,263
May Gurney Integrated Services PLC	2,400,000	9,031
Mears Group PLC	2,700,000	11,408
Mitie Group PLC (e)	24,025,000	102,230
Moshi Moshi Hotline, Inc.	630,000	6,751
Multi-Color Corp.	616,500	11,985
NICE e-Banking Services (e)	2,599,700	4,242
Prestige International, Inc.	401,000	4,350
Republic Services, Inc.	22,200	642
RPS Group PLC	2,891,256	10,970
Teems, Inc. (e)	124,950	1,221
The Geo Group, Inc. (a)	670,600	15,504
United Stationers, Inc. (e)	2,431,544	61,299
VICOM Ltd.	3,246,000	11,164
		680,637
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)(e)	8,483,918	137,524
Arcadis NV	1,275,000	26,590
Astaldi SpA	275,000	1,604
Badger Daylighting Ltd.	420,000	10,600
Daiichi Kensetsu Corp. (e)	1,893,200	17,709
Dongyang Engineering & Construction Corp.	72,375	1,293
EPCO Co. Ltd.	150,000	2,398
Foster Wheeler AG (a)	827,500	14,928
Geumhwa PSC Co. Ltd.	25,000	313
Heijmans NV unit	10,000	79
Imtech NV	1,525,768	38,963
Jacobs Engineering Group, Inc. (a)	6,426,643	247,876
Kier Group PLC	600,000	11,947
Koninklijke BAM Groep NV (d)	1,800,000	4,726
Kyeryong Construction Industrial Co. Ltd. (e)	893,000	7,519
Meisei Industrial Co. Ltd. (d)	1,275,000	3,500
Mirait Holdings Corp.	2,449,940	17,760
Sanyo Engineering & Construction, Inc.	807,000	2,595
Severfield-Rowen PLC	1,000,000	2,367
Shinnihon Corp.	1,800,000	4,448
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	3,630
ShoLodge, Inc. (a)(e)	500,627	50
Sterling Construction Co., Inc. (a)(e)	1,630,000	16,186
Tutor Perini Corp. (a)	1,550,000	17,608
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
United Integration Services Co. Ltd.	6,000,000	$ 4,840
Vianini Lavori SpA	675,000	2,276
		599,329
Electrical Equipment - 0.4%
Aichi Electric Co. Ltd.	1,000,000	4,262
Aros Quality Group AB	850,000	5,499
AZZ, Inc. (e)	2,220,000	68,176
Canare Electric Co. Ltd. (d)	27,400	431
Chiyoda Integre Co. Ltd.	500,500	5,899
Deswell Industries, Inc.	451,034	1,245
Dynapack International Technology Corp.	200,000	919
EnerSys (a)	300,000	10,245
FW Thorpe PLC	504,300	8,045
Graphite India Ltd.	2,200,000	3,310
I-Sheng Electric Wire & Cable Co. Ltd. (e)	12,000,000	15,711
Jinpan International Ltd.	382,640	2,376
Korea Electric Terminal Co. Ltd. (e)	700,000	13,435
PK Cables OY	250,000	3,833
Servotronics, Inc.	60,000	472
Universal Security Instruments, Inc. (a)(e)	241,255	1,158
		145,016
Industrial Conglomerates - 1.0%
DCC PLC (Ireland) (e)	8,310,000	206,435
Reunert Ltd.	1,425,000	13,784
Seaboard Corp. (a)	47,600	104,720
		324,939
Machinery - 1.5%
Aalberts Industries NV (e)	9,560,000	151,267
Actuant Corp. Class A	900,000	25,614
ASL Marine Holdings Ltd.	17,500,000	8,086
CKD Corp. (e)	5,525,000	34,555
Foremost Income Fund	2,141,103	18,148
Gencor Industries, Inc. (a)	391,000	2,983
Harsco Corp.	549,872	11,685
HNK Machine Tool Co. Ltd.	275,291	2,812
Hurco Companies, Inc. (a)(e)	633,500	12,923
Hwacheon Machine Tool Co. Ltd. (e)	219,900	8,334
Ihara Science Corp. (e)	974,300	7,292
Inoue Kinzoku Kogyo Co. Ltd. (e)	1,082,000	4,846
Jaya Holdings Ltd. (a)(e)	74,670,000	33,603
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Kyowakogyosyo Co.,Ltd.	140,000	$ 1,337
Metka SA	425,000	3,169
Mirle Automation Corp.	3,708,000	2,415
NACCO Industries, Inc. Class A	310,000	31,047
Nadex Co. Ltd. (e)	700,000	2,883
Nichidai Corp.	47,300	271
Nitta Corp.	75,000	1,150
Oshkosh Truck Corp. (a)	3,762,200	84,725
Proto Labs, Inc. (d)	177,200	6,703
S&T Holdings Co. Ltd.	700,020	5,814
Semperit AG Holding	560,000	19,017
SIMPAC, Inc.	200,000	842
Takamatsu Machinery Co., Ltd.	105,000	681
Takeuchi Manufacturing Co. Ltd.	200,000	1,573
Tocalo Co. Ltd.	560,000	7,822
Trifast PLC	2,050,000	1,318
Trinity Industrial Corp.	665,000	2,295
Young Poong Precision Corp. (e)	988,011	9,219
		504,429
Marine - 0.0%
DryShips, Inc. (a)	2,552,500	5,641
Tokyo Kisen Co. Ltd. (e)	1,000,000	5,411
		11,052
Professional Services - 0.5%
Akka Technologies SA	550,000	16,072
Boardroom Ltd.	3,000,000	1,326
Clarius Group Ltd.	4,245,812	1,963
CRA International, Inc. (a)(e)	625,000	9,681
en-japan, Inc.	6,100	6,234
FTI Consulting, Inc. (a)	291,900	7,452
Hyder Consulting PLC	650,000	3,974
Manpower, Inc.	431,900	15,367
SmartPros Ltd.	125,000	211
Sporton International, Inc. (e)	7,817,000	18,198
Stantec, Inc. (e)	2,400,000	68,947
Synergie SA	225,000	1,927
VSE Corp. (e)	527,700	12,116
		163,468
Road & Rail - 0.4%
Alps Logistics Co. Ltd. (e)	1,723,700	17,279
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.	500,000	$ 11,470
Hamakyorex Co. Ltd. (e)	750,000	25,287
Hutech Norin Co. Ltd. (e)	1,043,700	10,655
Quality Distribution, Inc. (a)	1,100,608	11,116
Ryder System, Inc.	134,100	5,289
Sakai Moving Service Co. Ltd. (e)	778,000	15,915
Trancom Co. Ltd. (e)	1,032,400	21,122
Universal Truckload Services, Inc.	300,000	4,467
Vitran Corp., Inc. (a)	683,894	3,174
		125,774
Trading Companies & Distributors - 0.3%
AddTech AB (B Shares)	500,000	13,013
Grafton Group PLC unit	4,900,000	16,761
Hanwa Co. Ltd.	650,000	2,320
Houston Wire & Cable Co. (d)(e)	1,100,000	12,595
KS Energy Services Ltd. (a)	12,737,000	8,086
Otec Corp.	150,000	1,151
Parker Corp. (e)	2,400,000	5,740
Richelieu Hardware Ltd.	350,000	12,212
Senshu Electric Co. Ltd. (e)	1,080,000	13,236
Strongco Corp. (a)(e)	1,025,288	5,419
Tanaka Co. Ltd.	90,000	542
TECHNO ASSOCIE CO., LTD.	180,000	1,542
Totech Corp.	200,000	789
Uehara Sei Shoji Co. Ltd.	1,040,000	3,987
Wakita & Co. Ltd.	275,000	1,972
		99,365
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,548,000	9,641
Meiko Transportation Co. Ltd.	925,000	8,635
		18,276
TOTAL INDUSTRIALS		2,899,869
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 0.7%
Aastra Technologies Ltd. (e)	875,000	14,833
Bel Fuse, Inc. Class A	299,963	5,348
Black Box Corp. (e)	1,800,840	47,974
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Blonder Tongue Laboratories, Inc. (a)	22,286	$ 24
Brocade Communications Systems, Inc. (a)	1,861,300	9,251
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,110,000	1,166
Cisco Systems, Inc.	600,000	9,570
ClearOne Communications, Inc. (a)(e)	455,495	1,781
Comtech Telecommunications Corp.	373,902	10,215
Ditech Networks, Inc. (a)	600,000	492
Finisar Corp. (a)	389,900	4,846
NEC Mobiling Ltd.	300,000	10,917
Nera Telecommunications Ltd.	6,000,000	1,953
NETGEAR, Inc. (a)	1,300,000	45,019
Optical Cable Corp.	150,000	549
Pace Micro Technology PLC	500,000	1,188
Parrot SA (a)	142,500	4,339
Polycom, Inc. (a)	891,800	7,794
Tessco Technologies, Inc.	70,000	1,313
TKH Group NV unit (e)	3,000,000	60,628
		239,200
Computers & Peripherals - 4.0%
Compal Electronics, Inc.	153,500,000	144,579
EMC Corp. (a)	741,400	19,432
Lexmark International, Inc. Class A	250,000	4,373
Logitech International SA (Reg.) (d)	7,600,000	67,530
NetApp, Inc. (a)	5,000	163
Pinnacle Technology Holdings Ltd.	8,000,000	15,332
Quantum Corp. (a)	5,138,000	7,604
Rimage Corp. (e)	966,192	6,715
Roland DG Corp.	210,000	2,420
Seagate Technology (e)	31,450,000	944,129
Super Micro Computer, Inc. (a)(e)	2,813,700	34,918
Synaptics, Inc. (a)	458,800	12,103
TPV Technology Ltd.	58,500,000	10,863
Western Digital Corp. (a)	700,000	27,839
Xyratex Ltd. (e)	2,000,000	23,660
		1,321,660
Electronic Equipment & Components - 3.2%
A&D Co. Ltd. (e)	1,650,000	6,098
Arrow Electronics, Inc. (a)	231,700	7,820
Beijer Electronics AB	175,000	1,544
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	675,000	$ 7,702
Delta Electronics PCL (For. Reg.)	25,000,000	18,907
DigiTech Systems Co., Ltd. (a)	280,000	2,249
Dolby Laboratories, Inc. Class A (a)	255,000	8,989
Elec & Eltek International Co. Ltd.	1,800,000	4,680
Elematec Corp.	629,200	8,553
Excel Co. Ltd. (e)	909,800	8,426
Fabrinet (a)	615,200	8,170
FLIR Systems, Inc.	500,000	10,225
Hana Microelectronics Co. (For. Reg.)	17,000,000	10,804
Hi-P International Ltd.	20,802,000	12,370
Hon Hai Precision Industry Co. Ltd. (Foxconn)	116,000,000	327,776
Huan Hsin Holdings Ltd. (a)	7,200,000	365
Image Sensing Systems, Inc. (a)(e)	365,685	1,858
Insight Enterprises, Inc. (a)	1,600,127	26,818
Intelligent Digital Integrated Security Co. Ltd. (e)	691,242	5,716
Intelligent Digital Integrated Security Co. Ltd. (e)	310,558	12,635
INTOPS Co. Ltd. (e)	859,900	13,043
Isra Vision AG (e)	438,100	9,959
Jurong Technologies Industrial Corp. Ltd. (a)	29,873,347	0
Kingboard Chemical Holdings Ltd. (e)	43,500,000	89,976
Kingboard Laminates Holdings Ltd.	9,000,000	3,401
KITAGAWA INDUSTRIES CO., LTD.	100,000	983
Lumax International Corp. Ltd.	100,000	232
Mesa Laboratories, Inc. (e)	317,500	14,700
Multi-Fineline Electronix, Inc. (a)	262,200	6,862
Muramoto Electronic Thailand PCL (For. Reg.) (e)	1,629,100	9,473
Nippo Ltd. (e)	797,600	4,716
Orbotech Ltd. (a)(e)	3,100,000	24,800
Posiflex Technologies, Inc.	1,855,677	3,273
Rofin-Sinar Technologies, Inc. (a)	488,865	8,863
ScanSource, Inc. (a)(e)	2,000,000	57,740
SED International Holdings, Inc. (a)(e)	475,000	1,021
Shibaura Electronics Co. Ltd. (e)	777,800	12,591
Sigmatron International, Inc. (a)(e)	381,880	1,333
Store Electronic Systems SA	21,950	270
SYNNEX Corp. (a)(e)	3,505,000	118,574
Taitron Components, Inc. Class A (sub. vtg.) (a)	320,000	316
Tomen Devices Corp. (e)	680,100	16,632
Tomen Electronics Corp. (e)	1,492,400	19,648
Tripod Technology Corp.	200,000	456
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Venture Corp. Ltd. (e)	18,222,000	$ 109,238
VST Holdings Ltd. (e)	105,836,000	16,514
Winland Electronics, Inc. (a)(e)	222,700	134
Wireless Telecom Group, Inc. (a)(e)	1,300,000	1,625
XAC Automation Corp. (e)	9,430,000	8,756
		1,046,834
Internet Software & Services - 1.3%
Daou Technology, Inc.	500,000	4,997
DeNA Co. Ltd. (d)	400,000	8,667
eBay, Inc. (a)	5,000,502	221,522
Gabia, Inc.	100,000	422
Gurunavi, Inc.	400,000	4,622
j2 Global, Inc. (e)	3,600,000	107,748
Jorudan Co. Ltd. (e)	525,000	3,368
Meetic (e)	1,665,000	24,850
Melbourne IT Ltd. (e)	8,185,000	15,311
Monster Worldwide, Inc. (a)	200,000	1,450
NetGem SA	1,000,000	3,199
QuinStreet, Inc. (a)	50,000	454
Rentabiliweb Group SA	110,000	725
Softbank Technology Corp.	381,000	3,486
The Stanley Gibbons Group PLC	1,250,000	4,204
UANGEL Corp. (e)	1,200,000	5,211
Web.com Group, Inc. (a)	347,300	5,383
WebMD Health Corp. (a)	25,000	368
		415,987
IT Services - 3.3%
Accenture PLC Class A	100,000	6,030
ALTEN	1,035,000	29,226
Amdocs Ltd.	8,590,000	255,553
Argo Graphics, Inc. (e)	526,500	7,024
ATOSS Software AG	15,000	405
Calian Technologies Ltd. (e)	778,500	16,224
CGI Group, Inc. Class A (sub. vtg.) (a)	1,000,000	23,563
Computer Sciences Corp.	5,650,000	139,103
Computer Services, Inc.	190,600	5,911
CSE Global Ltd. (e)	47,295,000	32,495
Data#3 Ltd.	1,400,000	1,736
EOH Holdings Ltd. (e)	8,322,000	35,961
EPAM Systems, Inc.	200,000	3,208
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Genpact Ltd. (a)	600,000	$ 10,452
Groupe Steria SCA	25,667	328
Heartland Payment Systems, Inc. (e)	2,000,017	63,401
HIQ International AB	900,000	4,751
Indra Sistemas (d)(e)	16,413,000	145,663
Jack Henry & Associates, Inc.	1,750,000	60,778
Know IT AB (e)	1,727,000	13,396
ManTech International Corp. Class A	750,000	16,448
Mastek Ltd. (a)(e)	2,025,000	4,253
Matsushita Electric Works Information Systems Co. Ltd.	500,000	12,219
NCI, Inc. Class A (a)(e)	888,530	5,269
NeuStar, Inc. Class A (a)	375,000	13,279
Rolta India Ltd.	2,699,942	3,307
SAIC, Inc.	3,250,000	37,603
Sapient Corp.	714,900	7,120
Softcreate Co., Ltd.	110,500	1,613
The Western Union Co.	3,530,000	61,528
Total System Services, Inc.	3,000,000	70,950
		1,088,797
Office Electronics - 0.2%
Xerox Corp.	10,000,000	69,300
Semiconductors & Semiconductor Equipment - 0.7%
Alpha & Omega Semiconductor Ltd. (a)(e)	1,345,000	10,370
Axell Corp. (e)	925,000	19,811
Diodes, Inc. (a)(e)	3,199,980	60,608
Entegris, Inc. (a)	843,771	6,792
Lasertec Corp.	362,000	5,368
Leeno Industrial, Inc. (a)	175,000	3,730
Marvell Technology Group Ltd.	882,400	9,936
Melexis NV (e)	3,350,000	50,122
Miraial Co. Ltd.	216,900	3,135
Nextchip Co. Ltd. (e)	1,070,110	6,407
Omnivision Technologies, Inc. (a)	160,000	2,243
ON Semiconductor Corp. (a)	1,094,200	7,594
Powertech Technology, Inc.	9,460,000	19,116
Telechips, Inc. (e)	1,058,800	4,200
Tessera Technologies, Inc.	750,000	10,838
Trio-Tech International (a)(e)	322,543	458
UKC Holdings Corp. (e)	1,570,000	19,138
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Varitronix International Ltd. (e)	16,500,000	$ 5,490
Y. A. C. Co., Ltd.	300,000	2,143
		247,499
Software - 6.1%
AdaptIT Holdings Ltd.	4,100,000	595
Adobe Systems, Inc. (a)	1,000,000	30,880
ANSYS, Inc. (a)(e)	5,100,000	305,796
Axway Software SA	15,000	245
Cybernet Systems Co. Ltd. (e)	20,500	5,648
Ebix, Inc. (d)(e)	2,140,000	46,417
Exact Holdings NV (d)	725,000	14,808
Geodesic Ltd. (e)	4,873,000	3,245
ICT Automatisering NV (d)(e)	874,000	2,956
IGE + XAO SA	40,000	1,708
Infomedia Ltd. (e)	16,200,000	3,575
init innovation in traffic systems AG	10,000	236
Kingdee International Software Group Co. Ltd. (a)	2,000,000	232
KSK Co., Ltd. (e)	625,000	3,655
Mentor Graphics Corp. (a)	614,600	9,391
Micro Focus International PLC	50,000	421
MICROS Systems, Inc. (a)	100,036	4,776
Microsoft Corp.	33,861,500	997,898
Net 1 UEPS Technologies, Inc. (a)	550,000	4,543
NIIT Technologies Ltd.	490,700	2,579
NSD Co. Ltd.	250,000	2,192
Nucleus Software Exports Ltd.	1,350,000	1,577
Oracle Corp.	13,350,000	403,170
Parametric Technology Corp. (a)	691,800	14,901
Pro-Ship, Inc.	152,200	3,213
Rovi Corp. (a)	25,000	335
Sage Group PLC	650,000	2,930
Shanda Games Ltd. sponsored ADR	200,000	684
Societe Pour L'Informatique Industrielle SA (e)	1,400,000	6,856
Software AG (Bearer)	2,960,000	96,731
SWORD Group (e)	571,130	8,397
Synopsys, Inc. (a)	350,000	10,602
Vasco Data Security International, Inc. (a)	1,260,000	11,655
Versant Corp. (a)	24,991	265
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Vitec Software Group AB	35,000	$ 319
Zensar Technologies Ltd.	350,000	1,694
		2,005,125
TOTAL INFORMATION TECHNOLOGY		6,434,402
MATERIALS - 3.7%
Chemicals - 2.4%
Aditya Birla Chemicals India Ltd. (e)	2,338,600	3,039
C. Uyemura & Co. Ltd. (e)	653,800	24,403
Chase Corp. (e)	904,986	13,991
Core Molding Technologies, Inc. (a)	314,306	2,514
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	7,569,000	17,513
Deepak Nitrite Ltd. (e)	652,891	1,879
EcoGreen Fine Chemical Group Ltd. (e)	45,112,000	7,446
FMC Corp.	3,750,000	205,125
Fujikura Kasei Co., Ltd. (e)	3,271,600	15,407
Gujarat Narmada Valley Fertilizers Co.	5,750,000	9,056
Gujarat State Fertilizers & Chemicals Ltd.	3,700,000	23,102
Honshu Chemical Industry Co., Ltd. (e)	800,000	4,113
Innospec, Inc. (a)	1,145,629	35,652
KPC Holdings Corp.	43,478	1,653
KPX Chemical Co. Ltd.	163,083	6,491
Kraton Performance Polymers, Inc. (a)	1,050,000	24,591
LyondellBasell Industries NV Class A	325,000	14,472
Mexichem SAB de CV	3,467,037	16,432
Miwon Chemicals Co. Ltd. (a)	55,095	1,094
Miwon Commercial Co. Ltd.	13,552	1,181
Muto Seiko Co. Ltd.	139,000	888
Nano Chem Tech, Inc. (a)	25,000	71
Nuplex Industries Ltd.	2,982,621	6,111
OM Group, Inc. (a)(e)	2,785,000	43,725
SK Kaken Co. Ltd.	390,000	16,804
Soda Aromatic Co. Ltd.	79,200	699
Soken Chemical & Engineer Co. Ltd. (e)	805,000	7,266
T&K Toka Co. Ltd. (e)	800,000	10,425
Thai Carbon Black PCL (For. Reg.)	11,600,000	10,044
Thai Rayon PCL (For. Reg.)	3,200,000	5,771
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Yara International ASA	4,750,000	$ 225,145
Yip's Chemical Holdings Ltd. (e)	31,002,000	20,149
		776,252
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	850,700	4,233
Mitani Sekisan Co. Ltd. (e)	1,535,000	13,716
Titan Cement Co. SA (Reg.)	450,000	7,198
		25,147
Containers & Packaging - 0.5%
Ball Corp.	314,130	13,055
Chuoh Pack Industry Co. Ltd. (e)	475,000	6,073
Kohsoku Corp. (e)	2,097,300	18,360
Silgan Holdings, Inc.	2,600,000	107,146
Starlite Holdings Ltd.	3,000,000	99
The Pack Corp. (e)	1,990,000	33,722
Vidrala SA	110,000	2,626
		181,081
Metals & Mining - 0.7%
Alconix Corp. (e)	635,000	12,057
Blue Earth Refineries, Inc.	274,309	0
Chubu Steel Plate Co. Ltd.	500,000	1,896
Compania de Minas Buenaventura SA sponsored ADR	2,200,000	80,124
Fortescue Metals Group Ltd. (d)	1,490,203	6,468
Hill & Smith Holdings PLC	1,700,600	8,052
Horsehead Holding Corp. (a)(e)	2,300,000	20,769
Korea Steel Shapes Co. Ltd.	34,890	1,182
Orosur Mining, Inc. (a)	3,100,000	2,009
Orvana Minerals Corp. (a)(d)	1,000,000	947
Pacific Metals Co. Ltd.	4,025,000	14,286
Sherritt International Corp.	2,700,000	12,008
SunCoke Energy, Inc. (a)	2,108,836	33,741
Tohoku Steel Co. Ltd. (e)	755,000	8,672
Tokyo Kohtetsu Co. Ltd.	125,000	744
Tokyo Tekko Co. Ltd. (e)	4,600,000	14,707
Webco Industries, Inc. (a)	9,122	1,231
Yamato Kogyo Co. Ltd.	285,000	8,035
		226,928
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.0%
Stella-Jones, Inc. (a)	150,000	$ 8,301
TOTAL MATERIALS		1,217,709
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	1,173,270	41,018
Wireless Telecommunication Services - 0.2%
MetroPCS Communications, Inc. (a)	2,512,200	22,007
NII Holdings, Inc. (a)	1,300,000	8,775
Okinawa Cellular Telephone Co.	209	459
SK Telecom Co. Ltd. sponsored ADR	1,900,000	26,353
		57,594
TOTAL TELECOMMUNICATION SERVICES		98,612
UTILITIES - 0.2%
Electric Utilities - 0.0%
Duke Energy Corp.	216,000	14,640
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,600,000	4,189
Keiyo Gas Co. Ltd.	606,000	2,744
KyungDong City Gas Co. Ltd.	153,670	8,780
Otaki Gas Co. Ltd.	819,000	4,550
		20,263
Independent Power Producers & Energy Traders - 0.0%
Mega First Corp. Bhd (e)	22,662,000	12,330
Multi-Utilities - 0.1%
CMS Energy Corp.	729,700	17,994
TOTAL UTILITIES		65,227
TOTAL COMMON STOCKS (Cost $22,416,565)		31,055,712
Preferred Stocks - 0.0%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
East West Bancorp, Inc. Series A, 8.00%	3,195	$ 4,749
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	939
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pacific Pharmaceutical Co. Ltd.	15,000	199
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	1,250,000	6,032
TOTAL NONCONVERTIBLE PREFERRED STOCKS		7,170
TOTAL PREFERRED STOCKS (Cost $12,977)		11,919
Convertible Bonds - 0.0%
Principal Amount (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
USEC, Inc. 3% 10/1/14 (Cost $35,513)	$ 37,150	16,580
Money Market Funds - 7.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.17% (b)	1,921,016,242	$ 1,921,016
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	540,391,868	540,392
TOTAL MONEY MARKET FUNDS (Cost $2,461,408)		2,461,408
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $24,926,463)		33,545,619
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(562,223)
NET ASSETS - 100%		$ 32,983,396
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,080,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
First Bancorp, Puerto Rico	10/6/11	$ 26,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,429
Fidelity Securities Lending Cash Central Fund	11,040
Total	$ 13,469
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 8,254	$ -	$ -	$ 129	$ 6,098
Aalberts Industries NV	156,502	45,861	20,326	3,881	151,267
Aastra Technologies Ltd.	22,728	4,906	11,807	664	14,833
Abbey PLC	24,817	-	-	362	24,096
Abercrombie & Fitch Co. Class A	475,280	-	-	4,550	219,700
Accell Group NV	14,825	36,466	-	2,391	39,946
Adams Resources & Energy, Inc.	8,983	-	7,717	198	-
Aditya Birla Chemicals India Ltd.	6,774	-	-	21	3,039
Advocat, Inc.	3,365	-	946	77	2,188
AECOM Technology Corp.	-	149,445	-	-	137,524
Aeropostale, Inc.	137,784	-	-	-	161,252
Air T, Inc.	2,184	-	-	61	2,079
AJIS Co. Ltd.	7,862	1,562	-	271	7,719
Alconix Corp.	17,429	489	-	433	12,057
Almost Family, Inc.	22,743	837	-	-	20,619
Alpha & Omega Semiconductor Ltd.	11,493	3,035	-	-	10,370
Alps Logistics Co. Ltd.	17,312	-	-	703	17,279
Ambassadors Group, Inc.	10,479	2,806	-	394	9,666
Amedisys, Inc.	74,529	442	-	-	35,558
AMERIGROUP Corp.	266,750	-	-	-	435,918
AmSurg Corp.	59,761	-	45,724	-	-
ANSYS, Inc.	258,060	-	-	-	305,796
AOC Holdings, Inc.	46,614	-	-	406	19,777
APRIL	22,317	18,669	-	602	33,248
Arctic Cat, Inc.	13,184	-	15,304	-	-
Argo Graphics, Inc.	7,060	-	-	294	7,024
ARK Restaurants Corp.	4,545	-	1,140	285	3,353
Arrhythmia Research Technology, Inc.	1,163	-	-	8	786
Arts Optical International Holdings Ltd.	13,730	-	-	567	9,418
Assurant, Inc.	190,567	7,858	9,625	4,096	193,724
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ASTI Corp.	$ 5,051	$ -	$ 603	$ 186	$ 3,713
Atlantic Tele-Network, Inc.	50,566	-	6,289	1,211	41,018
Avery Dennison Corp.	31,550	260,563	19,291	9,603	309,249
Axell Corp.	19,494	-	-	646	19,811
Axis Capital Holdings Ltd.	259,741	-	5,025	7,706	262,880
AZZ, Inc.	55,533	-	-	1,110	68,176
Barratt Developments PLC	135,826	-	-	-	174,107
Belc Co. Ltd.	30,030	-	-	886	29,659
Belluna Co. Ltd.	35,517	-	-	891	40,722
Bellway PLC	81,530	-	-	1,736	94,680
Best Buy Co., Inc.	393,300	157,665	12,609	12,248	364,613
Big 5 Sporting Goods Corp.	18,137	4	-	660	16,580
Black Box Corp.	45,779	5,017	-	522	47,974
Blyth, Inc.	50,355	-	46,368	-	-
BMTC Group, Inc. Class A (sub. vtg.)	132,588	-	7,934	1,173	100,650
Brinker International, Inc.	184,954	1,262	209,423	4,064	-
Brown Shoe Co., Inc.	11,565	16,058	27,909	655	-
C. Uyemura & Co. Ltd.	29,052	-	-	402	24,403
Cal Dive International, Inc.	36,287	970	172	-	10,732
Calian Technologies Ltd.	16,460	-	-	676	16,224
Capella Education Co.	-	26,181	22,100	-	-
Career Education Corp.	106,643	11,078	-	-	31,651
Cash Converters International Ltd.	13,028	6,214	-	646	18,841
Cathay General Bancorp	57,173	-	-	165	66,784
CE Franklin Ltd.	13,509	-	18,496	-	-
CEC Entertainment, Inc.	77,400	-	-	1,720	68,920
Center Financial Corp.	13,462	-	-	-	-
Chase Corp.	12,542	164	-	313	13,991
Chime Communications PLC	18,690	486	-	466	13,338
Chuoh Pack Industry Co. Ltd.	4,932	852	-	175	6,073
Citi Trends, Inc.	15,755	2,123	3,842	-	15,030
CKD Corp.	47,666	-	-	772	34,555
ClearOne Communications, Inc.	2,423	-	-	-	1,781
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Clip Corp.	$ 3,958	$ -	$ -	$ 147	$ 3,741
Comtech Telecommunications Corp.	33,014	1,969	27,436	1,149	-
Cosmos Pharmaceutical Corp.	88,625	-	-	897	154,513
Coventry Health Care, Inc.	468,340	4,525	16,567	3,698	476,619
CRA International, Inc.	16,128	1,251	868	-	9,681
Craftmade International, Inc.	1,710	-	2,423	-	-
Create SD Holdings Co. Ltd.	46,318	3,571	-	1,277	61,339
CSE Global Ltd.	46,560	536	-	753	32,495
Cybernet Systems Co. Ltd.	5,380	-	-	159	5,648
D.R. Horton, Inc.	285,120	-	243,133	3,300	-
Daewon Pharmaceutical Co. Ltd.	8,779	6	14	46	6,963
Daiichi Kensetsu Corp.	15,682	1,763	-	403	17,709
DCC PLC (Ireland)	224,715	-	-	8,401	206,435
Dean Foods Co.	69,977	56,007	45,593	-	117,515
Deepak Fertilisers and Petrochemicals Corp. Ltd.	25,393	2,166	-	750	17,513
Deepak Nitrite Ltd.	3,120	-	-	70	1,879
Delta Apparel, Inc.	16,763	-	6,315	-	6,011
Diodes, Inc.	90,668	13,516	27,973	-	60,608
Ditech Networks, Inc.	2,002	-	1,076	-	-
Divestco, Inc.	563	-	-	-	787
DongKook Pharmaceutical Co. Ltd.	4,713	1,574	-	122	5,890
Dongyang Engineering & Construction Corp.	1,538	-	-	-	-
DVx, Inc.	750	2,480	-	63	3,996
Ebix, Inc.	41,546	802	236	274	46,417
EcoGreen Fine Chemical Group Ltd.	15,177	62	-	271	7,446
Educational Development Corp.	2,070	-	-	186	1,586
Elematec Corp.	25,798	255	22,791	499	-
Endurance Specialty Holdings Ltd.	105,924	-	-	3,172	90,142
EOH Holdings Ltd.	27,526	-	-	495	35,961
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Excel Co. Ltd.	$ 9,516	$ -	$ -	$ 318	$ 8,426
Farstad Shipping ASA	95,693	-	270	1,998	80,165
Federal Screw Works	803	-	-	-	938
First Juken Co. Ltd.	12,999	-	-	661	14,934
Folli Follie Group	44,972	7,942	345	-	26,144
Food Empire Holdings Ltd.	16,474	-	-	447	18,279
Foremost Income Fund	14,343	-	-	-	-
Fresh Del Monte Produce, Inc.	155,881	-	1,402	2,544	154,350
Fujikura Kasei Co., Ltd.	18,363	-	-	533	15,407
Fursys, Inc.	19,727	1,742	-	392	20,686
Fushi Copperweld, Inc.	20,735	-	19,768	-	-
Fyffes PLC (Ireland)	19,915	-	2,165	843	16,021
GameStop Corp. Class A	186,282	11,667	-	2,400	136,489
Genky Stores, Inc.	-	6,718	-	65	6,073
Gennum Corp.	22,347	-	41,339	175	-
Genworth MI Canada, Inc.	139,919	-	-	7,749	95,664
Geodesic Ltd.	7,115	-	-	138	3,245
Gildan Activewear, Inc.	299,770	40,578	28,258	2,831	313,016
Glentel, Inc.	38,269	-	-	838	21,097
Goodfellow, Inc.	9,419	-	-	71	6,674
Guess?, Inc.	-	146,027	-	2,227	150,952
Gulliver International Co. Ltd.	49,218	-	-	1,384	30,802
Halows Co. Ltd.	13,566	-	-	177	13,384
Hamakyorex Co. Ltd.	17,487	7,465	-	265	25,287
Hampshire Group Ltd.	3,404	-	-	-	3,211
Handsome Co. Ltd.	65,046	-	-	827	48,155
Hankook Shell Oil Co. Ltd.	13,738	-	-	835	13,111
Hanwha Timeworld Co. Ltd.	1,620	3,976	-	35	5,046
Harte-Hanks, Inc.	20,017	7,609	-	1,036	21,168
HealthSpring, Inc.	209,304	1,466	280,373	-	-
Healthways, Inc.	26,096	-	-	-	19,594
Heartland Payment Systems, Inc.	75,744	-	46,855	621	63,401
Helen of Troy Ltd.	91,913	8,501	-	-	95,188
Henry Boot PLC	24,054	-	2,134	729	18,038
Hiday Hidaka Corp.	14,211	3,443	-	401	20,701
HNK Machine Tool Co. Ltd.	-	10,641	3,760	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Holidaybreak PLC	$ 35,171	$ -	$ 33,611	$ -	$ -
Honeys Co. Ltd.	18,844	-	31,977	341	-
Honshu Chemical Industry Co., Ltd.	6,746	-	-	148	4,113
Hornbeck Offshore Services, Inc.	52,618	1,100	62,963	-	-
Horsehead Holding Corp.	25,691	544	654	-	20,769
Hoshiiryou Sanki Co. Ltd.	7,731	396	-	132	8,339
Houston Wire & Cable Co.	14,717	3,176	974	376	12,595
HTL International Holdings Ltd.	10,959	-	38	598	8,060
Hurco Companies, Inc.	18,588	37	-	-	12,923
Hutech Norin Co. Ltd.	9,221	-	-	340	10,655
Huvitz Co. Ltd.	6,308	625	-	97	9,051
Hwacheon Machine Tool Co. Ltd.	15,622	-	-	198	8,334
I A Group Corp.	5,086	1,454	-	188	6,501
I-Sheng Electric Wire & Cable Co. Ltd.	13,902	1,409	-	1,121	15,711
ICT Automatisering NV	5,436	-	-	84	2,956
Ihara Science Corp.	7,429	756	-	153	7,292
Ildong Pharmaceutical Co. Ltd.	20,149	-	-	325	14,977
Image Sensing Systems, Inc.	3,868	26	-	-	1,858
Indra Sistemas	326,153	-	-	11,964	145,663
Infomedia Ltd.	4,183	-	-	388	3,575
Innospec, Inc.	43,362	-	5,842	-	-
Inoue Kinzoku Kogyo Co. Ltd.	6,045	-	-	246	4,846
Insteel Industries, Inc.	11,460	2,373	245	135	12,025
Intage, Inc.	22,715	-	-	582	22,065
Intelligent Digital Integrated Security Co. Ltd.	16,724	-	-	7,741	5,716
Intelligent Digital Integrated Security Co. Ltd.	-	7,641	-	101	12,635
INTOPS Co. Ltd.	16,149	-	-	360	13,043
INZI Controls Co. Ltd.	13,056	-	-	109	9,386
Isewan Terminal Service Co. Ltd.	8,615	-	174	367	9,641
Isra Vision AG	-	11,271	-	-	9,959
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
j2 Global, Inc.	$ 100,542	$ 532	$ 5,102	$ 3,110	$ 107,748
Jack in the Box, Inc.	149,248	-	14,857	-	161,940
Jacobs Engineering Group, Inc.	39,140	251,680	88,104	-	-
JAKKS Pacific, Inc.	48,740	-	12,560	1,098	34,452
Jaya Holdings Ltd.	35,036	-	-	-	33,603
Jeil Pharmaceutical Co.	14,980	4,202	-	77	27,446
JLM Couture, Inc.	306	-	-	-	246
Jorudan Co. Ltd.	1,148	2,261	-	15	3,368
Jos. A. Bank Clothiers, Inc.	140,461	-	-	-	115,687
Jumbo SA	77,604	674	-	3,014	41,528
KEC Holdings Co. Ltd.	2,164	-	1,767	-	-
Kinetic Concepts, Inc.	281,695	-	288,260	-	-
Kingboard Chemical Holdings Ltd.	194,905	16,666	5,017	3,544	89,976
Knoll, Inc.	79,844	1,437	-	1,790	61,263
Know IT AB	16,521	622	-	678	13,396
Kohsoku Corp.	17,113	-	-	464	18,360
Kondotec, Inc.	11,733	-	1,970	315	9,391
Korea Electric Terminal Co. Ltd.	18,591	-	-	152	13,435
KSK Co., Ltd.	4,249	81	-	105	3,655
KunWha Pharmaceutical Co., Ltd.	3,833	-	-	141	3,228
Kyeryong Construction Industrial Co. Ltd.	18,380	-	-	64	7,519
Kyoto Kimono Yuzen Co. Ltd.	17,516	2,343	-	774	20,106
LHC Group, Inc.	42,542	430	-	-	33,902
Lincare Holdings, Inc.	344,276	-	43,672	10,552	513,360
M/I Homes, Inc.	20,378	-	26,680	-	-
MAIR Holdings, Inc.	-	-	53	-	-
MarineMax, Inc.	13,099	-	5,070	-	-
Maruzen Co., Ltd.	12,278	783	-	342	13,301
Mastek Ltd.	5,105	-	-	-	4,253
Medical Action Industries, Inc.	12,453	-	-	-	5,687
Meetic	34,822	924	-	1,603	24,850
Mega First Corp. Bhd	12,838	-	-	508	12,330
Melbourne IT Ltd.	15,654	223	-	1,274	15,311
Melexis NV	52,033	-	-	2,373	50,122
Mesa Laboratories, Inc.	10,712	-	-	162	14,700
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Metro, Inc. Class A (sub. vtg.)	$ 541,717	$ -	$ -	$ 7,577	$ 606,295
Michang Oil Industrial Co. Ltd.	8,330	-	-	251	7,183
Mitani Sekisan Co. Ltd.	9,222	2,105	-	173	13,716
Mitie Group PLC	78,797	16,684	-	3,328	102,230
Monarch Casino & Resort, Inc.	15,593	-	-	-	10,085
Motonic Corp.	29,703	-	-	596	20,692
Mr. Bricolage SA	13,440	638	-	521	8,571
Muhak Co. Ltd.	16,584	11,217	-	47	24,467
Murakami Corp.	9,004	-	-	130	8,337
Muramoto Electronic Thailand PCL (For. Reg.)	13,303	-	441	391	9,473
Nadex Co. Ltd.	2,255	202	-	79	2,883
Nafco Co. Ltd.	35,732	2,623	-	772	36,224
National Interstate Corp.	25,099	16	3,041	412	26,190
NCI, Inc. Class A	3,874	8,576	-	-	5,269
New Frontier Media, Inc.	2,729	-	-	-	3,002
Next PLC	649,150	-	-	23,438	840,310
Nextchip Co. Ltd.	11,672	-	-	62	6,407
NICE e-Banking Services	5,454	189	-	144	4,242
Nippo Ltd.	5,229	4	-	134	4,716
Nishimatsuya Chain Co. Ltd.	60,940	2,429	2,614	1,584	59,117
North Central Bancshares, Inc.	2,372	-	4,110	11	-
North Valley Bancorp	6,975	-	1,556	-	6,858
Nutraceutical International Corp.	16,924	-	-	-	17,050
Oil States International, Inc.	209,866	-	45,749	-	-
OM Group, Inc.	85,258	26,395	7,307	-	43,725
Orbotech Ltd.	34,813	-	-	-	24,800
Oriental Financial Group, Inc.	31,106	-	-	518	25,997
P&F Industries, Inc. Class A	1,762	-	-	-	1,812
Pacer International, Inc.	9,746	987	145	-	8,400
Pacific Premier Bancorp, Inc.	6,257	15	-	-	8,465
Pal Co. Ltd.	28,079	-	-	558	44,479
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Papa John's International, Inc.	$ 85,826	$ -	$ 34,666	$ -	$ 102,020
Parker Corp.	5,925	-	-	112	5,740
Pelion SA	158	5,209	-	76	4,960
PetMed Express, Inc.	26,603	-	-	1,334	23,572
Physicians Formula Holdings, Inc.	4,369	-	1,607	-	-
Piolax, Inc.	25,052	-	-	381	21,394
Plenus Co. Ltd.	43,429	-	41,890	1,088	-
Prim SA	12,043	170	-	328	7,593
RCM Technologies, Inc.	7,189	-	7,123	-	-
Relo Holdings Corp.	25,160	4,300	-	883	46,469
RenaissanceRe Holdings Ltd.	215,729	-	-	3,286	229,369
Republic Airways Holdings, Inc.	15,510	620	15,282	-	-
Rex American Resources Corp.	17,230	-	17,114	-	-
Rimage Corp.	13,948	290	-	583	6,715
Rocky Brands, Inc.	8,863	-	773	-	7,372
Rocky Mountain Chocolate Factory, Inc.	4,615	16	79	207	6,077
Ross Stores, Inc.	473,563	-	164,746	6,215	-
Ruby Tuesday, Inc.	57,922	-	-	-	40,845
Ruth's Hospitality Group, Inc.	13,497	164	-	-	15,960
Safeway, Inc.	242,040	12,622	1,104	7,731	196,708
Sakai Moving Service Co. Ltd.	16,901	-	-	540	15,915
Samsung Climate Control Co. Ltd.	3,225	-	-	22	3,202
ScanSource, Inc.	73,900	-	-	-	57,740
Seagate Technology	426,423	55,279	71,858	27,717	944,129
SED International Holdings, Inc.	2,328	-	-	-	1,021
Select Harvests Ltd.	10,532	-	-	442	7,099
Senshu Electric Co. Ltd.	15,436	-	-	395	13,236
Sewon Precision Industries Co. Ltd.	5,628	15	-	-	4,842
Shibaura Electronics Co. Ltd.	16,372	-	-	305	12,591
Shinsegae Engineering & Construction Co. Ltd.	4,474	-	-	113	3,630
ShoLodge, Inc.	5	-	-	-	50
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Sigmatron International, Inc.	$ 1,833	$ -	$ -	$ -	$ 1,333
SinoCom Software Group Ltd.	6,744	3,069	15,419	491	-
Sinwa Ltd.	2,616	194	-	87	2,202
SJM Co. Ltd.	6,636	709	-	183	8,806
SJM Holdings Co. Ltd.	4,931	-	-	144	4,262
SMART Modular Technologies (WWH), Inc.	55,800	-	57,350	-	-
Societe Pour L'Informatique Industrielle SA	9,566	1,604	-	74	6,856
Softbank Technology Corp.	5,796	24	3,680	157	-
Soken Chemical & Engineer Co. Ltd.	8,671	-	-	315	7,266
Sonic Corp.	65,944	526	-	-	61,613
Span-America Medical System, Inc.	4,167	-	-	123	4,588
Sporton International, Inc.	15,308	3,044	-	-	18,198
Sportscene Group, Inc. Class A	4,019	-	-	102	3,195
Stanley Furniture Co., Inc.	5,326	-	-	-	5,275
Stantec, Inc.	74,103	1,085	7,328	637	68,947
Steiner Leisure Ltd.	80,223	-	-	-	68,805
Step Co. Ltd.	8,088	571	-	281	9,589
Sterling Construction Co., Inc.	5,134	12,746	10	-	16,186
Strattec Security Corp.	8,432	-	-	132	7,428
Strongco Corp.	5,688	-	-	-	5,419
Sun Hing Vision Group Holdings Ltd.	10,136	-	-	624	8,057
Sunjin Co. Ltd.	6,946	-	-	29	5,649
Sunjin Holdings Co. Ltd.	3,305	-	-	-	2,481
Super Micro Computer, Inc.	31,005	8,806	961	-	34,918
SUPERVALU, Inc.	116,100	13,605	26,041	4,681	-
SWORD Group	14,172	-	-	461	8,397
Syneron Medical Ltd.	29,694	-	21,095	-	-
SYNNEX Corp.	99,078	207	-	-	118,574
T&K Toka Co. Ltd.	9,277	1,381	-	212	10,425
Teems, Inc.	1,452	-	-	18	1,221
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Telechips, Inc.	$ 5,754	$ -	$ -	$ 61	$ 4,200
Tempur-Pedic International, Inc.	-	94,215	-	-	121,111
The Pack Corp.	28,502	3,779	-	996	33,722
The PMI Group, Inc.	12,388	-	4,022	-	-
Theragenics Corp.	5,651	-	1,417	-	4,838
TKH Group NV unit	87,073	-	-	2,431	60,628
Tohoku Steel Co. Ltd.	7,344	1,873	-	128	8,672
Token Corp.	37,939	1,821	-	915	45,816
Tokyo Kisen Co. Ltd.	6,756	-	-	168	5,411
Tokyo Tekko Co. Ltd.	12,970	-	-	369	14,707
Tomen Devices Corp.	13,970	3,418	-	347	16,632
Tomen Electronics Corp.	19,449	-	-	689	19,648
Total Energy Services, Inc.	40,821	-	-	377	35,399
Total System Services, Inc.	214,015	-	172,105	2,455	-
Tow Co. Ltd.	7,055	-	-	462	7,884
Trancom Co. Ltd.	21,865	-	-	520	21,122
Trifast PLC	3,532	-	1,657	17	-
Trio-Tech International	1,145	-	-	-	458
Triple-S Management Corp.	42,228	-	-	-	35,670
Tsukui Corp.	4,454	5,241	1,727	92	-
Tuesday Morning Corp.	18,536	-	-	-	21,812
Tungtex Holdings Co. Ltd.	3,613	-	-	176	2,156
UANGEL Corp.	3,887	-	-	130	5,211
UKC Holdings Corp.	16,727	-	-	615	19,138
Uni-Select, Inc.	55,086	263	-	841	55,168
Unit Corp.	228,038	9,088	-	-	161,790
United Stationers, Inc.	78,028	-	-	1,264	61,299
Universal Security Instruments, Inc.	1,575	-	-	-	1,158
Unum Group	387,801	1,901	-	7,089	302,240
Up, Inc.	5,769	-	9,661	-	-
US 1 Industries, Inc.	1,907	-	1,948	-	-
USS Co. Ltd.	159,553	-	-	5,663	215,233
Utah Medical Products, Inc.	11,070	-	-	419	14,845
Varitronix International Ltd.	10,543	-	-	562	5,490
Venture Corp. Ltd.	150,513	-	30,359	9,760	109,238
VSE Corp.	3,524	9,023	-	77	12,116
VST Holdings Ltd.	22,684	3,097	-	1,056	16,514
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
W&T Offshore, Inc.	$ 108,403	$ 7,918	$ -	$ 3,480	$ 84,130
Watts Co. Ltd.	3,480	3,978	-	99	8,097
Whanin Pharmaceutical Co. Ltd.	14,590	-	-	336	10,495
Win International Co., Ltd.	6,882	3,437	-	251	9,504
Winland Electronics, Inc.	189	-	50	-	134
Wireless Telecom Group, Inc.	1,414	-	558	-	1,625
Workman Co. Ltd.	39,334	-	-	1,038	36,077
XAC Automation Corp.	10,612	-	-	630	8,756
Xyratex Ltd.	29,571	-	15,998	754	23,660
YBM Sisa.com, Inc.	6,470	-	-	274	5,117
Yip's Chemical Holdings Ltd.	36,118	-	-	957	20,149
Young Innovations, Inc.	21,735	-	6,682	870	20,238
Young Poong Precision Corp.	-	10,695	-	-	9,219
Youngone Holdings Co. Ltd.	40,886	-	-	335	49,298
Yusen Logistics Co. Ltd.	67,520	-	-	984	48,109
Yutaka Giken Co. Ltd.	36,066	-	-	604	28,795
Total	$ 16,646,041	$ 1,781,020	$ 2,742,607	$ 333,472	$ 14,515,543
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,790,047	$ 7,668,173	$ 1,120,936	$ 938
Consumer Staples	2,757,890	2,306,410	451,480	-
Energy	1,832,920	1,378,575	454,345	-
Financials	2,660,518	2,345,554	314,180	784
Health Care	4,304,405	4,207,600	96,805	-
Industrials	2,899,869	2,503,785	377,886	18,198
Information Technology	6,434,402	6,238,116	196,286	-
Materials	1,223,741	1,010,237	213,504	-
Telecommunication Services	98,612	98,153	459	-
Utilities	65,227	53,744	11,483	-
Corporate Bonds	16,580	-	16,580	-
Money Market Funds	2,461,408	2,461,408	-	-
Total Investments in Securities:	$ 33,545,619	$ 30,271,755	$ 3,253,944	$ 19,920

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 2,452,654
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	59.3%
Japan	7.9%
Canada	6.2%
United Kingdom	4.4%
Ireland	4.1%
Bermuda	2.8%
Netherlands	2.1%
Taiwan	1.8%
Korea (South)	1.6%
Italy	1.4%
Norway	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $522,643) - See accompanying schedule: Unaffiliated issuers (cost $11,701,037)	$ 16,568,668
Fidelity Central Funds (cost $2,461,408)	2,461,408
Other affiliated issuers (cost $10,764,018)	14,515,543
Total Investments (cost $24,926,463)		$ 33,545,619
Cash		865
Foreign currency held at value (cost $569)		569
Receivable for investments sold		35,552
Receivable for fund shares sold		30,556
Dividends receivable		36,443
Interest receivable		372
Distributions receivable from Fidelity Central Funds		2,328
Other receivables		1,300
Total assets		33,653,604

Liabilities
Payable for investments purchased	$ 58,213
Payable for fund shares redeemed	48,488
Accrued management fee	17,407
Other affiliated payables	3,865
Other payables and accrued expenses	1,843
Collateral on securities loaned, at value	540,392
Total liabilities		670,208

Net Assets		$ 32,983,396
Net Assets consist of:
Paid in capital		$ 22,828,937
Undistributed net investment income		191,714
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,343,798
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,618,947
Net Assets		$ 32,983,396

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($22,998,649 ÷ 597,077 shares)	$ 38.52

Class K: Net Asset Value, offering price and redemption price per share ($9,984,747 ÷ 259,231 shares)	$ 38.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends (including $333,472 earned from other affiliated issuers)		$ 606,742
Interest		1,849
Income from Fidelity Central Funds		13,469
Total income		622,060

Expenses
Management fee Basic fee	$ 200,966
Performance adjustment	28,690
Transfer agent fees	46,121
Accounting and security lending fees	2,203
Custodian fees and expenses	2,122
Independent trustees' compensation	220
Registration fees	389
Audit	232
Legal	113
Miscellaneous	345
Total expenses before reductions	281,401
Expense reductions	(660)	280,741
Net investment income (loss)		341,319
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $133)	785,352
Other affiliated issuers	699,021
Foreign currency transactions	(548)
Total net realized gain (loss)		1,483,825
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $137)	(1,354,656)
Assets and liabilities in foreign currencies	(288)
Total change in net unrealized appreciation (depreciation)		(1,354,944)
Net gain (loss)		128,881
Net increase (decrease) in net assets resulting from operations		$ 470,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 341,319	$ 209,976
Net realized gain (loss)	1,483,825	2,284,334
Change in net unrealized appreciation (depreciation)	(1,354,944)	4,196,298
Net increase (decrease) in net assets resulting from operations	470,200	6,690,608
Distributions to shareholders from net investment income	(253,207)	(140,567)
Distributions to shareholders from net realized gain	(1,872,594)	(6,923)
Total distributions	(2,125,801)	(147,490)
Share transactions - net increase (decrease)	(158,107)	(647,733)
Redemption fees	3,844	3,237
Total increase (decrease) in net assets	(1,809,864)	5,898,622

Net Assets
Beginning of period	34,793,260	28,894,638
End of period (including undistributed net investment income of $191,714 and undistributed net investment income of $119,365, respectively)	$ 32,983,396	$ 34,793,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 40.67	$ 33.07	$ 28.20	$ 37.19	$ 45.38
Income from Investment Operations
Net investment income (loss) B	.37	.23	.07	.17	.28
Net realized and unrealized gain (loss)	(.03) E	7.53	5.00	(4.88)	(4.72)
Total from investment operations	.34	7.76	5.07	(4.71)	(4.44)
Distributions from net investment income	(.28)	(.15)	(.12)	(.17)	(.57)
Distributions from net realized gain	(2.21)	(.01)	(.08)	(4.11)	(3.18)
Total distributions	(2.49)	(.16)	(.20)	(4.28)	(3.75)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.52	$ 40.67	$ 33.07	$ 28.20	$ 37.19
Total Return A	1.68%	23.53%	18.06%	(13.90)%	(10.50)%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.83%	.99%	.99%	.99%
Expenses net of fee waivers, if any	.88%	.83%	.99%	.99%	.99%
Expenses net of all reductions	.88%	.83%	.99%	.98%	.98%
Net investment income (loss)	1.00%	.61%	.21%	.67%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 22,999	$ 26,762	$ 24,538	$ 21,792	$ 29,044
Portfolio turnover rate D	19%	15%	20%	31%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.67	$ 33.11	$ 28.22	$ 37.20	$ 40.45
Income from Investment Operations
Net investment income (loss) D	.42	.28	.11	.20	.08
Net realized and unrealized gain (loss)	(.03) G	7.51	5.01	(4.86)	(3.33)
Total from investment operations	.39	7.79	5.12	(4.66)	(3.25)
Distributions from net investment income	(.33)	(.23)	(.15)	(.21)	-
Distributions from net realized gain	(2.21)	(.01)	(.08)	(4.11)	-
Total distributions	(2.54)	(.23) K	(.23)	(4.32)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 38.52	$ 40.67	$ 33.11	$ 28.22	$ 37.20
Total Return B, C	1.83%	23.66%	18.23%	(13.74)%	(8.03)%
Ratios to Average Net Assets E, I
Expenses before reductions	.76%	.71%	.85%	.81%	.88% A
Expenses net of fee waivers, if any	.76%	.71%	.85%	.81%	.88% A
Expenses net of all reductions	.76%	.70%	.85%	.81%	.88% A
Net investment income (loss)	1.12%	.74%	.35%	.84%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,984,747	$ 8,031,286	$ 4,356,602	$ 2,278,591	$ 92
Portfolio turnover rate F	19%	15%	20%	31%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.23 per share is comprised of distributions from net investment income of $.226 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,705,394
Gross unrealized depreciation	(3,113,416)
Net unrealized appreciation (depreciation) on securities and other investments	$ 8,591,978

Tax Cost	$ 24,953,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 190,845
Undistributed long-term capital gain	$ 1,372,711
Net unrealized appreciation (depreciation)	$ 8,591,630

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 253,207	$ 147,490
Long-term Capital Gains	1,872,594	-
Total	$ 2,125,801	$ 147,490

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,912,622 and $6,104,223, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Low-Priced Stock	$ 41,577.17
Class K	4,544.05
	$ 46,121

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $265 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $13,716. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,040, including $109 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $657 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Low-Priced Stock	$ 181,791	$ 106,681
Class K	71,416	33,886
Total	$ 253,207	$ 140,567
From net realized gain
Low-Priced Stock	$ 1,427,190	$ 5,786
Class K	445,404	1,137
Total	$ 1,872,594	$ 6,923

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Low-Priced Stock
Shares sold	90,208	122,747	$ 3,389,719	$ 4,703,222
Reinvestment of distributions	45,341	3,037	1,537,943	107,626
Shares redeemed	(196,560)	(209,735)	(7,327,114)	(7,973,181)
Net increase (decrease)	(61,011)	(83,951)	$ (2,399,452)	$ (3,162,333)
Class K
Shares sold	104,192	105,164	$ 3,892,850	$ 4,035,533
Reinvestment of distributions	15,233	997	516,820	35,023
Shares redeemed	(57,652)	(40,297)	(2,168,325)	(1,555,956)
Net increase (decrease)	61,773	65,864	$ 2,241,345	$ 2,514,600

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow, and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d., and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low-Priced Stock	9/10/12	9/07/12	$0.218	$1.616

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012, $1,401,389,965, or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 66% and 74% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Low-Priced Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there were portfolio management changes for the fund in January 2012 and September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Management
(Hong Kong) Limited

Fidelity Research & Management
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, M A

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
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82 Devonshire St., Boston, MA 02109
www.fidelity.com

LPS-UANN-0912
1.789249.109

Fidelity®

Low-Priced Stock Fund -
Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	1.83%	2.83%	9.78%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Low-Priced Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund - Class K on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Joel Tillinghast, Lead Portfolio Manager of Fidelity® Low-Priced Stock Fund: For the year, the fund's Class K shares rose 1.83%, ahead of the Russell 2000®. Good stock picking in information technology, energy and health care contributed. A heavy overweighting in the outperforming consumer discretionary sector - which accounted for more than a quarter of the fund's assets - overshadowed disappointing stock picks there. A roughly 6% cash position, on average, was the fund's biggest contributor for the period, amid some volatile market swings. Conversely, stock picks and an underweighting in financials hurt. Geographically, the fund's foreign holdings detracted, particularly in Europe, where stock markets were very depressed and we faced a head wind of a stronger U.S. dollar. Among individual stocks, disk-drive maker Seagate Technology was the fund's top relative contributor. Off-price clothier Ross Stores added value, as did medical oxygen provider Lincare Holdings and managed care firm AMERIGROUP, both of which announced merger agreements during the period. Detractors included clothing retailer Abercrombie & Fitch, electronics retailer Best Buy and Spain's Indra Sistemas, which provides tech services to the country's government agencies. All of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Low-Priced Stock	.81%
Actual		$ 1,000.00	$ 1,015.60	$ 4.06
HypotheticalA		$ 1,000.00	$ 1,020.84	$ 4.07
Class K	.70%
Actual		$ 1,000.00	$ 1,016.40	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.38	$ 3.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	3.6	3.5
Microsoft Corp.	3.0	3.0
Seagate Technology	2.9	2.0
Next PLC	2.6	2.0
Ross Stores, Inc.	2.0	1.9
Metro, Inc. Class A (sub. vtg.)	1.8	1.8
Lincare Holdings, Inc.	1.6	1.0
Coventry Health Care, Inc.	1.4	1.3
AMERIGROUP Corp.	1.3	1.0
ENI SpA	1.3	1.4
	21.5
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.6	27.3
Information Technology	19.5	19.9
Health Care	13.0	12.7
Industrials	8.8	9.3
Consumer Staples	8.4	8.2
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 94.2%		Stocks 96.1%
	Convertible Securities 0.0%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 5.8%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	40.7%	** Foreign investments	39.1%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.6%
Auto Components - 1.4%
ASTI Corp. (e)	1,450,000	$ 3,713
ATLASBX Co. Ltd.	323,355	7,407
Dorman Products, Inc. (a)	102,244	2,936
Drew Industries, Inc. (a)	250,000	6,715
FCC Co. Ltd.	200,000	3,086
Federal Screw Works (a)(e)	150,000	938
Gentex Corp.	150,000	2,402
Hi-Lex Corp.	1,200,000	18,687
INZI Controls Co. Ltd. (e)	1,516,000	9,386
Johnson Controls, Inc.	9,360,000	230,724
Motonic Corp. (e)	3,299,900	20,692
Murakami Corp. (e)	700,000	8,337
Musashi Seimitsu Industry Co. Ltd.	1,000,000	17,141
Nippon Seiki Co. Ltd.	2,531,000	24,826
Nissin Kogyo Co. Ltd.	1,160,000	15,393
Nittan Valve Co. Ltd.	92,800	313
Piolax, Inc. (e)	1,010,000	21,394
Samsung Climate Control Co. Ltd. (e)	460,050	3,202
Sewon Precision Industries Co. Ltd. (e)	500,000	4,842
Shoei Co. Ltd.	625,000	3,845
SJM Co. Ltd. (e)	1,270,000	8,806
SJM Holdings Co. Ltd. (e)	1,332,974	4,262
Strattec Security Corp. (e)	330,000	7,428
Sungwoo Hitech Co. Ltd.	804,273	9,105
Wescast Industries, Inc. Class A (sub. vtg.) (a)	71,400	592
Yachiyo Industry Co. Ltd.	900,000	5,091
Yutaka Giken Co. Ltd. (e)	1,482,000	28,795
		470,058
Automobiles - 0.1%
Thor Industries, Inc.	900,000	25,857
Distributors - 0.3%
Doshisha Co. Ltd.	770,000	22,281
Educational Development Corp. (e)	386,892	1,586
Goodfellow, Inc. (e)	857,000	6,674
Nakayamafuku Co. Ltd.	100,000	793
SPK Corp.	165,000	2,815
Uni-Select, Inc. (e)	2,011,100	55,168
		89,317
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	20,000	544
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Capella Education Co. (a)	120,000	$ 3,182
Career Education Corp. (a)(e)	6,720,000	31,651
Clip Corp. (e)	328,600	3,741
Corinthian Colleges, Inc. (a)(d)	2,200,000	4,444
DeVry, Inc.	100,000	1,963
H&R Block, Inc.	500,000	8,065
Matthews International Corp. Class A	625,000	18,125
Meiko Network Japan Co. Ltd.	944,000	9,551
Regis Corp.	88,162	1,492
Shingakukai Co. Ltd.	150,000	566
Shuei Yobiko Co. Ltd.	125,000	472
Steiner Leisure Ltd. (a)(e)	1,650,000	68,805
Step Co. Ltd. (e)	1,287,600	9,589
YBM Sisa.com, Inc. (e)	950,000	5,117
		167,307
Hotels, Restaurants & Leisure - 2.1%
Aeon Fantasy Co. Ltd.	475,000	7,078
Ambassadors Group, Inc. (d)(e)	1,770,356	9,666
ARK Restaurants Corp. (e)	224,895	3,353
B-R 31 Ice Cream Co. Ltd.	5,000	198
Brinker International, Inc.	1,100,000	35,651
BRONCO BILLY Co. Ltd.	12,000	319
Carnival Corp. unit	350,000	11,648
CEC Entertainment, Inc. (e)	2,000,000	68,920
Darden Restaurants, Inc.	2,000,000	102,360
Flanigan's Enterprises, Inc. (a)	50,357	408
Hiday Hidaka Corp. (e)	1,265,980	20,701
Ibersol SGPS SA	550,000	2,375
Intralot SA	1,250,000	1,387
Jack in the Box, Inc. (a)(e)	6,000,000	161,940
Kangwon Land, Inc.	25,000	515
Kura Corp. Ltd.	550,000	7,638
Monarch Casino & Resort, Inc. (a)(e)	1,350,000	10,085
Ohsho Food Service Corp.	180,000	4,457
Papa John's International, Inc. (a)(e)	2,000,000	102,020
Ruby Tuesday, Inc. (a)(e)	6,372,030	40,845
Ruth's Hospitality Group, Inc. (a)(e)	2,375,000	15,960
Shinsegae Food Co. Ltd.	17,000	1,304
Sonic Corp. (a)(e)	6,223,500	61,613
Sportscene Group, Inc. Class A (e)	400,000	3,195
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
St. Marc Holdings Co. Ltd.	480,000	$ 18,120
Toridoll Corp.	10,000	173
		691,929
Household Durables - 2.7%
Abbey PLC (e)	3,400,000	24,096
Barratt Developments PLC (a)(e)	84,000,199	174,107
Bellway PLC (e)	7,525,000	94,680
D.R. Horton, Inc.	9,000,000	158,670
Dorel Industries, Inc. Class B (sub. vtg.)	3,272,600	91,046
Emak SpA	3,300,000	2,184
First Juken Co. Ltd. (e)	1,690,000	14,934
Helen of Troy Ltd. (a)(e)	3,125,000	95,188
Henry Boot PLC (e)	9,750,000	18,038
HTL International Holdings Ltd. (e)	29,500,500	8,060
Jarden Corp.	390,000	17,628
Maruzen Co., Ltd. (e)	1,918,000	13,301
P&F Industries, Inc. Class A (a)(e)	361,038	1,812
Sanei Architecture Planning Co. Ltd. (d)	927,300	9,136
Stanley Furniture Co., Inc. (a)(e)	1,289,638	5,275
Steinhoff International Holdings Ltd.	3,000,000	8,918
Tempur-Pedic International, Inc. (a)(e)	4,251,000	121,111
Token Corp. (e)	1,050,000	45,816
		904,000
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	5,100,000	40,722
Liberty Media Corp. Interactive Series A (a)	376,700	7,056
N Brown Group PLC	600,000	2,473
NutriSystem, Inc. (d)	575,000	6,029
PetMed Express, Inc. (d)(e)	2,425,100	23,572
		79,852
Leisure Equipment & Products - 0.3%
Accell Group NV (e)	2,386,300	39,946
Fenix Outdoor AB	35,000	798
Giant Manufacturing Co. Ltd.	3,000,555	16,536
JAKKS Pacific, Inc. (d)(e)	2,150,536	34,452
Kabe Husvagnar AB (B Shares)	150,000	2,095
Marine Products Corp.	388,226	2,116
Mars Engineering Corp.	300,000	6,813
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Miroku Corp.	700,000	$ 1,506
Trigano SA	85,000	987
		105,249
Media - 1.4%
Aegis Group PLC	3,000,000	11,114
Astral Media, Inc. Class A (non-vtg.)	2,750,000	134,861
Chime Communications PLC (e)	4,700,000	13,338
Cinderella Media Group Ltd.	10,158,000	3,864
DISH Network Corp. Class A	1,660,000	51,062
DreamWorks Animation SKG, Inc. Class A (a)(d)	5,572,911	107,000
Gannett Co., Inc.	850,000	11,994
GFK AG	175,000	8,225
Harte-Hanks, Inc. (e)	3,360,000	21,168
Intage, Inc. (e)	1,040,000	22,065
New Frontier Media, Inc. (a)(e)	1,949,400	3,002
Omnicom Group, Inc.	500,010	25,091
Pico Far East Holdings Ltd.	19,004,000	4,166
Proto Corp.	160,000	5,085
RKB Mainichi Broadcasting Corp.	50,000	411
Saga Communications, Inc. Class A (a)	375,077	12,715
STW Group Ltd.	3,000,000	2,932
Tow Co. Ltd. (e)	1,223,000	7,884
TVA Group, Inc. Class B (non-vtg.) (a)	2,000,400	14,063
		460,040
Multiline Retail - 3.1%
Don Quijote Co. Ltd.	3,100,000	103,418
Hanwha Timeworld Co. Ltd. (e)	306,730	5,046
Harvey Norman Holdings Ltd. (d)	22,050,000	46,345
Next PLC (e)	16,650,000	840,310
Tuesday Morning Corp. (a)(e)	4,310,697	21,812
Watts Co. Ltd. (e)	665,000	8,097
Zakkaya Bulldog Co. Ltd.	400,000	1,064
		1,026,092
Specialty Retail - 12.0%
Aarons, Inc. Class A	700,000	20,531
ABC-Mart, Inc.	135,000	5,441
Abercrombie & Fitch Co. Class A (e)	6,500,000	219,700
Aeropostale, Inc. (a)(e)	8,177,100	161,252
Ascena Retail Group, Inc. (a)	1,620,000	29,711
AT-Group Co. Ltd.	781,000	10,517
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
AutoZone, Inc. (a)	900,000	$ 337,707
Bed Bath & Beyond, Inc. (a)	6,600,000	402,270
Best Buy Co., Inc. (d)(e)	20,155,489	364,613
Big 5 Sporting Goods Corp. (e)	2,199,000	16,580
BMTC Group, Inc. Class A (sub. vtg.) (e)	5,607,600	100,650
Brown Shoe Co., Inc. (d)	850,000	11,696
Cash Converters International Ltd. (e)	24,900,000	18,841
Chico's FAS, Inc.	1,330,000	20,376
Citi Trends, Inc. (a)(e)	1,000,000	15,030
Destination Maternity Corp.	116,700	2,088
Folli Follie Group (a)(e)	4,150,000	26,144
Fourlis Holdings SA (a)	200,000	209
GameStop Corp. Class A (d)(e)	8,519,900	136,489
Glentel, Inc. (e)	1,950,000	21,097
Guess?, Inc. (e)	5,015,000	150,952
Gulliver International Co. Ltd. (e)	1,011,500	30,802
Halfords Group PLC	900,000	2,898
I A Group Corp. (e)	869,000	6,501
John David Group PLC	350,000	3,775
Jos. A. Bank Clothiers, Inc. (a)(e)	2,737,500	115,687
Jumbo SA (e)	11,139,100	41,528
K'S Denki Corp. (d)	2,810,000	91,502
Kyoto Kimono Yuzen Co. Ltd. (e)	1,719,000	20,106
Le Chateau, Inc. Class A (sub. vtg.)	2,022,600	4,316
Leon's Furniture Ltd.	600,000	7,060
Lowe's Companies, Inc.	330,000	8,372
Macintosh Retail Group NV	200,000	2,129
MarineMax, Inc. (a)	899,988	6,696
Mr. Bricolage SA (e)	810,000	8,571
Nafco Co. Ltd. (e)	2,043,400	36,224
Nishimatsuya Chain Co. Ltd. (e)	6,950,000	59,117
Pal Co. Ltd. (e)	810,000	44,479
Penske Automotive Group, Inc.	600,000	14,340
Pier 1 Imports, Inc.	600,000	9,894
Point, Inc.	635,150	22,178
Right On Co. Ltd.	400,000	3,394
RONA, Inc.	600,000	8,077
Ross Stores, Inc.	10,000,000	664,400
Second Chance Properties Ltd.	12,489,130	3,814
Second Chance Properties Ltd.:
warrants 9/27/13 (a)	3,828,125	182
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Second Chance Properties Ltd.: - continued
warrants 7/24/17 (a)	12,489,130	$ 311
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	2,100,000	35,952
Staples, Inc.	24,200,000	308,308
Super Cheap Auto Group Ltd.	60,000	483
The Buckle, Inc. (d)	850,000	32,870
The Men's Wearhouse, Inc.	350,000	9,538
USS Co. Ltd. (e)	2,000,000	215,233
WH Smith PLC	1,400,000	12,083
Williams-Sonoma, Inc.	400,000	13,900
Workman Co. Ltd. (e)	1,428,000	36,077
		3,952,691
Textiles, Apparel & Luxury Goods - 2.5%
Adolfo Dominguez SA (a)	350,000	1,456
Arts Optical International Holdings Ltd. (e)	33,970,640	9,418
Bijou Brigitte Modische Accessoires AG (d)	45,000	2,824
Cherokee, Inc. (d)	200,411	2,686
Delta Apparel, Inc. (a)(e)	429,339	6,011
F&F Co. Ltd.	731,660	3,999
Fossil, Inc. (a)	2,350,000	168,472
Geox SpA (d)	2,650,000	6,117
Gildan Activewear, Inc. (e)	11,100,000	313,016
Hampshire Group Ltd. (a)(e)	920,000	3,211
Handsome Co. Ltd. (e)	2,436,150	48,155
Iconix Brand Group, Inc. (a)	570,000	10,106
International Taifeng Holdings Ltd.	250,000	57
JLM Couture, Inc. (a)(e)	197,100	246
K-Swiss, Inc. Class A (a)(d)	2,510,000	7,806
Li Ning Co. Ltd.	500,000	258
Pandora A/S (d)	25,445	244
Peak Sport Products Co. Ltd.	10,110,000	1,473
Rocky Brands, Inc. (a)(e)	638,825	7,372
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,000,000	39,880
Steven Madden Ltd. (a)	397,600	16,075
Sun Hing Vision Group Holdings Ltd. (e)	23,939,000	8,057
Ted Baker PLC	200,000	2,774
Texwinca Holdings Ltd.	55,700,000	52,578
Tungtex Holdings Co. Ltd. (e)	22,000,000	2,156
Van de Velde	75,000	3,395
Victory City International Holdings Ltd.	61,000,000	5,900
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Youngone Corp.	700,000	$ 17,644
Youngone Holdings Co. Ltd. (e)	929,000	49,298
Yue Yuen Industrial (Holdings) Ltd.	8,900,000	26,971
		817,655
TOTAL CONSUMER DISCRETIONARY		8,790,047
CONSUMER STAPLES - 8.4%
Beverages - 1.5%
Baron de Ley SA (a)	200,000	9,755
Britvic PLC	4,576,528	21,591
C&C Group PLC	1,100,285	4,833
Constellation Brands, Inc. Class A (sub. vtg.) (a)	8,400,000	236,964
Monster Beverage Corp. (a)	3,000,000	199,410
Muhak Co. Ltd. (e)	2,395,140	24,467
		497,020
Food & Staples Retailing - 5.3%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	50,000	2,373
Aoki Super Co. Ltd.	100,000	1,052
Belc Co. Ltd. (e)	2,086,000	29,659
Cosmos Pharmaceutical Corp. (d)(e)	1,900,000	154,513
Create SD Holdings Co. Ltd. (d)(e)	2,227,000	61,339
Daikokutenbussan Co. Ltd. (d)	610,000	17,078
Dong Suh Companies, Inc.	1,212,835	33,360
Fyffes PLC (Ireland) (e)	29,000,000	16,021
Genky Stores, Inc. (d)(e)	240,000	6,073
Greggs PLC	1,425,000	11,506
Growell Holdings Co. Ltd. (d)	340,987	12,427
Halows Co. Ltd. (e)	1,401,500	13,384
Ingles Markets, Inc. Class A	300,000	4,908
Kroger Co.	750,000	16,628
Kusuri No Aoki Co. Ltd. (d)	275,000	11,312
Majestic Wine PLC	300,000	2,065
Marukyu Co. Ltd.	100,000	1,025
Maxvalu Nishinihon Co. Ltd.	25,000	377
Metro, Inc. Class A (sub. vtg.) (e)	10,925,833	606,295
North West Co., Inc.	300,000	6,453
Safeway, Inc. (d)(e)	12,650,000	196,708
San-A Co. Ltd.	375,000	13,951
Shoppers Drug Mart Corp. (d)	5,000,000	206,162
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Sligro Food Group NV	1,850,000	$ 42,805
Sundrug Co. Ltd.	2,610,000	90,766
SUPERVALU, Inc. (d)	10,000,000	24,700
Tesco PLC	7,700,000	38,402
Total Produce PLC	10,000,000	4,860
Walgreen Co.	1,935,000	70,357
Yaoko Co. Ltd.	995,100	36,536
		1,733,095
Food Products - 1.4%
Aryzta AG	1,850,000	91,998
Cranswick PLC	434,594	5,826
Dean Foods Co. (a)(e)	9,500,000	117,515
Dutch Lady Milk Industries Bhd	250,000	2,960
Food Empire Holdings Ltd. (e)	52,900,000	18,279
Fresh Del Monte Produce, Inc. (e)	6,300,000	154,350
Global Bio-Chem Technology Group Co. Ltd.	12,000,000	1,393
Hilton Food Group PLC	812,773	3,434
Iwatsuka Confectionary Co. Ltd.	13,200	497
Nam Yang Dairy Products	11,000	7,452
Pacific Andes (Holdings) Ltd.	129,316,774	15,380
Pacific Andes International Holdings Ltd.	82,489,308	4,521
President Rice Products PCL	1,000,000	2,328
Rocky Mountain Chocolate Factory, Inc. (e)	496,882	6,077
Samyang Genex Co. Ltd.	145,795	5,867
Select Harvests Ltd. (e)	5,196,000	7,099
Sunjin Co. Ltd. (e)	813,630	5,649
Sunjin Holdings Co. Ltd. (a)(e)	138,537	2,481
Synear Food Holdings Ltd. (a)	39,000,000	4,200
United Food Holdings Ltd.	22,400,000	828
Yutaka Foods Corp.	81,600	1,491
		459,625
Personal Products - 0.2%
Atrium Innovations, Inc. (a)	1,400,000	15,873
Inter Parfums, Inc.	600,073	9,757
Nutraceutical International Corp. (a)(e)	1,143,504	17,050
Physicians Formula Holdings, Inc. (a)	626,100	2,229
Sarantis SA (a)	1,349,952	3,123
USANA Health Sciences, Inc. (a)(d)	420,000	18,892
		66,924
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.0%
Karelia Tobacco Co., Inc.	2,452	$ 287
TOTAL CONSUMER STAPLES		2,756,951
ENERGY - 5.6%
Energy Equipment & Services - 2.3%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	17,897
BW Offshore Ltd.	3,477,000	3,202
Cal Dive International, Inc. (a)(d)(e)	6,624,500	10,732
Cathedral Energy Services Ltd.	17,800	101
Divestco, Inc. (a)(e)	3,586,000	787
Essential Energy Services Ltd.	250,000	531
Farstad Shipping ASA (e)	3,200,000	80,165
Fugro NV (Certificaten Van Aandelen) unit	1,600,027	104,832
Gulfmark Offshore, Inc. Class A (a)	261,732	9,409
Hercules Offshore, Inc. (a)	500,000	1,795
Nabors Industries Ltd. (a)	600,000	8,304
Noble Corp.	300,000	11,100
Oil States International, Inc. (a)	2,000,000	145,400
Pason Systems, Inc.	10,000	145
Patterson-UTI Energy, Inc.	605,000	9,365
Precision Drilling Corp. (a)	5,400,000	42,970
ProSafe ASA	7,900,000	57,865
Rowan Companies PLC (a)	1,004,700	35,295
Shinko Plantech Co. Ltd.	50,000	461
Solstad Offshore ASA	1,150,000	16,885
Total Energy Services, Inc. (e)	2,500,000	35,399
Unit Corp. (a)(e)	4,069,174	161,790
		754,430
Oil, Gas & Consumable Fuels - 3.3%
Adams Resources & Energy, Inc.	158,951	6,606
AOC Holdings, Inc. (e)	6,050,000	19,777
Beach Energy Ltd.	15,004,302	17,345
C&C Energia Ltd. (a)	25,000	157
ENI SpA	21,050,000	434,056
Great Eastern Shipping Co. Ltd.	4,360,000	20,415
Hankook Shell Oil Co. Ltd. (e)	68,000	13,111
HollyFrontier Corp.	908,256	33,960
Kanto Natural Gas Development	10,000	51
Marathon Oil Corp.	4,965,000	131,424
Michang Oil Industrial Co. Ltd. (e)	173,900	7,183
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Newfield Exploration Co. (a)	400,000	$ 12,212
Peabody Energy Corp.	850,000	17,748
Petrominerales Ltd.	35,000	324
Stone Energy Corp. (a)	725,000	19,039
Swift Energy Co. (a)	700,000	13,083
Tesoro Corp.	4,900,000	135,485
Tsakos Energy Navigation Ltd.	200,000	980
Ultra Petroleum Corp. (a)(d)	100,000	2,376
W&T Offshore, Inc. (d)(e)	4,550,000	84,130
Williams Companies, Inc.	310,300	9,864
World Fuel Services Corp.	2,000,022	80,981
WPX Energy, Inc.	1,140,000	18,183
		1,078,490
TOTAL ENERGY		1,832,920
FINANCIALS - 8.1%
Capital Markets - 0.2%
AllianceBernstein Holding LP	510,000	6,181
Federated Investors, Inc. Class B (non-vtg.) (d)	600,000	12,066
GFI Group, Inc.	523,800	1,666
Investment Technology Group, Inc. (a)	675,000	5,589
Kyokuto Securities Co. Ltd.	10,000	73
State Street Corp.	910,000	36,746
Tullett Prebon PLC	1,650,000	7,062
		69,383
Commercial Banks - 1.1%
Bank of Ireland (a)	645,000,040	78,742
Bank of the Ozarks, Inc.	25,000	805
BBCN Bancorp, Inc. (a)	1,550,000	17,577
Cathay General Bancorp (e)	4,125,000	66,784
Codorus Valley Bancorp, Inc.	138,734	2,167
Dimeco, Inc.	29,140	1,158
East West Bancorp, Inc.	4,000,000	87,200
First Bancorp, Puerto Rico (f)	7,428,572	28,080
North Valley Bancorp (a)(e)	527,500	6,858
Norwood Financial Corp.	31,801	851
Oriental Financial Group, Inc. (e)	2,504,542	25,997
Pacific Premier Bancorp, Inc. (a)(e)	950,000	8,465
Popular, Inc. (a)	1,800,000	27,126
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Sandy Spring Bancorp, Inc.	25,000	$ 445
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,250,000	6,844
Sparebanken More (primary capital certificate)	81,621	2,045
		361,144
Consumer Finance - 0.1%
Aeon Credit Service (Asia) Co. Ltd.	12,198,000	10,193
Albemarle & Bond Holdings PLC	1,850,000	7,599
Green Dot Corp. Class A (a)	597,455	6,237
Nicholas Financial, Inc.	200,827	2,655
		26,684
Diversified Financial Services - 0.0%
Newship Ltd. (a)	2,500	784
NICE Holdings Co. Ltd.	56,147	2,398
NICE Information Service Co. Ltd.	1,276,670	4,522
Ricoh Leasing Co. Ltd.	60,000	1,379
The NASDAQ Stock Market, Inc.	400,000	9,080
		18,163
Insurance - 6.1%
Admiral Group PLC	1,100,000	18,833
AEGON NV	40,000,000	181,575
AFLAC, Inc.	395,000	17,293
Amlin PLC	3,100,000	18,323
APRIL (e)	2,325,459	33,248
Assurant, Inc. (e)	5,350,000	193,724
Axis Capital Holdings Ltd. (e)	8,000,000	262,880
Employers Holdings, Inc.	548,532	9,808
Endurance Specialty Holdings Ltd. (e)	2,600,000	90,142
FBD Holdings PLC	175,000	1,701
Genworth Financial, Inc. Class A (a)	15,600,000	78,624
Hartford Financial Services Group, Inc.	8,200,000	134,890
HCC Insurance Holdings, Inc.	650,000	19,916
Lincoln National Corp.	8,350,000	167,418
National Interstate Corp. (e)	1,000,000	26,190
National Western Life Insurance Co. Class A	148,870	21,079
Primerica, Inc.	800,000	21,896
Progressive Corp.	600,000	11,844
Protective Life Corp.	2,400,000	66,984
RenaissanceRe Holdings Ltd. (e)	3,100,000	229,369
Torchmark Corp.	600,000	29,850
Tower Group, Inc.	325,000	6,058
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Unum Group (e)	16,000,000	$ 302,240
Validus Holdings Ltd.	1,900,000	61,807
		2,005,692
Real Estate Investment Trusts - 0.0%
Nieuwe Steen Investments NV	90,000	775
Nieuwe Steen Investments NV warrants 4/1/13 (a)	125,000	0
		775
Real Estate Management & Development - 0.2%
Airport Facilities Co. Ltd.	260,000	1,193
Devine Ltd.	2,125,000	1,184
Relo Holdings Corp. (e)	1,336,300	46,469
Tejon Ranch Co. (a)	175,855	4,570
		53,416
Thrifts & Mortgage Finance - 0.4%
Genworth MI Canada, Inc. (e)	5,650,000	95,664
Hudson City Bancorp, Inc.	3,900,000	24,765
WSB Holdings, Inc. (a)	30,000	83
		120,512
TOTAL FINANCIALS		2,655,769
HEALTH CARE - 13.0%
Biotechnology - 0.8%
Amgen, Inc.	3,000,000	247,800
Apex Biotechnology Corp.	150,000	397
		248,197
Health Care Equipment & Supplies - 1.3%
Atrion Corp.	10,000	2,060
Audika SA	245,995	2,724
DiaSorin S.p.A. (d)	5,000	137
Exactech, Inc. (a)	202,919	3,358
Hoshiiryou Sanki Co. Ltd. (e)	294,800	8,339
Huvitz Co. Ltd. (e)	970,000	9,051
Integra LifeSciences Holdings Corp. (a)	250,000	9,615
Mani, Inc.	335,000	11,245
Medical Action Industries, Inc. (a)(e)	1,634,280	5,687
Medtronic, Inc.	3,730,000	147,037
Microlife Corp.	2,760,000	4,609
Nakanishi, Inc.	271,300	28,027
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Prim SA (e)	1,650,000	$ 7,593
ResMed, Inc.	350,000	11,046
Smith & Nephew PLC	100,000	1,024
Span-America Medical System, Inc. (e)	269,900	4,588
St. Shine Optical Co. Ltd.	400,200	4,551
Syneron Medical Ltd. (a)	540,000	5,519
Techno Medica Co. Ltd.	86	344
Theragenics Corp. (a)(e)	2,629,506	4,838
Top Glove Corp. Bhd	1,000,000	1,722
Utah Medical Products, Inc. (e)	438,418	14,845
Value Added Technologies Co. Ltd.	650,000	3,731
Young Innovations, Inc. (e)	560,754	20,238
Zimmer Holdings, Inc.	2,000,000	117,860
		429,788
Health Care Providers & Services - 9.8%
A/S One Corp.	160,000	3,436
Advocat, Inc. (e)	351,269	2,188
Almost Family, Inc. (a)(e)	936,814	20,619
Amedisys, Inc. (a)(d)(e)	2,917,000	35,558
AMERIGROUP Corp. (a)(e)	4,850,000	435,918
AmSurg Corp. (a)	750,000	22,155
Bio-Reference Laboratories, Inc. (a)(d)	275,000	6,806
Centene Corp. (a)	600,000	22,824
Corvel Corp. (a)	100,054	4,616
Coventry Health Care, Inc. (e)	14,300,000	476,619
DVx, Inc. (e)	210,600	3,996
Grupo Casa Saba SA de CV sponsored ADR (a)	1,263,900	8,658
Hanger, Inc. (a)	209,029	5,387
Healthways, Inc. (a)(e)	1,747,900	19,594
Henry Schein, Inc. (a)	100,000	7,481
LHC Group, Inc. (a)(e)	1,895,000	33,902
LifePoint Hospitals, Inc. (a)	750,000	28,590
Lincare Holdings, Inc. (e)	12,400,000	513,360
Medica Sur SA de CV	325,500	587
Mediq NV	300,000	3,171
MEDNAX, Inc. (a)	100,000	6,613
National Healthcare Corp.	6,700	293
Patterson Companies, Inc.	2,161,756	73,716
Pelion SA (e)	575,000	4,960
PharMerica Corp. (a)	50,000	515
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Psychemedics Corp.	115,000	$ 1,252
Rhoen-Klinikum AG	640,000	13,780
The Ensign Group, Inc.	550,000	15,428
Triple-S Management Corp. (a)(e)	1,957,734	35,670
Tsukui Corp. (d)	650,000	10,300
U.S. Physical Therapy, Inc.	177,138	4,547
United Drug PLC:
(Ireland)	10,000,000	25,814
(United Kingdom)	533,719	1,407
UnitedHealth Group, Inc.	23,000,000	1,175,049
Universal American Spin Corp. (a)	1,106,590	9,915
VCA Antech, Inc. (a)	1,321,100	24,044
Wellcare Health Plans, Inc. (a)	825,000	53,477
WellPoint, Inc.	2,250,000	119,903
Win International Co., Ltd. (e)	1,230,300	9,504
		3,241,652
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (e)	271,041	786
Quality Systems, Inc.	567,675	9,174
		9,960
Pharmaceuticals - 1.1%
Daewon Pharmaceutical Co. Ltd. (e)	1,418,500	6,963
Dawnrays Pharmaceutical Holdings Ltd.	1,000,000	227
DongKook Pharmaceutical Co. Ltd. (e)	449,972	5,890
Endo Pharmaceuticals Holdings, Inc. (a)	4,295,000	127,690
Forest Laboratories, Inc. (a)	1,350,000	45,293
Fuji Pharma Co. Ltd.	160,000	2,589
Hanmi Science Co. Ltd.	461,135	1,407
Hi-Tech Pharmacal Co., Inc. (a)	113,450	3,898
Hospira, Inc. (a)	1,500,000	52,125
Ildong Pharmaceutical Co. Ltd. (e)	2,505,065	14,977
Jeil Pharmaceutical Co. (e)	1,484,800	27,446
Kaken Pharmaceutical Co. Ltd.	110,000	1,560
KunWha Pharmaceutical Co., Ltd. (e)	325,900	3,228
Kwang Dong Pharmaceutical Co. Ltd.	425,000	1,566
Mylan, Inc. (a)	450,000	10,364
Pacific Pharmaceutical Co. Ltd.	85,000	1,707
Recordati SpA (d)	5,850,000	39,480
Torii Pharmaceutical Co. Ltd.	620,000	13,628
Tsumura & Co.	100,000	2,813
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Whan In Pharmaceutical Co. Ltd. (e)	1,860,000	$ 10,495
Yuyu Pharma, Inc.	255,000	1,263
		374,609
TOTAL HEALTH CARE		4,304,206
INDUSTRIALS - 8.8%
Aerospace & Defense - 0.3%
CAE, Inc.	5,200,000	52,423
Ducommun, Inc. (a)	100,000	986
Magellan Aerospace Corp. (a)	555,000	1,837
Moog, Inc. Class A (a)	1,000,000	36,390
		91,636
Air Freight & Logistics - 0.2%
Air T, Inc. (e)	244,600	2,079
Kintetsu World Express, Inc.	500,000	15,455
Pacer International, Inc. (a)(e)	2,000,001	8,400
Sinwa Ltd. (e)	22,837,000	2,202
Yusen Logistics Co. Ltd. (e)	4,221,500	48,109
		76,245
Airlines - 0.1%
Republic Airways Holdings, Inc. (a)	1,000,000	4,550
SkyWest, Inc.	1,977,263	13,841
		18,391
Building Products - 0.1%
AAON, Inc.	432,411	7,900
Insteel Industries, Inc. (e)	1,207,332	12,025
Kingspan Group PLC (Ireland)	1,500,000	11,996
Kondotec, Inc. (e)	1,675,000	9,391
		41,312
Commercial Services & Supplies - 2.1%
1010 Printing Group Ltd.	383,736	21
Aeon Delight Co. Ltd.	475,000	10,946
AJIS Co. Ltd. (e)	538,500	7,719
Asia File Corp. Bhd	800,000	968
Avery Dennison Corp. (e)	10,043,800	309,249
Corrections Corp. of America	598,700	18,608
Fursys, Inc. (e)	824,994	20,686
Industrial Services of America, Inc. (a)(d)	84,200	380
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Knoll, Inc. (e)	4,475,000	$ 61,263
May Gurney Integrated Services PLC	2,400,000	9,031
Mears Group PLC	2,700,000	11,408
Mitie Group PLC (e)	24,025,000	102,230
Moshi Moshi Hotline, Inc.	630,000	6,751
Multi-Color Corp.	616,500	11,985
NICE e-Banking Services (e)	2,599,700	4,242
Prestige International, Inc.	401,000	4,350
Republic Services, Inc.	22,200	642
RPS Group PLC	2,891,256	10,970
Teems, Inc. (e)	124,950	1,221
The Geo Group, Inc. (a)	670,600	15,504
United Stationers, Inc. (e)	2,431,544	61,299
VICOM Ltd.	3,246,000	11,164
		680,637
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)(e)	8,483,918	137,524
Arcadis NV	1,275,000	26,590
Astaldi SpA	275,000	1,604
Badger Daylighting Ltd.	420,000	10,600
Daiichi Kensetsu Corp. (e)	1,893,200	17,709
Dongyang Engineering & Construction Corp.	72,375	1,293
EPCO Co. Ltd.	150,000	2,398
Foster Wheeler AG (a)	827,500	14,928
Geumhwa PSC Co. Ltd.	25,000	313
Heijmans NV unit	10,000	79
Imtech NV	1,525,768	38,963
Jacobs Engineering Group, Inc. (a)	6,426,643	247,876
Kier Group PLC	600,000	11,947
Koninklijke BAM Groep NV (d)	1,800,000	4,726
Kyeryong Construction Industrial Co. Ltd. (e)	893,000	7,519
Meisei Industrial Co. Ltd. (d)	1,275,000	3,500
Mirait Holdings Corp.	2,449,940	17,760
Sanyo Engineering & Construction, Inc.	807,000	2,595
Severfield-Rowen PLC	1,000,000	2,367
Shinnihon Corp.	1,800,000	4,448
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	3,630
ShoLodge, Inc. (a)(e)	500,627	50
Sterling Construction Co., Inc. (a)(e)	1,630,000	16,186
Tutor Perini Corp. (a)	1,550,000	17,608
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
United Integration Services Co. Ltd.	6,000,000	$ 4,840
Vianini Lavori SpA	675,000	2,276
		599,329
Electrical Equipment - 0.4%
Aichi Electric Co. Ltd.	1,000,000	4,262
Aros Quality Group AB	850,000	5,499
AZZ, Inc. (e)	2,220,000	68,176
Canare Electric Co. Ltd. (d)	27,400	431
Chiyoda Integre Co. Ltd.	500,500	5,899
Deswell Industries, Inc.	451,034	1,245
Dynapack International Technology Corp.	200,000	919
EnerSys (a)	300,000	10,245
FW Thorpe PLC	504,300	8,045
Graphite India Ltd.	2,200,000	3,310
I-Sheng Electric Wire & Cable Co. Ltd. (e)	12,000,000	15,711
Jinpan International Ltd.	382,640	2,376
Korea Electric Terminal Co. Ltd. (e)	700,000	13,435
PK Cables OY	250,000	3,833
Servotronics, Inc.	60,000	472
Universal Security Instruments, Inc. (a)(e)	241,255	1,158
		145,016
Industrial Conglomerates - 1.0%
DCC PLC (Ireland) (e)	8,310,000	206,435
Reunert Ltd.	1,425,000	13,784
Seaboard Corp. (a)	47,600	104,720
		324,939
Machinery - 1.5%
Aalberts Industries NV (e)	9,560,000	151,267
Actuant Corp. Class A	900,000	25,614
ASL Marine Holdings Ltd.	17,500,000	8,086
CKD Corp. (e)	5,525,000	34,555
Foremost Income Fund	2,141,103	18,148
Gencor Industries, Inc. (a)	391,000	2,983
Harsco Corp.	549,872	11,685
HNK Machine Tool Co. Ltd.	275,291	2,812
Hurco Companies, Inc. (a)(e)	633,500	12,923
Hwacheon Machine Tool Co. Ltd. (e)	219,900	8,334
Ihara Science Corp. (e)	974,300	7,292
Inoue Kinzoku Kogyo Co. Ltd. (e)	1,082,000	4,846
Jaya Holdings Ltd. (a)(e)	74,670,000	33,603
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Kyowakogyosyo Co.,Ltd.	140,000	$ 1,337
Metka SA	425,000	3,169
Mirle Automation Corp.	3,708,000	2,415
NACCO Industries, Inc. Class A	310,000	31,047
Nadex Co. Ltd. (e)	700,000	2,883
Nichidai Corp.	47,300	271
Nitta Corp.	75,000	1,150
Oshkosh Truck Corp. (a)	3,762,200	84,725
Proto Labs, Inc. (d)	177,200	6,703
S&T Holdings Co. Ltd.	700,020	5,814
Semperit AG Holding	560,000	19,017
SIMPAC, Inc.	200,000	842
Takamatsu Machinery Co., Ltd.	105,000	681
Takeuchi Manufacturing Co. Ltd.	200,000	1,573
Tocalo Co. Ltd.	560,000	7,822
Trifast PLC	2,050,000	1,318
Trinity Industrial Corp.	665,000	2,295
Young Poong Precision Corp. (e)	988,011	9,219
		504,429
Marine - 0.0%
DryShips, Inc. (a)	2,552,500	5,641
Tokyo Kisen Co. Ltd. (e)	1,000,000	5,411
		11,052
Professional Services - 0.5%
Akka Technologies SA	550,000	16,072
Boardroom Ltd.	3,000,000	1,326
Clarius Group Ltd.	4,245,812	1,963
CRA International, Inc. (a)(e)	625,000	9,681
en-japan, Inc.	6,100	6,234
FTI Consulting, Inc. (a)	291,900	7,452
Hyder Consulting PLC	650,000	3,974
Manpower, Inc.	431,900	15,367
SmartPros Ltd.	125,000	211
Sporton International, Inc. (e)	7,817,000	18,198
Stantec, Inc. (e)	2,400,000	68,947
Synergie SA	225,000	1,927
VSE Corp. (e)	527,700	12,116
		163,468
Road & Rail - 0.4%
Alps Logistics Co. Ltd. (e)	1,723,700	17,279
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.	500,000	$ 11,470
Hamakyorex Co. Ltd. (e)	750,000	25,287
Hutech Norin Co. Ltd. (e)	1,043,700	10,655
Quality Distribution, Inc. (a)	1,100,608	11,116
Ryder System, Inc.	134,100	5,289
Sakai Moving Service Co. Ltd. (e)	778,000	15,915
Trancom Co. Ltd. (e)	1,032,400	21,122
Universal Truckload Services, Inc.	300,000	4,467
Vitran Corp., Inc. (a)	683,894	3,174
		125,774
Trading Companies & Distributors - 0.3%
AddTech AB (B Shares)	500,000	13,013
Grafton Group PLC unit	4,900,000	16,761
Hanwa Co. Ltd.	650,000	2,320
Houston Wire & Cable Co. (d)(e)	1,100,000	12,595
KS Energy Services Ltd. (a)	12,737,000	8,086
Otec Corp.	150,000	1,151
Parker Corp. (e)	2,400,000	5,740
Richelieu Hardware Ltd.	350,000	12,212
Senshu Electric Co. Ltd. (e)	1,080,000	13,236
Strongco Corp. (a)(e)	1,025,288	5,419
Tanaka Co. Ltd.	90,000	542
TECHNO ASSOCIE CO., LTD.	180,000	1,542
Totech Corp.	200,000	789
Uehara Sei Shoji Co. Ltd.	1,040,000	3,987
Wakita & Co. Ltd.	275,000	1,972
		99,365
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,548,000	9,641
Meiko Transportation Co. Ltd.	925,000	8,635
		18,276
TOTAL INDUSTRIALS		2,899,869
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 0.7%
Aastra Technologies Ltd. (e)	875,000	14,833
Bel Fuse, Inc. Class A	299,963	5,348
Black Box Corp. (e)	1,800,840	47,974
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Blonder Tongue Laboratories, Inc. (a)	22,286	$ 24
Brocade Communications Systems, Inc. (a)	1,861,300	9,251
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,110,000	1,166
Cisco Systems, Inc.	600,000	9,570
ClearOne Communications, Inc. (a)(e)	455,495	1,781
Comtech Telecommunications Corp.	373,902	10,215
Ditech Networks, Inc. (a)	600,000	492
Finisar Corp. (a)	389,900	4,846
NEC Mobiling Ltd.	300,000	10,917
Nera Telecommunications Ltd.	6,000,000	1,953
NETGEAR, Inc. (a)	1,300,000	45,019
Optical Cable Corp.	150,000	549
Pace Micro Technology PLC	500,000	1,188
Parrot SA (a)	142,500	4,339
Polycom, Inc. (a)	891,800	7,794
Tessco Technologies, Inc.	70,000	1,313
TKH Group NV unit (e)	3,000,000	60,628
		239,200
Computers & Peripherals - 4.0%
Compal Electronics, Inc.	153,500,000	144,579
EMC Corp. (a)	741,400	19,432
Lexmark International, Inc. Class A	250,000	4,373
Logitech International SA (Reg.) (d)	7,600,000	67,530
NetApp, Inc. (a)	5,000	163
Pinnacle Technology Holdings Ltd.	8,000,000	15,332
Quantum Corp. (a)	5,138,000	7,604
Rimage Corp. (e)	966,192	6,715
Roland DG Corp.	210,000	2,420
Seagate Technology (e)	31,450,000	944,129
Super Micro Computer, Inc. (a)(e)	2,813,700	34,918
Synaptics, Inc. (a)	458,800	12,103
TPV Technology Ltd.	58,500,000	10,863
Western Digital Corp. (a)	700,000	27,839
Xyratex Ltd. (e)	2,000,000	23,660
		1,321,660
Electronic Equipment & Components - 3.2%
A&D Co. Ltd. (e)	1,650,000	6,098
Arrow Electronics, Inc. (a)	231,700	7,820
Beijer Electronics AB	175,000	1,544
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	675,000	$ 7,702
Delta Electronics PCL (For. Reg.)	25,000,000	18,907
DigiTech Systems Co., Ltd. (a)	280,000	2,249
Dolby Laboratories, Inc. Class A (a)	255,000	8,989
Elec & Eltek International Co. Ltd.	1,800,000	4,680
Elematec Corp.	629,200	8,553
Excel Co. Ltd. (e)	909,800	8,426
Fabrinet (a)	615,200	8,170
FLIR Systems, Inc.	500,000	10,225
Hana Microelectronics Co. (For. Reg.)	17,000,000	10,804
Hi-P International Ltd.	20,802,000	12,370
Hon Hai Precision Industry Co. Ltd. (Foxconn)	116,000,000	327,776
Huan Hsin Holdings Ltd. (a)	7,200,000	365
Image Sensing Systems, Inc. (a)(e)	365,685	1,858
Insight Enterprises, Inc. (a)	1,600,127	26,818
Intelligent Digital Integrated Security Co. Ltd. (e)	691,242	5,716
Intelligent Digital Integrated Security Co. Ltd. (e)	310,558	12,635
INTOPS Co. Ltd. (e)	859,900	13,043
Isra Vision AG (e)	438,100	9,959
Jurong Technologies Industrial Corp. Ltd. (a)	29,873,347	0
Kingboard Chemical Holdings Ltd. (e)	43,500,000	89,976
Kingboard Laminates Holdings Ltd.	9,000,000	3,401
KITAGAWA INDUSTRIES CO., LTD.	100,000	983
Lumax International Corp. Ltd.	100,000	232
Mesa Laboratories, Inc. (e)	317,500	14,700
Multi-Fineline Electronix, Inc. (a)	262,200	6,862
Muramoto Electronic Thailand PCL (For. Reg.) (e)	1,629,100	9,473
Nippo Ltd. (e)	797,600	4,716
Orbotech Ltd. (a)(e)	3,100,000	24,800
Posiflex Technologies, Inc.	1,855,677	3,273
Rofin-Sinar Technologies, Inc. (a)	488,865	8,863
ScanSource, Inc. (a)(e)	2,000,000	57,740
SED International Holdings, Inc. (a)(e)	475,000	1,021
Shibaura Electronics Co. Ltd. (e)	777,800	12,591
Sigmatron International, Inc. (a)(e)	381,880	1,333
Store Electronic Systems SA	21,950	270
SYNNEX Corp. (a)(e)	3,505,000	118,574
Taitron Components, Inc. Class A (sub. vtg.) (a)	320,000	316
Tomen Devices Corp. (e)	680,100	16,632
Tomen Electronics Corp. (e)	1,492,400	19,648
Tripod Technology Corp.	200,000	456
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Venture Corp. Ltd. (e)	18,222,000	$ 109,238
VST Holdings Ltd. (e)	105,836,000	16,514
Winland Electronics, Inc. (a)(e)	222,700	134
Wireless Telecom Group, Inc. (a)(e)	1,300,000	1,625
XAC Automation Corp. (e)	9,430,000	8,756
		1,046,834
Internet Software & Services - 1.3%
Daou Technology, Inc.	500,000	4,997
DeNA Co. Ltd. (d)	400,000	8,667
eBay, Inc. (a)	5,000,502	221,522
Gabia, Inc.	100,000	422
Gurunavi, Inc.	400,000	4,622
j2 Global, Inc. (e)	3,600,000	107,748
Jorudan Co. Ltd. (e)	525,000	3,368
Meetic (e)	1,665,000	24,850
Melbourne IT Ltd. (e)	8,185,000	15,311
Monster Worldwide, Inc. (a)	200,000	1,450
NetGem SA	1,000,000	3,199
QuinStreet, Inc. (a)	50,000	454
Rentabiliweb Group SA	110,000	725
Softbank Technology Corp.	381,000	3,486
The Stanley Gibbons Group PLC	1,250,000	4,204
UANGEL Corp. (e)	1,200,000	5,211
Web.com Group, Inc. (a)	347,300	5,383
WebMD Health Corp. (a)	25,000	368
		415,987
IT Services - 3.3%
Accenture PLC Class A	100,000	6,030
ALTEN	1,035,000	29,226
Amdocs Ltd.	8,590,000	255,553
Argo Graphics, Inc. (e)	526,500	7,024
ATOSS Software AG	15,000	405
Calian Technologies Ltd. (e)	778,500	16,224
CGI Group, Inc. Class A (sub. vtg.) (a)	1,000,000	23,563
Computer Sciences Corp.	5,650,000	139,103
Computer Services, Inc.	190,600	5,911
CSE Global Ltd. (e)	47,295,000	32,495
Data#3 Ltd.	1,400,000	1,736
EOH Holdings Ltd. (e)	8,322,000	35,961
EPAM Systems, Inc.	200,000	3,208
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Genpact Ltd. (a)	600,000	$ 10,452
Groupe Steria SCA	25,667	328
Heartland Payment Systems, Inc. (e)	2,000,017	63,401
HIQ International AB	900,000	4,751
Indra Sistemas (d)(e)	16,413,000	145,663
Jack Henry & Associates, Inc.	1,750,000	60,778
Know IT AB (e)	1,727,000	13,396
ManTech International Corp. Class A	750,000	16,448
Mastek Ltd. (a)(e)	2,025,000	4,253
Matsushita Electric Works Information Systems Co. Ltd.	500,000	12,219
NCI, Inc. Class A (a)(e)	888,530	5,269
NeuStar, Inc. Class A (a)	375,000	13,279
Rolta India Ltd.	2,699,942	3,307
SAIC, Inc.	3,250,000	37,603
Sapient Corp.	714,900	7,120
Softcreate Co., Ltd.	110,500	1,613
The Western Union Co.	3,530,000	61,528
Total System Services, Inc.	3,000,000	70,950
		1,088,797
Office Electronics - 0.2%
Xerox Corp.	10,000,000	69,300
Semiconductors & Semiconductor Equipment - 0.7%
Alpha & Omega Semiconductor Ltd. (a)(e)	1,345,000	10,370
Axell Corp. (e)	925,000	19,811
Diodes, Inc. (a)(e)	3,199,980	60,608
Entegris, Inc. (a)	843,771	6,792
Lasertec Corp.	362,000	5,368
Leeno Industrial, Inc. (a)	175,000	3,730
Marvell Technology Group Ltd.	882,400	9,936
Melexis NV (e)	3,350,000	50,122
Miraial Co. Ltd.	216,900	3,135
Nextchip Co. Ltd. (e)	1,070,110	6,407
Omnivision Technologies, Inc. (a)	160,000	2,243
ON Semiconductor Corp. (a)	1,094,200	7,594
Powertech Technology, Inc.	9,460,000	19,116
Telechips, Inc. (e)	1,058,800	4,200
Tessera Technologies, Inc.	750,000	10,838
Trio-Tech International (a)(e)	322,543	458
UKC Holdings Corp. (e)	1,570,000	19,138
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Varitronix International Ltd. (e)	16,500,000	$ 5,490
Y. A. C. Co., Ltd.	300,000	2,143
		247,499
Software - 6.1%
AdaptIT Holdings Ltd.	4,100,000	595
Adobe Systems, Inc. (a)	1,000,000	30,880
ANSYS, Inc. (a)(e)	5,100,000	305,796
Axway Software SA	15,000	245
Cybernet Systems Co. Ltd. (e)	20,500	5,648
Ebix, Inc. (d)(e)	2,140,000	46,417
Exact Holdings NV (d)	725,000	14,808
Geodesic Ltd. (e)	4,873,000	3,245
ICT Automatisering NV (d)(e)	874,000	2,956
IGE + XAO SA	40,000	1,708
Infomedia Ltd. (e)	16,200,000	3,575
init innovation in traffic systems AG	10,000	236
Kingdee International Software Group Co. Ltd. (a)	2,000,000	232
KSK Co., Ltd. (e)	625,000	3,655
Mentor Graphics Corp. (a)	614,600	9,391
Micro Focus International PLC	50,000	421
MICROS Systems, Inc. (a)	100,036	4,776
Microsoft Corp.	33,861,500	997,898
Net 1 UEPS Technologies, Inc. (a)	550,000	4,543
NIIT Technologies Ltd.	490,700	2,579
NSD Co. Ltd.	250,000	2,192
Nucleus Software Exports Ltd.	1,350,000	1,577
Oracle Corp.	13,350,000	403,170
Parametric Technology Corp. (a)	691,800	14,901
Pro-Ship, Inc.	152,200	3,213
Rovi Corp. (a)	25,000	335
Sage Group PLC	650,000	2,930
Shanda Games Ltd. sponsored ADR	200,000	684
Societe Pour L'Informatique Industrielle SA (e)	1,400,000	6,856
Software AG (Bearer)	2,960,000	96,731
SWORD Group (e)	571,130	8,397
Synopsys, Inc. (a)	350,000	10,602
Vasco Data Security International, Inc. (a)	1,260,000	11,655
Versant Corp. (a)	24,991	265
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Vitec Software Group AB	35,000	$ 319
Zensar Technologies Ltd.	350,000	1,694
		2,005,125
TOTAL INFORMATION TECHNOLOGY		6,434,402
MATERIALS - 3.7%
Chemicals - 2.4%
Aditya Birla Chemicals India Ltd. (e)	2,338,600	3,039
C. Uyemura & Co. Ltd. (e)	653,800	24,403
Chase Corp. (e)	904,986	13,991
Core Molding Technologies, Inc. (a)	314,306	2,514
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	7,569,000	17,513
Deepak Nitrite Ltd. (e)	652,891	1,879
EcoGreen Fine Chemical Group Ltd. (e)	45,112,000	7,446
FMC Corp.	3,750,000	205,125
Fujikura Kasei Co., Ltd. (e)	3,271,600	15,407
Gujarat Narmada Valley Fertilizers Co.	5,750,000	9,056
Gujarat State Fertilizers & Chemicals Ltd.	3,700,000	23,102
Honshu Chemical Industry Co., Ltd. (e)	800,000	4,113
Innospec, Inc. (a)	1,145,629	35,652
KPC Holdings Corp.	43,478	1,653
KPX Chemical Co. Ltd.	163,083	6,491
Kraton Performance Polymers, Inc. (a)	1,050,000	24,591
LyondellBasell Industries NV Class A	325,000	14,472
Mexichem SAB de CV	3,467,037	16,432
Miwon Chemicals Co. Ltd. (a)	55,095	1,094
Miwon Commercial Co. Ltd.	13,552	1,181
Muto Seiko Co. Ltd.	139,000	888
Nano Chem Tech, Inc. (a)	25,000	71
Nuplex Industries Ltd.	2,982,621	6,111
OM Group, Inc. (a)(e)	2,785,000	43,725
SK Kaken Co. Ltd.	390,000	16,804
Soda Aromatic Co. Ltd.	79,200	699
Soken Chemical & Engineer Co. Ltd. (e)	805,000	7,266
T&K Toka Co. Ltd. (e)	800,000	10,425
Thai Carbon Black PCL (For. Reg.)	11,600,000	10,044
Thai Rayon PCL (For. Reg.)	3,200,000	5,771
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Yara International ASA	4,750,000	$ 225,145
Yip's Chemical Holdings Ltd. (e)	31,002,000	20,149
		776,252
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	850,700	4,233
Mitani Sekisan Co. Ltd. (e)	1,535,000	13,716
Titan Cement Co. SA (Reg.)	450,000	7,198
		25,147
Containers & Packaging - 0.5%
Ball Corp.	314,130	13,055
Chuoh Pack Industry Co. Ltd. (e)	475,000	6,073
Kohsoku Corp. (e)	2,097,300	18,360
Silgan Holdings, Inc.	2,600,000	107,146
Starlite Holdings Ltd.	3,000,000	99
The Pack Corp. (e)	1,990,000	33,722
Vidrala SA	110,000	2,626
		181,081
Metals & Mining - 0.7%
Alconix Corp. (e)	635,000	12,057
Blue Earth Refineries, Inc.	274,309	0
Chubu Steel Plate Co. Ltd.	500,000	1,896
Compania de Minas Buenaventura SA sponsored ADR	2,200,000	80,124
Fortescue Metals Group Ltd. (d)	1,490,203	6,468
Hill & Smith Holdings PLC	1,700,600	8,052
Horsehead Holding Corp. (a)(e)	2,300,000	20,769
Korea Steel Shapes Co. Ltd.	34,890	1,182
Orosur Mining, Inc. (a)	3,100,000	2,009
Orvana Minerals Corp. (a)(d)	1,000,000	947
Pacific Metals Co. Ltd.	4,025,000	14,286
Sherritt International Corp.	2,700,000	12,008
SunCoke Energy, Inc. (a)	2,108,836	33,741
Tohoku Steel Co. Ltd. (e)	755,000	8,672
Tokyo Kohtetsu Co. Ltd.	125,000	744
Tokyo Tekko Co. Ltd. (e)	4,600,000	14,707
Webco Industries, Inc. (a)	9,122	1,231
Yamato Kogyo Co. Ltd.	285,000	8,035
		226,928
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.0%
Stella-Jones, Inc. (a)	150,000	$ 8,301
TOTAL MATERIALS		1,217,709
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	1,173,270	41,018
Wireless Telecommunication Services - 0.2%
MetroPCS Communications, Inc. (a)	2,512,200	22,007
NII Holdings, Inc. (a)	1,300,000	8,775
Okinawa Cellular Telephone Co.	209	459
SK Telecom Co. Ltd. sponsored ADR	1,900,000	26,353
		57,594
TOTAL TELECOMMUNICATION SERVICES		98,612
UTILITIES - 0.2%
Electric Utilities - 0.0%
Duke Energy Corp.	216,000	14,640
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,600,000	4,189
Keiyo Gas Co. Ltd.	606,000	2,744
KyungDong City Gas Co. Ltd.	153,670	8,780
Otaki Gas Co. Ltd.	819,000	4,550
		20,263
Independent Power Producers & Energy Traders - 0.0%
Mega First Corp. Bhd (e)	22,662,000	12,330
Multi-Utilities - 0.1%
CMS Energy Corp.	729,700	17,994
TOTAL UTILITIES		65,227
TOTAL COMMON STOCKS (Cost $22,416,565)		31,055,712
Preferred Stocks - 0.0%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
East West Bancorp, Inc. Series A, 8.00%	3,195	$ 4,749
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	939
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pacific Pharmaceutical Co. Ltd.	15,000	199
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	1,250,000	6,032
TOTAL NONCONVERTIBLE PREFERRED STOCKS		7,170
TOTAL PREFERRED STOCKS (Cost $12,977)		11,919
Convertible Bonds - 0.0%
Principal Amount (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
USEC, Inc. 3% 10/1/14 (Cost $35,513)	$ 37,150	16,580
Money Market Funds - 7.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.17% (b)	1,921,016,242	$ 1,921,016
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	540,391,868	540,392
TOTAL MONEY MARKET FUNDS (Cost $2,461,408)		2,461,408
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $24,926,463)		33,545,619
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(562,223)
NET ASSETS - 100%		$ 32,983,396
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,080,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
First Bancorp, Puerto Rico	10/6/11	$ 26,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,429
Fidelity Securities Lending Cash Central Fund	11,040
Total	$ 13,469
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 8,254	$ -	$ -	$ 129	$ 6,098
Aalberts Industries NV	156,502	45,861	20,326	3,881	151,267
Aastra Technologies Ltd.	22,728	4,906	11,807	664	14,833
Abbey PLC	24,817	-	-	362	24,096
Abercrombie & Fitch Co. Class A	475,280	-	-	4,550	219,700
Accell Group NV	14,825	36,466	-	2,391	39,946
Adams Resources & Energy, Inc.	8,983	-	7,717	198	-
Aditya Birla Chemicals India Ltd.	6,774	-	-	21	3,039
Advocat, Inc.	3,365	-	946	77	2,188
AECOM Technology Corp.	-	149,445	-	-	137,524
Aeropostale, Inc.	137,784	-	-	-	161,252
Air T, Inc.	2,184	-	-	61	2,079
AJIS Co. Ltd.	7,862	1,562	-	271	7,719
Alconix Corp.	17,429	489	-	433	12,057
Almost Family, Inc.	22,743	837	-	-	20,619
Alpha & Omega Semiconductor Ltd.	11,493	3,035	-	-	10,370
Alps Logistics Co. Ltd.	17,312	-	-	703	17,279
Ambassadors Group, Inc.	10,479	2,806	-	394	9,666
Amedisys, Inc.	74,529	442	-	-	35,558
AMERIGROUP Corp.	266,750	-	-	-	435,918
AmSurg Corp.	59,761	-	45,724	-	-
ANSYS, Inc.	258,060	-	-	-	305,796
AOC Holdings, Inc.	46,614	-	-	406	19,777
APRIL	22,317	18,669	-	602	33,248
Arctic Cat, Inc.	13,184	-	15,304	-	-
Argo Graphics, Inc.	7,060	-	-	294	7,024
ARK Restaurants Corp.	4,545	-	1,140	285	3,353
Arrhythmia Research Technology, Inc.	1,163	-	-	8	786
Arts Optical International Holdings Ltd.	13,730	-	-	567	9,418
Assurant, Inc.	190,567	7,858	9,625	4,096	193,724
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ASTI Corp.	$ 5,051	$ -	$ 603	$ 186	$ 3,713
Atlantic Tele-Network, Inc.	50,566	-	6,289	1,211	41,018
Avery Dennison Corp.	31,550	260,563	19,291	9,603	309,249
Axell Corp.	19,494	-	-	646	19,811
Axis Capital Holdings Ltd.	259,741	-	5,025	7,706	262,880
AZZ, Inc.	55,533	-	-	1,110	68,176
Barratt Developments PLC	135,826	-	-	-	174,107
Belc Co. Ltd.	30,030	-	-	886	29,659
Belluna Co. Ltd.	35,517	-	-	891	40,722
Bellway PLC	81,530	-	-	1,736	94,680
Best Buy Co., Inc.	393,300	157,665	12,609	12,248	364,613
Big 5 Sporting Goods Corp.	18,137	4	-	660	16,580
Black Box Corp.	45,779	5,017	-	522	47,974
Blyth, Inc.	50,355	-	46,368	-	-
BMTC Group, Inc. Class A (sub. vtg.)	132,588	-	7,934	1,173	100,650
Brinker International, Inc.	184,954	1,262	209,423	4,064	-
Brown Shoe Co., Inc.	11,565	16,058	27,909	655	-
C. Uyemura & Co. Ltd.	29,052	-	-	402	24,403
Cal Dive International, Inc.	36,287	970	172	-	10,732
Calian Technologies Ltd.	16,460	-	-	676	16,224
Capella Education Co.	-	26,181	22,100	-	-
Career Education Corp.	106,643	11,078	-	-	31,651
Cash Converters International Ltd.	13,028	6,214	-	646	18,841
Cathay General Bancorp	57,173	-	-	165	66,784
CE Franklin Ltd.	13,509	-	18,496	-	-
CEC Entertainment, Inc.	77,400	-	-	1,720	68,920
Center Financial Corp.	13,462	-	-	-	-
Chase Corp.	12,542	164	-	313	13,991
Chime Communications PLC	18,690	486	-	466	13,338
Chuoh Pack Industry Co. Ltd.	4,932	852	-	175	6,073
Citi Trends, Inc.	15,755	2,123	3,842	-	15,030
CKD Corp.	47,666	-	-	772	34,555
ClearOne Communications, Inc.	2,423	-	-	-	1,781
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Clip Corp.	$ 3,958	$ -	$ -	$ 147	$ 3,741
Comtech Telecommunications Corp.	33,014	1,969	27,436	1,149	-
Cosmos Pharmaceutical Corp.	88,625	-	-	897	154,513
Coventry Health Care, Inc.	468,340	4,525	16,567	3,698	476,619
CRA International, Inc.	16,128	1,251	868	-	9,681
Craftmade International, Inc.	1,710	-	2,423	-	-
Create SD Holdings Co. Ltd.	46,318	3,571	-	1,277	61,339
CSE Global Ltd.	46,560	536	-	753	32,495
Cybernet Systems Co. Ltd.	5,380	-	-	159	5,648
D.R. Horton, Inc.	285,120	-	243,133	3,300	-
Daewon Pharmaceutical Co. Ltd.	8,779	6	14	46	6,963
Daiichi Kensetsu Corp.	15,682	1,763	-	403	17,709
DCC PLC (Ireland)	224,715	-	-	8,401	206,435
Dean Foods Co.	69,977	56,007	45,593	-	117,515
Deepak Fertilisers and Petrochemicals Corp. Ltd.	25,393	2,166	-	750	17,513
Deepak Nitrite Ltd.	3,120	-	-	70	1,879
Delta Apparel, Inc.	16,763	-	6,315	-	6,011
Diodes, Inc.	90,668	13,516	27,973	-	60,608
Ditech Networks, Inc.	2,002	-	1,076	-	-
Divestco, Inc.	563	-	-	-	787
DongKook Pharmaceutical Co. Ltd.	4,713	1,574	-	122	5,890
Dongyang Engineering & Construction Corp.	1,538	-	-	-	-
DVx, Inc.	750	2,480	-	63	3,996
Ebix, Inc.	41,546	802	236	274	46,417
EcoGreen Fine Chemical Group Ltd.	15,177	62	-	271	7,446
Educational Development Corp.	2,070	-	-	186	1,586
Elematec Corp.	25,798	255	22,791	499	-
Endurance Specialty Holdings Ltd.	105,924	-	-	3,172	90,142
EOH Holdings Ltd.	27,526	-	-	495	35,961
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Excel Co. Ltd.	$ 9,516	$ -	$ -	$ 318	$ 8,426
Farstad Shipping ASA	95,693	-	270	1,998	80,165
Federal Screw Works	803	-	-	-	938
First Juken Co. Ltd.	12,999	-	-	661	14,934
Folli Follie Group	44,972	7,942	345	-	26,144
Food Empire Holdings Ltd.	16,474	-	-	447	18,279
Foremost Income Fund	14,343	-	-	-	-
Fresh Del Monte Produce, Inc.	155,881	-	1,402	2,544	154,350
Fujikura Kasei Co., Ltd.	18,363	-	-	533	15,407
Fursys, Inc.	19,727	1,742	-	392	20,686
Fushi Copperweld, Inc.	20,735	-	19,768	-	-
Fyffes PLC (Ireland)	19,915	-	2,165	843	16,021
GameStop Corp. Class A	186,282	11,667	-	2,400	136,489
Genky Stores, Inc.	-	6,718	-	65	6,073
Gennum Corp.	22,347	-	41,339	175	-
Genworth MI Canada, Inc.	139,919	-	-	7,749	95,664
Geodesic Ltd.	7,115	-	-	138	3,245
Gildan Activewear, Inc.	299,770	40,578	28,258	2,831	313,016
Glentel, Inc.	38,269	-	-	838	21,097
Goodfellow, Inc.	9,419	-	-	71	6,674
Guess?, Inc.	-	146,027	-	2,227	150,952
Gulliver International Co. Ltd.	49,218	-	-	1,384	30,802
Halows Co. Ltd.	13,566	-	-	177	13,384
Hamakyorex Co. Ltd.	17,487	7,465	-	265	25,287
Hampshire Group Ltd.	3,404	-	-	-	3,211
Handsome Co. Ltd.	65,046	-	-	827	48,155
Hankook Shell Oil Co. Ltd.	13,738	-	-	835	13,111
Hanwha Timeworld Co. Ltd.	1,620	3,976	-	35	5,046
Harte-Hanks, Inc.	20,017	7,609	-	1,036	21,168
HealthSpring, Inc.	209,304	1,466	280,373	-	-
Healthways, Inc.	26,096	-	-	-	19,594
Heartland Payment Systems, Inc.	75,744	-	46,855	621	63,401
Helen of Troy Ltd.	91,913	8,501	-	-	95,188
Henry Boot PLC	24,054	-	2,134	729	18,038
Hiday Hidaka Corp.	14,211	3,443	-	401	20,701
HNK Machine Tool Co. Ltd.	-	10,641	3,760	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Holidaybreak PLC	$ 35,171	$ -	$ 33,611	$ -	$ -
Honeys Co. Ltd.	18,844	-	31,977	341	-
Honshu Chemical Industry Co., Ltd.	6,746	-	-	148	4,113
Hornbeck Offshore Services, Inc.	52,618	1,100	62,963	-	-
Horsehead Holding Corp.	25,691	544	654	-	20,769
Hoshiiryou Sanki Co. Ltd.	7,731	396	-	132	8,339
Houston Wire & Cable Co.	14,717	3,176	974	376	12,595
HTL International Holdings Ltd.	10,959	-	38	598	8,060
Hurco Companies, Inc.	18,588	37	-	-	12,923
Hutech Norin Co. Ltd.	9,221	-	-	340	10,655
Huvitz Co. Ltd.	6,308	625	-	97	9,051
Hwacheon Machine Tool Co. Ltd.	15,622	-	-	198	8,334
I A Group Corp.	5,086	1,454	-	188	6,501
I-Sheng Electric Wire & Cable Co. Ltd.	13,902	1,409	-	1,121	15,711
ICT Automatisering NV	5,436	-	-	84	2,956
Ihara Science Corp.	7,429	756	-	153	7,292
Ildong Pharmaceutical Co. Ltd.	20,149	-	-	325	14,977
Image Sensing Systems, Inc.	3,868	26	-	-	1,858
Indra Sistemas	326,153	-	-	11,964	145,663
Infomedia Ltd.	4,183	-	-	388	3,575
Innospec, Inc.	43,362	-	5,842	-	-
Inoue Kinzoku Kogyo Co. Ltd.	6,045	-	-	246	4,846
Insteel Industries, Inc.	11,460	2,373	245	135	12,025
Intage, Inc.	22,715	-	-	582	22,065
Intelligent Digital Integrated Security Co. Ltd.	16,724	-	-	7,741	5,716
Intelligent Digital Integrated Security Co. Ltd.	-	7,641	-	101	12,635
INTOPS Co. Ltd.	16,149	-	-	360	13,043
INZI Controls Co. Ltd.	13,056	-	-	109	9,386
Isewan Terminal Service Co. Ltd.	8,615	-	174	367	9,641
Isra Vision AG	-	11,271	-	-	9,959
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
j2 Global, Inc.	$ 100,542	$ 532	$ 5,102	$ 3,110	$ 107,748
Jack in the Box, Inc.	149,248	-	14,857	-	161,940
Jacobs Engineering Group, Inc.	39,140	251,680	88,104	-	-
JAKKS Pacific, Inc.	48,740	-	12,560	1,098	34,452
Jaya Holdings Ltd.	35,036	-	-	-	33,603
Jeil Pharmaceutical Co.	14,980	4,202	-	77	27,446
JLM Couture, Inc.	306	-	-	-	246
Jorudan Co. Ltd.	1,148	2,261	-	15	3,368
Jos. A. Bank Clothiers, Inc.	140,461	-	-	-	115,687
Jumbo SA	77,604	674	-	3,014	41,528
KEC Holdings Co. Ltd.	2,164	-	1,767	-	-
Kinetic Concepts, Inc.	281,695	-	288,260	-	-
Kingboard Chemical Holdings Ltd.	194,905	16,666	5,017	3,544	89,976
Knoll, Inc.	79,844	1,437	-	1,790	61,263
Know IT AB	16,521	622	-	678	13,396
Kohsoku Corp.	17,113	-	-	464	18,360
Kondotec, Inc.	11,733	-	1,970	315	9,391
Korea Electric Terminal Co. Ltd.	18,591	-	-	152	13,435
KSK Co., Ltd.	4,249	81	-	105	3,655
KunWha Pharmaceutical Co., Ltd.	3,833	-	-	141	3,228
Kyeryong Construction Industrial Co. Ltd.	18,380	-	-	64	7,519
Kyoto Kimono Yuzen Co. Ltd.	17,516	2,343	-	774	20,106
LHC Group, Inc.	42,542	430	-	-	33,902
Lincare Holdings, Inc.	344,276	-	43,672	10,552	513,360
M/I Homes, Inc.	20,378	-	26,680	-	-
MAIR Holdings, Inc.	-	-	53	-	-
MarineMax, Inc.	13,099	-	5,070	-	-
Maruzen Co., Ltd.	12,278	783	-	342	13,301
Mastek Ltd.	5,105	-	-	-	4,253
Medical Action Industries, Inc.	12,453	-	-	-	5,687
Meetic	34,822	924	-	1,603	24,850
Mega First Corp. Bhd	12,838	-	-	508	12,330
Melbourne IT Ltd.	15,654	223	-	1,274	15,311
Melexis NV	52,033	-	-	2,373	50,122
Mesa Laboratories, Inc.	10,712	-	-	162	14,700
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Metro, Inc. Class A (sub. vtg.)	$ 541,717	$ -	$ -	$ 7,577	$ 606,295
Michang Oil Industrial Co. Ltd.	8,330	-	-	251	7,183
Mitani Sekisan Co. Ltd.	9,222	2,105	-	173	13,716
Mitie Group PLC	78,797	16,684	-	3,328	102,230
Monarch Casino & Resort, Inc.	15,593	-	-	-	10,085
Motonic Corp.	29,703	-	-	596	20,692
Mr. Bricolage SA	13,440	638	-	521	8,571
Muhak Co. Ltd.	16,584	11,217	-	47	24,467
Murakami Corp.	9,004	-	-	130	8,337
Muramoto Electronic Thailand PCL (For. Reg.)	13,303	-	441	391	9,473
Nadex Co. Ltd.	2,255	202	-	79	2,883
Nafco Co. Ltd.	35,732	2,623	-	772	36,224
National Interstate Corp.	25,099	16	3,041	412	26,190
NCI, Inc. Class A	3,874	8,576	-	-	5,269
New Frontier Media, Inc.	2,729	-	-	-	3,002
Next PLC	649,150	-	-	23,438	840,310
Nextchip Co. Ltd.	11,672	-	-	62	6,407
NICE e-Banking Services	5,454	189	-	144	4,242
Nippo Ltd.	5,229	4	-	134	4,716
Nishimatsuya Chain Co. Ltd.	60,940	2,429	2,614	1,584	59,117
North Central Bancshares, Inc.	2,372	-	4,110	11	-
North Valley Bancorp	6,975	-	1,556	-	6,858
Nutraceutical International Corp.	16,924	-	-	-	17,050
Oil States International, Inc.	209,866	-	45,749	-	-
OM Group, Inc.	85,258	26,395	7,307	-	43,725
Orbotech Ltd.	34,813	-	-	-	24,800
Oriental Financial Group, Inc.	31,106	-	-	518	25,997
P&F Industries, Inc. Class A	1,762	-	-	-	1,812
Pacer International, Inc.	9,746	987	145	-	8,400
Pacific Premier Bancorp, Inc.	6,257	15	-	-	8,465
Pal Co. Ltd.	28,079	-	-	558	44,479
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Papa John's International, Inc.	$ 85,826	$ -	$ 34,666	$ -	$ 102,020
Parker Corp.	5,925	-	-	112	5,740
Pelion SA	158	5,209	-	76	4,960
PetMed Express, Inc.	26,603	-	-	1,334	23,572
Physicians Formula Holdings, Inc.	4,369	-	1,607	-	-
Piolax, Inc.	25,052	-	-	381	21,394
Plenus Co. Ltd.	43,429	-	41,890	1,088	-
Prim SA	12,043	170	-	328	7,593
RCM Technologies, Inc.	7,189	-	7,123	-	-
Relo Holdings Corp.	25,160	4,300	-	883	46,469
RenaissanceRe Holdings Ltd.	215,729	-	-	3,286	229,369
Republic Airways Holdings, Inc.	15,510	620	15,282	-	-
Rex American Resources Corp.	17,230	-	17,114	-	-
Rimage Corp.	13,948	290	-	583	6,715
Rocky Brands, Inc.	8,863	-	773	-	7,372
Rocky Mountain Chocolate Factory, Inc.	4,615	16	79	207	6,077
Ross Stores, Inc.	473,563	-	164,746	6,215	-
Ruby Tuesday, Inc.	57,922	-	-	-	40,845
Ruth's Hospitality Group, Inc.	13,497	164	-	-	15,960
Safeway, Inc.	242,040	12,622	1,104	7,731	196,708
Sakai Moving Service Co. Ltd.	16,901	-	-	540	15,915
Samsung Climate Control Co. Ltd.	3,225	-	-	22	3,202
ScanSource, Inc.	73,900	-	-	-	57,740
Seagate Technology	426,423	55,279	71,858	27,717	944,129
SED International Holdings, Inc.	2,328	-	-	-	1,021
Select Harvests Ltd.	10,532	-	-	442	7,099
Senshu Electric Co. Ltd.	15,436	-	-	395	13,236
Sewon Precision Industries Co. Ltd.	5,628	15	-	-	4,842
Shibaura Electronics Co. Ltd.	16,372	-	-	305	12,591
Shinsegae Engineering & Construction Co. Ltd.	4,474	-	-	113	3,630
ShoLodge, Inc.	5	-	-	-	50
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Sigmatron International, Inc.	$ 1,833	$ -	$ -	$ -	$ 1,333
SinoCom Software Group Ltd.	6,744	3,069	15,419	491	-
Sinwa Ltd.	2,616	194	-	87	2,202
SJM Co. Ltd.	6,636	709	-	183	8,806
SJM Holdings Co. Ltd.	4,931	-	-	144	4,262
SMART Modular Technologies (WWH), Inc.	55,800	-	57,350	-	-
Societe Pour L'Informatique Industrielle SA	9,566	1,604	-	74	6,856
Softbank Technology Corp.	5,796	24	3,680	157	-
Soken Chemical & Engineer Co. Ltd.	8,671	-	-	315	7,266
Sonic Corp.	65,944	526	-	-	61,613
Span-America Medical System, Inc.	4,167	-	-	123	4,588
Sporton International, Inc.	15,308	3,044	-	-	18,198
Sportscene Group, Inc. Class A	4,019	-	-	102	3,195
Stanley Furniture Co., Inc.	5,326	-	-	-	5,275
Stantec, Inc.	74,103	1,085	7,328	637	68,947
Steiner Leisure Ltd.	80,223	-	-	-	68,805
Step Co. Ltd.	8,088	571	-	281	9,589
Sterling Construction Co., Inc.	5,134	12,746	10	-	16,186
Strattec Security Corp.	8,432	-	-	132	7,428
Strongco Corp.	5,688	-	-	-	5,419
Sun Hing Vision Group Holdings Ltd.	10,136	-	-	624	8,057
Sunjin Co. Ltd.	6,946	-	-	29	5,649
Sunjin Holdings Co. Ltd.	3,305	-	-	-	2,481
Super Micro Computer, Inc.	31,005	8,806	961	-	34,918
SUPERVALU, Inc.	116,100	13,605	26,041	4,681	-
SWORD Group	14,172	-	-	461	8,397
Syneron Medical Ltd.	29,694	-	21,095	-	-
SYNNEX Corp.	99,078	207	-	-	118,574
T&K Toka Co. Ltd.	9,277	1,381	-	212	10,425
Teems, Inc.	1,452	-	-	18	1,221
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Telechips, Inc.	$ 5,754	$ -	$ -	$ 61	$ 4,200
Tempur-Pedic International, Inc.	-	94,215	-	-	121,111
The Pack Corp.	28,502	3,779	-	996	33,722
The PMI Group, Inc.	12,388	-	4,022	-	-
Theragenics Corp.	5,651	-	1,417	-	4,838
TKH Group NV unit	87,073	-	-	2,431	60,628
Tohoku Steel Co. Ltd.	7,344	1,873	-	128	8,672
Token Corp.	37,939	1,821	-	915	45,816
Tokyo Kisen Co. Ltd.	6,756	-	-	168	5,411
Tokyo Tekko Co. Ltd.	12,970	-	-	369	14,707
Tomen Devices Corp.	13,970	3,418	-	347	16,632
Tomen Electronics Corp.	19,449	-	-	689	19,648
Total Energy Services, Inc.	40,821	-	-	377	35,399
Total System Services, Inc.	214,015	-	172,105	2,455	-
Tow Co. Ltd.	7,055	-	-	462	7,884
Trancom Co. Ltd.	21,865	-	-	520	21,122
Trifast PLC	3,532	-	1,657	17	-
Trio-Tech International	1,145	-	-	-	458
Triple-S Management Corp.	42,228	-	-	-	35,670
Tsukui Corp.	4,454	5,241	1,727	92	-
Tuesday Morning Corp.	18,536	-	-	-	21,812
Tungtex Holdings Co. Ltd.	3,613	-	-	176	2,156
UANGEL Corp.	3,887	-	-	130	5,211
UKC Holdings Corp.	16,727	-	-	615	19,138
Uni-Select, Inc.	55,086	263	-	841	55,168
Unit Corp.	228,038	9,088	-	-	161,790
United Stationers, Inc.	78,028	-	-	1,264	61,299
Universal Security Instruments, Inc.	1,575	-	-	-	1,158
Unum Group	387,801	1,901	-	7,089	302,240
Up, Inc.	5,769	-	9,661	-	-
US 1 Industries, Inc.	1,907	-	1,948	-	-
USS Co. Ltd.	159,553	-	-	5,663	215,233
Utah Medical Products, Inc.	11,070	-	-	419	14,845
Varitronix International Ltd.	10,543	-	-	562	5,490
Venture Corp. Ltd.	150,513	-	30,359	9,760	109,238
VSE Corp.	3,524	9,023	-	77	12,116
VST Holdings Ltd.	22,684	3,097	-	1,056	16,514
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
W&T Offshore, Inc.	$ 108,403	$ 7,918	$ -	$ 3,480	$ 84,130
Watts Co. Ltd.	3,480	3,978	-	99	8,097
Whanin Pharmaceutical Co. Ltd.	14,590	-	-	336	10,495
Win International Co., Ltd.	6,882	3,437	-	251	9,504
Winland Electronics, Inc.	189	-	50	-	134
Wireless Telecom Group, Inc.	1,414	-	558	-	1,625
Workman Co. Ltd.	39,334	-	-	1,038	36,077
XAC Automation Corp.	10,612	-	-	630	8,756
Xyratex Ltd.	29,571	-	15,998	754	23,660
YBM Sisa.com, Inc.	6,470	-	-	274	5,117
Yip's Chemical Holdings Ltd.	36,118	-	-	957	20,149
Young Innovations, Inc.	21,735	-	6,682	870	20,238
Young Poong Precision Corp.	-	10,695	-	-	9,219
Youngone Holdings Co. Ltd.	40,886	-	-	335	49,298
Yusen Logistics Co. Ltd.	67,520	-	-	984	48,109
Yutaka Giken Co. Ltd.	36,066	-	-	604	28,795
Total	$ 16,646,041	$ 1,781,020	$ 2,742,607	$ 333,472	$ 14,515,543
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,790,047	$ 7,668,173	$ 1,120,936	$ 938
Consumer Staples	2,757,890	2,306,410	451,480	-
Energy	1,832,920	1,378,575	454,345	-
Financials	2,660,518	2,345,554	314,180	784
Health Care	4,304,405	4,207,600	96,805	-
Industrials	2,899,869	2,503,785	377,886	18,198
Information Technology	6,434,402	6,238,116	196,286	-
Materials	1,223,741	1,010,237	213,504	-
Telecommunication Services	98,612	98,153	459	-
Utilities	65,227	53,744	11,483	-
Corporate Bonds	16,580	-	16,580	-
Money Market Funds	2,461,408	2,461,408	-	-
Total Investments in Securities:	$ 33,545,619	$ 30,271,755	$ 3,253,944	$ 19,920

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 2,452,654
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	59.3%
Japan	7.9%
Canada	6.2%
United Kingdom	4.4%
Ireland	4.1%
Bermuda	2.8%
Netherlands	2.1%
Taiwan	1.8%
Korea (South)	1.6%
Italy	1.4%
Norway	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $522,643) - See accompanying schedule: Unaffiliated issuers (cost $11,701,037)	$ 16,568,668
Fidelity Central Funds (cost $2,461,408)	2,461,408
Other affiliated issuers (cost $10,764,018)	14,515,543
Total Investments (cost $24,926,463)		$ 33,545,619
Cash		865
Foreign currency held at value (cost $569)		569
Receivable for investments sold		35,552
Receivable for fund shares sold		30,556
Dividends receivable		36,443
Interest receivable		372
Distributions receivable from Fidelity Central Funds		2,328
Other receivables		1,300
Total assets		33,653,604

Liabilities
Payable for investments purchased	$ 58,213
Payable for fund shares redeemed	48,488
Accrued management fee	17,407
Other affiliated payables	3,865
Other payables and accrued expenses	1,843
Collateral on securities loaned, at value	540,392
Total liabilities		670,208

Net Assets		$ 32,983,396
Net Assets consist of:
Paid in capital		$ 22,828,937
Undistributed net investment income		191,714
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,343,798
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,618,947
Net Assets		$ 32,983,396

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2012

Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($22,998,649 ÷ 597,077 shares)	$ 38.52

Class K: Net Asset Value, offering price and redemption price per share ($9,984,747 ÷ 259,231 shares)	$ 38.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2012

Investment Income
Dividends (including $333,472 earned from other affiliated issuers)		$ 606,742
Interest		1,849
Income from Fidelity Central Funds		13,469
Total income		622,060

Expenses
Management fee Basic fee	$ 200,966
Performance adjustment	28,690
Transfer agent fees	46,121
Accounting and security lending fees	2,203
Custodian fees and expenses	2,122
Independent trustees' compensation	220
Registration fees	389
Audit	232
Legal	113
Miscellaneous	345
Total expenses before reductions	281,401
Expense reductions	(660)	280,741
Net investment income (loss)		341,319
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $133)	785,352
Other affiliated issuers	699,021
Foreign currency transactions	(548)
Total net realized gain (loss)		1,483,825
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $137)	(1,354,656)
Assets and liabilities in foreign currencies	(288)
Total change in net unrealized appreciation (depreciation)		(1,354,944)
Net gain (loss)		128,881
Net increase (decrease) in net assets resulting from operations		$ 470,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 341,319	$ 209,976
Net realized gain (loss)	1,483,825	2,284,334
Change in net unrealized appreciation (depreciation)	(1,354,944)	4,196,298
Net increase (decrease) in net assets resulting from operations	470,200	6,690,608
Distributions to shareholders from net investment income	(253,207)	(140,567)
Distributions to shareholders from net realized gain	(1,872,594)	(6,923)
Total distributions	(2,125,801)	(147,490)
Share transactions - net increase (decrease)	(158,107)	(647,733)
Redemption fees	3,844	3,237
Total increase (decrease) in net assets	(1,809,864)	5,898,622

Net Assets
Beginning of period	34,793,260	28,894,638
End of period (including undistributed net investment income of $191,714 and undistributed net investment income of $119,365, respectively)	$ 32,983,396	$ 34,793,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 40.67	$ 33.07	$ 28.20	$ 37.19	$ 45.38
Income from Investment Operations
Net investment income (loss) B	.37	.23	.07	.17	.28
Net realized and unrealized gain (loss)	(.03) E	7.53	5.00	(4.88)	(4.72)
Total from investment operations	.34	7.76	5.07	(4.71)	(4.44)
Distributions from net investment income	(.28)	(.15)	(.12)	(.17)	(.57)
Distributions from net realized gain	(2.21)	(.01)	(.08)	(4.11)	(3.18)
Total distributions	(2.49)	(.16)	(.20)	(4.28)	(3.75)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.52	$ 40.67	$ 33.07	$ 28.20	$ 37.19
Total Return A	1.68%	23.53%	18.06%	(13.90)%	(10.50)%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.83%	.99%	.99%	.99%
Expenses net of fee waivers, if any	.88%	.83%	.99%	.99%	.99%
Expenses net of all reductions	.88%	.83%	.99%	.98%	.98%
Net investment income (loss)	1.00%	.61%	.21%	.67%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 22,999	$ 26,762	$ 24,538	$ 21,792	$ 29,044
Portfolio turnover rate D	19%	15%	20%	31%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.67	$ 33.11	$ 28.22	$ 37.20	$ 40.45
Income from Investment Operations
Net investment income (loss) D	.42	.28	.11	.20	.08
Net realized and unrealized gain (loss)	(.03) G	7.51	5.01	(4.86)	(3.33)
Total from investment operations	.39	7.79	5.12	(4.66)	(3.25)
Distributions from net investment income	(.33)	(.23)	(.15)	(.21)	-
Distributions from net realized gain	(2.21)	(.01)	(.08)	(4.11)	-
Total distributions	(2.54)	(.23) K	(.23)	(4.32)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 38.52	$ 40.67	$ 33.11	$ 28.22	$ 37.20
Total Return B, C	1.83%	23.66%	18.23%	(13.74)%	(8.03)%
Ratios to Average Net Assets E, I
Expenses before reductions	.76%	.71%	.85%	.81%	.88% A
Expenses net of fee waivers, if any	.76%	.71%	.85%	.81%	.88% A
Expenses net of all reductions	.76%	.70%	.85%	.81%	.88% A
Net investment income (loss)	1.12%	.74%	.35%	.84%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,984,747	$ 8,031,286	$ 4,356,602	$ 2,278,591	$ 92
Portfolio turnover rate F	19%	15%	20%	31%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.23 per share is comprised of distributions from net investment income of $.226 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are

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3. Significant Accounting Policies - continued

Security Valuation - continued

limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,705,394
Gross unrealized depreciation	(3,113,416)
Net unrealized appreciation (depreciation) on securities and other investments	$ 8,591,978

Tax Cost	$ 24,953,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 190,845
Undistributed long-term capital gain	$ 1,372,711
Net unrealized appreciation (depreciation)	$ 8,591,630

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 253,207	$ 147,490
Long-term Capital Gains	1,872,594	-
Total	$ 2,125,801	$ 147,490

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,912,622 and $6,104,223, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Low-Priced Stock	$ 41,577.17
Class K	4,544.05
	$ 46,121

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $265 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $13,716. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,040, including $109 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $657 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Low-Priced Stock	$ 181,791	$ 106,681
Class K	71,416	33,886
Total	$ 253,207	$ 140,567
From net realized gain
Low-Priced Stock	$ 1,427,190	$ 5,786
Class K	445,404	1,137
Total	$ 1,872,594	$ 6,923

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Low-Priced Stock
Shares sold	90,208	122,747	$ 3,389,719	$ 4,703,222
Reinvestment of distributions	45,341	3,037	1,537,943	107,626
Shares redeemed	(196,560)	(209,735)	(7,327,114)	(7,973,181)
Net increase (decrease)	(61,011)	(83,951)	$ (2,399,452)	$ (3,162,333)
Class K
Shares sold	104,192	105,164	$ 3,892,850	$ 4,035,533
Reinvestment of distributions	15,233	997	516,820	35,023
Shares redeemed	(57,652)	(40,297)	(2,168,325)	(1,555,956)
Net increase (decrease)	61,773	65,864	$ 2,241,345	$ 2,514,600

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow, and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d., and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/10/12	9/07/12	$0.247	$1.616

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2012, $1,401,389,965, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 53% and 65% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there were portfolio management changes for the fund in January 2012 and September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Management
(Hong Kong) Limited

Fidelity Research & Management
(Japan.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LPS-K-UANN-0912
1.863394.103

Fidelity®

Value Discovery

Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® Value Discovery Fund	5.43%	-1.48%	7.58%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Sean Gavin, Portfolio Manager of Fidelity® Value Discovery Fund: For the year, the fund's Retail Class shares gained 5.43%, lagging the 7.09% advance of the Russell 3000® Value Index. Relative to the index, the fund was hurt by unfavorable positioning in telecommunication services, real estate, insurance and health care, an underweighting in utilities and stock selection in semiconductors/semiconductor equipment. Detractors included untimely ownership of telecom companies and index components AT&T, Sprint Nextel and Verizon Communications; not owning semiconductor manufacturer and index component Intel; investments in computer networking giant Cisco Systems and Green Mountain Coffee Roasters; untimely ownership of oil/gas refining and marketing company HollyFrontier; and holding underperforming computer and printer manufacturer and index member Hewlett-Packard. On the plus side, the fund was helped by an overweighting in consumer discretionary and an underweighting in diversified financials. Contributions came from an out-of-benchmark position in pharmaceutical company Pharmasset, not owning index component Bank of America, and investments in media company Comcast, consumer electronics giant Apple, Minneapolis-based U.S. Bancorp and biotechnology company Amgen. Some of the stocks mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Fidelity Value Discovery	.81%
Actual		$ 1,000.00	$ 1,051.10	$ 4.13
Hypothetical A		$ 1,000.00	$ 1,020.84	$ 4.07
Class K	.64%
Actual		$ 1,000.00	$ 1,051.90	$ 3.27
Hypothetical A		$ 1,000.00	$ 1,021.68	$ 3.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.7	3.8
Berkshire Hathaway, Inc. Class B	3.7	2.7
Exxon Mobil Corp.	3.6	2.5
Wells Fargo & Co.	2.8	2.4
U.S. Bancorp	2.3	2.0
JPMorgan Chase & Co.	2.3	2.6
Merck & Co., Inc.	2.2	2.0
Comcast Corp. Class A	2.2	1.6
Cisco Systems, Inc.	1.7	2.0
CVS Caremark Corp.	1.6	1.2
	27.1
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	24.3
Health Care	14.1	14.7
Energy	12.6	11.4
Consumer Discretionary	11.3	10.2
Information Technology	11.1	12.4
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 97.0%		Stocks 98.4%
	Convertible Securities 0.3%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	13.4%	** Foreign investments	12.2%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Diversified Consumer Services - 0.5%
Steiner Leisure Ltd. (a)	52,200	$ 2,176,740
Media - 7.1%
Comcast Corp. Class A	308,850	10,053,068
John Wiley & Sons, Inc. Class A	97,285	4,635,630
McGraw-Hill Companies, Inc.	72,400	3,399,904
The Walt Disney Co.	87,671	4,308,153
Time Warner Cable, Inc.	73,243	6,220,528
Viacom, Inc. Class B (non-vtg.)	94,800	4,428,108
		33,045,391
Multiline Retail - 1.9%
Kohl's Corp.	72,100	3,584,812
Target Corp.	90,300	5,476,695
		9,061,507
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	80,400	5,640,060
Best Buy Co., Inc.	107,200	1,939,248
		7,579,308
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	19,300	952,069
TOTAL CONSUMER DISCRETIONARY		52,815,015
CONSUMER STAPLES - 10.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV ADR	33,556	2,658,306
PepsiCo, Inc.	24,600	1,789,158
SABMiller PLC	53,300	2,303,926
		6,751,390
Food & Staples Retailing - 2.4%
CVS Caremark Corp.	161,000	7,285,250
Walgreen Co.	106,600	3,875,976
		11,161,226
Food Products - 1.8%
The J.M. Smucker Co.	61,800	4,746,240
Unilever NV (NY Reg.)	98,455	3,411,466
		8,157,706
Household Products - 3.2%
Colgate-Palmolive Co.	28,871	3,099,591
Kimberly-Clark Corp.	21,494	1,868,044
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	103,000	$ 6,647,620
Reckitt Benckiser Group PLC	64,300	3,535,503
		15,150,758
Tobacco - 1.8%
British American Tobacco PLC sponsored ADR	46,500	4,929,465
Lorillard, Inc.	25,100	3,228,864
		8,158,329
TOTAL CONSUMER STAPLES		49,379,409
ENERGY - 12.6%
Energy Equipment & Services - 1.5%
National Oilwell Varco, Inc.	61,300	4,431,990
Transocean Ltd. (United States)	53,235	2,492,995
		6,924,985
Oil, Gas & Consumable Fuels - 11.1%
BP PLC sponsored ADR	136,200	5,434,380
Chevron Corp.	199,781	21,891,999
Exxon Mobil Corp.	196,400	17,057,340
Royal Dutch Shell PLC Class A sponsored ADR	83,230	5,676,286
Scorpio Tankers, Inc. (a)	282,900	1,700,229
		51,760,234
TOTAL ENERGY		58,685,219
FINANCIALS - 22.5%
Capital Markets - 2.2%
Bank of New York Mellon Corp.	244,000	5,192,320
State Street Corp.	124,400	5,023,272
		10,215,592
Commercial Banks - 6.1%
CIT Group, Inc. (a)	1,330	48,572
PNC Financial Services Group, Inc.	77,500	4,580,250
U.S. Bancorp	322,300	10,797,050
Wells Fargo & Co.	381,594	12,901,693
		28,327,565
Consumer Finance - 1.1%
Capital One Financial Corp.	94,400	5,332,656
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 3.0%
JPMorgan Chase & Co.	292,598	$ 10,533,528
Moody's Corp.	81,465	3,301,776
		13,835,304
Insurance - 7.2%
ACE Ltd.	33,100	2,432,850
AFLAC, Inc.	125,624	5,499,819
Aon PLC	95,100	4,678,920
Berkshire Hathaway, Inc. Class B (a)	204,013	17,308,463
Brasil Insurance Participacoes e Administracao SA	169,200	1,498,624
MetLife, Inc.	69,310	2,132,669
		33,551,345
Real Estate Investment Trusts - 2.3%
CBL & Associates Properties, Inc.	188,197	3,713,127
Public Storage	24,400	3,634,380
Rayonier, Inc.	70,300	3,352,607
		10,700,114
Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	484,100	3,074,035
TOTAL FINANCIALS		105,036,611
HEALTH CARE - 14.1%
Biotechnology - 0.8%
Amgen, Inc.	47,591	3,931,017
Health Care Equipment & Supplies - 1.9%
Covidien PLC	99,300	5,548,884
Stryker Corp.	67,100	3,491,213
		9,040,097
Health Care Providers & Services - 5.5%
Aetna, Inc.	66,000	2,379,960
Express Scripts Holding Co. (a)	43,500	2,520,390
Humana, Inc.	31,600	1,946,560
Laboratory Corp. of America Holdings (a)	45,700	3,842,913
McKesson Corp.	45,932	4,167,410
UnitedHealth Group, Inc.	135,800	6,938,022
WellPoint, Inc.	72,100	3,842,209
		25,637,464
Pharmaceuticals - 5.9%
Endo Pharmaceuticals Holdings, Inc. (a)	39,521	1,174,959
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
GlaxoSmithKline PLC sponsored ADR	114,939	$ 5,287,194
Johnson & Johnson	30,456	2,108,164
Merck & Co., Inc.	235,010	10,380,392
Pfizer, Inc.	173,867	4,179,763
Sanofi SA sponsored ADR	102,270	4,156,253
		27,286,725
TOTAL HEALTH CARE		65,895,303
INDUSTRIALS - 6.6%
Aerospace & Defense - 0.8%
United Technologies Corp.	49,085	3,653,887
Electrical Equipment - 0.5%
Emerson Electric Co.	49,540	2,366,526
Industrial Conglomerates - 2.9%
3M Co.	67,000	6,112,410
Danaher Corp.	44,300	2,339,483
General Electric Co.	249,852	5,184,429
		13,636,322
Machinery - 0.7%
Stanley Black & Decker, Inc.	47,000	3,143,830
Marine - 0.6%
Kirby Corp. (a)	55,797	2,944,408
Professional Services - 1.1%
Dun & Bradstreet Corp.	49,365	3,958,579
Nielsen Holdings B.V. (a)	33,100	943,350
		4,901,929
TOTAL INDUSTRIALS		30,646,902
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 2.5%
Cisco Systems, Inc.	508,000	8,102,600
Motorola Solutions, Inc.	76,700	3,707,678
		11,810,278
Computers & Peripherals - 1.9%
Apple, Inc.	4,000	2,443,040
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	92,500	$ 2,424,425
Hewlett-Packard Co.	211,999	3,866,862
		8,734,327
IT Services - 4.5%
Amdocs Ltd.	84,900	2,525,775
Fiserv, Inc. (a)	73,200	5,133,516
IBM Corp.	13,400	2,626,132
MasterCard, Inc. Class A	8,379	3,658,020
Teletech Holdings, Inc. (a)	154,700	2,546,362
Visa, Inc. Class A	32,700	4,220,589
		20,710,394
Semiconductors & Semiconductor Equipment - 0.6%
Texas Instruments, Inc.	106,500	2,901,060
Software - 1.6%
Microsoft Corp.	122,724	3,616,676
Oracle Corp.	122,383	3,695,967
		7,312,643
TOTAL INFORMATION TECHNOLOGY		51,468,702
MATERIALS - 2.4%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	51,400	4,134,102
Sigma Aldrich Corp.	46,400	3,210,880
		7,344,982
Containers & Packaging - 0.8%
Ball Corp.	90,400	3,757,024
TOTAL MATERIALS		11,102,006
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	92,196	3,829,822
UTILITIES - 5.0%
Electric Utilities - 5.0%
American Electric Power Co., Inc.	101,100	4,270,464
Duke Energy Corp.	72,234	4,896,021
Edison International	105,100	4,853,518
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	71,400	$ 5,062,260
PPL Corp.	147,879	4,273,703
		23,355,966
TOTAL COMMON STOCKS (Cost $415,486,135)		452,214,955
Convertible Bonds - 0.3%
Principal Amount
INDUSTRIALS - 0.3%
Marine - 0.3%
DryShips, Inc. 5% 12/1/14 (Cost $1,325,204)	$ 1,720,000	1,315,800
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.17% (b) (Cost $14,074,531)	14,074,531	14,074,531
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $430,885,870)		467,605,286
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,312,845)
NET ASSETS - 100%		$ 466,292,441
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,047
Fidelity Securities Lending Cash Central Fund	53,360
Total	$ 63,407
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 52,815,015	$ 52,815,015	$ -	$ -
Consumer Staples	49,379,409	49,379,409	-	-
Energy	58,685,219	58,685,219	-	-
Financials	105,036,611	105,036,611	-	-
Health Care	65,895,303	65,895,303	-	-
Industrials	30,646,902	30,646,902	-	-
Information Technology	51,468,702	51,468,702	-	-
Materials	11,102,006	11,102,006	-	-
Telecommunication Services	3,829,822	3,829,822	-	-
Utilities	23,355,966	23,355,966	-	-
Corporate Bonds	1,315,800	-	1,315,800	-
Money Market Funds	14,074,531	14,074,531	-	-
Total Investments in Securities:	$ 467,605,286	$ 466,289,486	$ 1,315,800	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.6%
United Kingdom	6.8%
Ireland	1.2%
Switzerland	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $416,811,339)	$ 453,530,755
Fidelity Central Funds (cost $14,074,531)	14,074,531
Total Investments (cost $430,885,870)		$ 467,605,286
Receivable for investments sold		943,286
Receivable for fund shares sold		97,658
Dividends receivable		293,145
Interest receivable		14,333
Distributions receivable from Fidelity Central Funds		2,367
Other receivables		3,916
Total assets		468,959,991

Liabilities
Payable for investments purchased	$ 1,918,396
Payable for fund shares redeemed	448,861
Accrued management fee	163,862
Other affiliated payables	99,026
Other payables and accrued expenses	37,405
Total liabilities		2,667,550

Net Assets		$ 466,292,441
Net Assets consist of:
Paid in capital		$ 621,730,534
Undistributed net investment income		4,004,704
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(196,161,486)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,718,689
Net Assets		$ 466,292,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2012

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($412,498,910 ÷ 26,410,517 shares)	$ 15.62

Class K: Net Asset Value, offering price and redemption price per share ($53,793,531 ÷ 3,443,238 shares)	$ 15.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 11,448,695
Interest		114,037
Income from Fidelity Central Funds		63,407
Total income		11,626,139

Expenses
Management fee Basic fee	$ 2,747,681
Performance adjustment	40,269
Transfer agent fees	1,106,422
Accounting and security lending fees	191,840
Custodian fees and expenses	18,186
Independent trustees' compensation	3,294
Registration fees	36,500
Audit	46,617
Legal	2,989
Interest	181
Miscellaneous	5,705
Total expenses before reductions	4,199,684
Expense reductions	(2,742)	4,196,942
Net investment income (loss)		7,429,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,327,069
Foreign currency transactions	666
Total net realized gain (loss)		49,327,735
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,012,763)
Assets and liabilities in foreign currencies	(2,725)
Total change in net unrealized appreciation (depreciation)		(37,015,488)
Net gain (loss)		12,312,247
Net increase (decrease) in net assets resulting from operations		$ 19,741,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,429,197	$ 5,653,470
Net realized gain (loss)	49,327,735	44,832,485
Change in net unrealized appreciation (depreciation)	(37,015,488)	56,048,432
Net increase (decrease) in net assets resulting from operations	19,741,444	106,534,387
Distributions to shareholders from net investment income	(5,624,834)	(8,952,572)
Share transactions - net increase (decrease)	(130,031,025)	(152,518,773)
Total increase (decrease) in net assets	(115,914,415)	(54,936,958)

Net Assets
Beginning of period	582,206,856	637,143,814
End of period (including undistributed net investment income of $4,004,704 and undistributed net investment income of $2,302,418, respectively)	$ 466,292,441	$ 582,206,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 12.91	$ 11.58	$ 15.12	$ 18.94
Income from Investment Operations
Net investment income (loss)B	.22	.13	.14 E	.17	.19
Net realized and unrealized gain (loss)	.57	2.13	1.31	(3.51)	(2.79)
Total from investment operations	.79	2.26	1.45	(3.34)	(2.60)
Distributions from net investment income	(.15)	(.19)	(.12)	(.18)	(.12)
Distributions from net realized gain	-	-	-	(.02)	(1.10)
Total distributions	(.15)	(.19)	(.12)	(.20)	(1.22)
Net asset value, end of period	$ 15.62	$ 14.98	$ 12.91	$ 11.58	$ 15.12
Total Return A	5.43%	17.69%	12.60%	(22.14)%	(14.66)%
Ratios to Average Net Assets C,F
Expenses before reductions	.87%	.80%	.96%	.93%	.94%
Expenses net of fee waivers, if any	.87%	.80%	.96%	.93%	.94%
Expenses net of all reductions	.87%	.79%	.95%	.92%	.94%
Net investment income (loss)	1.49%	.88%	1.10% E	1.61%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 412,499	$ 540,644	$ 598,561	$ 642,054	$ 1,015,200
Portfolio turnover rate D	92%	59%	116%	165%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 12.92	$ 11.59	$ 15.12	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.25	.15	.17 G	.18	.05
Net realized and unrealized gain (loss)	.56	2.14	1.31	(3.49)	(1.80)
Total from investment operations	.81	2.29	1.48	(3.31)	(1.75)
Distributions from net investment income	(.18)	(.22)	(.15)	(.20)	-
Distributions from net realized gain	-	-	-	(.02)	-
Total distributions	(.18)	(.22)	(.15)	(.22)	-
Net asset value, end of period	$ 15.62	$ 14.99	$ 12.92	$ 11.59	$ 15.12
Total Return B,C	5.59%	17.93%	12.84%	(21.94)%	(10.37)%
Ratios to Average Net Assets E,I
Expenses before reductions	.68%	.61%	.75%	.69%	.79% A
Expenses net of fee waivers, if any	.68%	.61%	.75%	.69%	.79% A
Expenses net of all reductions	.68%	.60%	.74%	.69%	.79% A
Net investment income (loss)	1.68%	1.07%	1.31% G	1.84%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,794	$ 41,562	$ 38,583	$ 30,957	$ 90
Portfolio turnover rate F	92%	59%	116%	165%	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Value Discovery and Class K Shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships capital loss carryfowards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 47,822,541
Gross unrealized depreciation	(14,517,428)
Net unrealized appreciation (depreciation) on securities and other investments	$ 33,305,113

Tax Cost	$ 434,300,173

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,935,099
Capital loss carryforward	$ (192,677,578)
Net unrealized appreciation (depreciation)	$ 33,304,386

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (94,701,798)
2018	(97,975,780)
Total capital loss carryforward	$ (192,677,578)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 5,624,834	$ 8,952,572

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $448,731,326 and $590,319,005, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Value Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Value Discovery	$ 1,082,773.24
Class K	23,649.05
	$ 1,106,422

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,384 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,425 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,360, including $105 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,742 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Fidelity Value Discovery	$ 5,098,642	$ 8,319,770
Class K	526,192	632,802
Total	$ 5,624,834	$ 8,952,572

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Fidelity Value Discovery
Shares sold	1,704,034	2,420,570	$ 24,420,894	$ 35,246,939
Reinvestment of distributions	359,001	599,234	4,866,826	7,919,387
Shares redeemed	(11,736,480)	(13,309,045)	(169,104,832)	(192,647,253)
Net increase (decrease)	(9,673,445)	(10,289,241)	$ (139,817,112)	$ (149,480,927)
Class K
Shares sold	1,694,361	741,019	$ 25,074,422	$ 10,784,431
Reinvestment of distributions	38,842	47,828	526,192	632,771
Shares redeemed	(1,062,295)	(1,003,108)	(15,814,527)	(14,455,048)
Net increase (decrease)	670,908	(214,261)	$ 9,786,087	$ (3,037,846)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, and Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Value Discovery fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Value Discovery fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FVD-UANN-0912
1.789714.109

Fidelity®

Value Discovery

Fund-

Class K

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class K B	5.59%	-1.31%	7.68%

A From December 10, 2002.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Value Discovery Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund - Class K on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Sean Gavin, Portfolio Manager of Fidelity® Value Discovery Fund: For the year, the fund's Class K shares gained 5.59%, lagging the 7.09% advance of the Russell 3000® Value Index. Relative to the index, the fund was hurt by unfavorable positioning in telecommunication services, real estate, insurance and health care, an underweighting in utilities and stock selection in semiconductors/semiconductor equipment. Detractors included untimely ownership of telecom companies and index components AT&T, Sprint Nextel and Verizon; not owning semiconductor manufacturer and index component Intel; investments in computer networking giant Cisco Systems and Green Mountain Coffee Roasters; untimely ownership of oil/gas refining and marketing company HollyFrontier; and holding underperforming computer company and index member Hewlett-Packard. On the plus side, the fund was helped by an overweighting in consumer discretionary and an underweighting in diversified financials. Contributions came from an out-of-benchmark position in pharmaceutical company Pharmasset, not owning index component Bank of America, and investments in media company Comcast, consumer electronics giant Apple, Minneapolis-based U.S. Bancorp and biotechnology company Amgen. Some of the stocks mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Fidelity Value Discovery	.81%
Actual		$ 1,000.00	$ 1,051.10	$ 4.13
Hypothetical A		$ 1,000.00	$ 1,020.84	$ 4.07
Class K	.64%
Actual		$ 1,000.00	$ 1,051.90	$ 3.27
Hypothetical A		$ 1,000.00	$ 1,021.68	$ 3.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.7	3.8
Berkshire Hathaway, Inc. Class B	3.7	2.7
Exxon Mobil Corp.	3.6	2.5
Wells Fargo & Co.	2.8	2.4
U.S. Bancorp	2.3	2.0
JPMorgan Chase & Co.	2.3	2.6
Merck & Co., Inc.	2.2	2.0
Comcast Corp. Class A	2.2	1.6
Cisco Systems, Inc.	1.7	2.0
CVS Caremark Corp.	1.6	1.2
	27.1
Top Five Market Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	24.3
Health Care	14.1	14.7
Energy	12.6	11.4
Consumer Discretionary	11.3	10.2
Information Technology	11.1	12.4
Asset Allocation (% of fund's net assets)
As of July 31, 2012*		As of January 31, 2012**
	Stocks 97.0%		Stocks 98.4%
	Convertible Securities 0.3%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	13.4%	** Foreign investments	12.2%

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Diversified Consumer Services - 0.5%
Steiner Leisure Ltd. (a)	52,200	$ 2,176,740
Media - 7.1%
Comcast Corp. Class A	308,850	10,053,068
John Wiley & Sons, Inc. Class A	97,285	4,635,630
McGraw-Hill Companies, Inc.	72,400	3,399,904
The Walt Disney Co.	87,671	4,308,153
Time Warner Cable, Inc.	73,243	6,220,528
Viacom, Inc. Class B (non-vtg.)	94,800	4,428,108
		33,045,391
Multiline Retail - 1.9%
Kohl's Corp.	72,100	3,584,812
Target Corp.	90,300	5,476,695
		9,061,507
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	80,400	5,640,060
Best Buy Co., Inc.	107,200	1,939,248
		7,579,308
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	19,300	952,069
TOTAL CONSUMER DISCRETIONARY		52,815,015
CONSUMER STAPLES - 10.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV ADR	33,556	2,658,306
PepsiCo, Inc.	24,600	1,789,158
SABMiller PLC	53,300	2,303,926
		6,751,390
Food & Staples Retailing - 2.4%
CVS Caremark Corp.	161,000	7,285,250
Walgreen Co.	106,600	3,875,976
		11,161,226
Food Products - 1.8%
The J.M. Smucker Co.	61,800	4,746,240
Unilever NV (NY Reg.)	98,455	3,411,466
		8,157,706
Household Products - 3.2%
Colgate-Palmolive Co.	28,871	3,099,591
Kimberly-Clark Corp.	21,494	1,868,044
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	103,000	$ 6,647,620
Reckitt Benckiser Group PLC	64,300	3,535,503
		15,150,758
Tobacco - 1.8%
British American Tobacco PLC sponsored ADR	46,500	4,929,465
Lorillard, Inc.	25,100	3,228,864
		8,158,329
TOTAL CONSUMER STAPLES		49,379,409
ENERGY - 12.6%
Energy Equipment & Services - 1.5%
National Oilwell Varco, Inc.	61,300	4,431,990
Transocean Ltd. (United States)	53,235	2,492,995
		6,924,985
Oil, Gas & Consumable Fuels - 11.1%
BP PLC sponsored ADR	136,200	5,434,380
Chevron Corp.	199,781	21,891,999
Exxon Mobil Corp.	196,400	17,057,340
Royal Dutch Shell PLC Class A sponsored ADR	83,230	5,676,286
Scorpio Tankers, Inc. (a)	282,900	1,700,229
		51,760,234
TOTAL ENERGY		58,685,219
FINANCIALS - 22.5%
Capital Markets - 2.2%
Bank of New York Mellon Corp.	244,000	5,192,320
State Street Corp.	124,400	5,023,272
		10,215,592
Commercial Banks - 6.1%
CIT Group, Inc. (a)	1,330	48,572
PNC Financial Services Group, Inc.	77,500	4,580,250
U.S. Bancorp	322,300	10,797,050
Wells Fargo & Co.	381,594	12,901,693
		28,327,565
Consumer Finance - 1.1%
Capital One Financial Corp.	94,400	5,332,656
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 3.0%
JPMorgan Chase & Co.	292,598	$ 10,533,528
Moody's Corp.	81,465	3,301,776
		13,835,304
Insurance - 7.2%
ACE Ltd.	33,100	2,432,850
AFLAC, Inc.	125,624	5,499,819
Aon PLC	95,100	4,678,920
Berkshire Hathaway, Inc. Class B (a)	204,013	17,308,463
Brasil Insurance Participacoes e Administracao SA	169,200	1,498,624
MetLife, Inc.	69,310	2,132,669
		33,551,345
Real Estate Investment Trusts - 2.3%
CBL & Associates Properties, Inc.	188,197	3,713,127
Public Storage	24,400	3,634,380
Rayonier, Inc.	70,300	3,352,607
		10,700,114
Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	484,100	3,074,035
TOTAL FINANCIALS		105,036,611
HEALTH CARE - 14.1%
Biotechnology - 0.8%
Amgen, Inc.	47,591	3,931,017
Health Care Equipment & Supplies - 1.9%
Covidien PLC	99,300	5,548,884
Stryker Corp.	67,100	3,491,213
		9,040,097
Health Care Providers & Services - 5.5%
Aetna, Inc.	66,000	2,379,960
Express Scripts Holding Co. (a)	43,500	2,520,390
Humana, Inc.	31,600	1,946,560
Laboratory Corp. of America Holdings (a)	45,700	3,842,913
McKesson Corp.	45,932	4,167,410
UnitedHealth Group, Inc.	135,800	6,938,022
WellPoint, Inc.	72,100	3,842,209
		25,637,464
Pharmaceuticals - 5.9%
Endo Pharmaceuticals Holdings, Inc. (a)	39,521	1,174,959
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
GlaxoSmithKline PLC sponsored ADR	114,939	$ 5,287,194
Johnson & Johnson	30,456	2,108,164
Merck & Co., Inc.	235,010	10,380,392
Pfizer, Inc.	173,867	4,179,763
Sanofi SA sponsored ADR	102,270	4,156,253
		27,286,725
TOTAL HEALTH CARE		65,895,303
INDUSTRIALS - 6.6%
Aerospace & Defense - 0.8%
United Technologies Corp.	49,085	3,653,887
Electrical Equipment - 0.5%
Emerson Electric Co.	49,540	2,366,526
Industrial Conglomerates - 2.9%
3M Co.	67,000	6,112,410
Danaher Corp.	44,300	2,339,483
General Electric Co.	249,852	5,184,429
		13,636,322
Machinery - 0.7%
Stanley Black & Decker, Inc.	47,000	3,143,830
Marine - 0.6%
Kirby Corp. (a)	55,797	2,944,408
Professional Services - 1.1%
Dun & Bradstreet Corp.	49,365	3,958,579
Nielsen Holdings B.V. (a)	33,100	943,350
		4,901,929
TOTAL INDUSTRIALS		30,646,902
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 2.5%
Cisco Systems, Inc.	508,000	8,102,600
Motorola Solutions, Inc.	76,700	3,707,678
		11,810,278
Computers & Peripherals - 1.9%
Apple, Inc.	4,000	2,443,040
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	92,500	$ 2,424,425
Hewlett-Packard Co.	211,999	3,866,862
		8,734,327
IT Services - 4.5%
Amdocs Ltd.	84,900	2,525,775
Fiserv, Inc. (a)	73,200	5,133,516
IBM Corp.	13,400	2,626,132
MasterCard, Inc. Class A	8,379	3,658,020
Teletech Holdings, Inc. (a)	154,700	2,546,362
Visa, Inc. Class A	32,700	4,220,589
		20,710,394
Semiconductors & Semiconductor Equipment - 0.6%
Texas Instruments, Inc.	106,500	2,901,060
Software - 1.6%
Microsoft Corp.	122,724	3,616,676
Oracle Corp.	122,383	3,695,967
		7,312,643
TOTAL INFORMATION TECHNOLOGY		51,468,702
MATERIALS - 2.4%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	51,400	4,134,102
Sigma Aldrich Corp.	46,400	3,210,880
		7,344,982
Containers & Packaging - 0.8%
Ball Corp.	90,400	3,757,024
TOTAL MATERIALS		11,102,006
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	92,196	3,829,822
UTILITIES - 5.0%
Electric Utilities - 5.0%
American Electric Power Co., Inc.	101,100	4,270,464
Duke Energy Corp.	72,234	4,896,021
Edison International	105,100	4,853,518
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	71,400	$ 5,062,260
PPL Corp.	147,879	4,273,703
		23,355,966
TOTAL COMMON STOCKS (Cost $415,486,135)		452,214,955
Convertible Bonds - 0.3%
Principal Amount
INDUSTRIALS - 0.3%
Marine - 0.3%
DryShips, Inc. 5% 12/1/14 (Cost $1,325,204)	$ 1,720,000	1,315,800
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.17% (b) (Cost $14,074,531)	14,074,531	14,074,531
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $430,885,870)		467,605,286
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,312,845)
NET ASSETS - 100%		$ 466,292,441
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,047
Fidelity Securities Lending Cash Central Fund	53,360
Total	$ 63,407
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 52,815,015	$ 52,815,015	$ -	$ -
Consumer Staples	49,379,409	49,379,409	-	-
Energy	58,685,219	58,685,219	-	-
Financials	105,036,611	105,036,611	-	-
Health Care	65,895,303	65,895,303	-	-
Industrials	30,646,902	30,646,902	-	-
Information Technology	51,468,702	51,468,702	-	-
Materials	11,102,006	11,102,006	-	-
Telecommunication Services	3,829,822	3,829,822	-	-
Utilities	23,355,966	23,355,966	-	-
Corporate Bonds	1,315,800	-	1,315,800	-
Money Market Funds	14,074,531	14,074,531	-	-
Total Investments in Securities:	$ 467,605,286	$ 466,289,486	$ 1,315,800	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.6%
United Kingdom	6.8%
Ireland	1.2%
Switzerland	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $416,811,339)	$ 453,530,755
Fidelity Central Funds (cost $14,074,531)	14,074,531
Total Investments (cost $430,885,870)		$ 467,605,286
Receivable for investments sold		943,286
Receivable for fund shares sold		97,658
Dividends receivable		293,145
Interest receivable		14,333
Distributions receivable from Fidelity Central Funds		2,367
Other receivables		3,916
Total assets		468,959,991

Liabilities
Payable for investments purchased	$ 1,918,396
Payable for fund shares redeemed	448,861
Accrued management fee	163,862
Other affiliated payables	99,026
Other payables and accrued expenses	37,405
Total liabilities		2,667,550

Net Assets		$ 466,292,441
Net Assets consist of:
Paid in capital		$ 621,730,534
Undistributed net investment income		4,004,704
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(196,161,486)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,718,689
Net Assets		$ 466,292,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($412,498,910 ÷ 26,410,517 shares)	$ 15.62

Class K: Net Asset Value, offering price and redemption price per share ($53,793,531 ÷ 3,443,238 shares)	$ 15.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 11,448,695
Interest		114,037
Income from Fidelity Central Funds		63,407
Total income		11,626,139

Expenses
Management fee Basic fee	$ 2,747,681
Performance adjustment	40,269
Transfer agent fees	1,106,422
Accounting and security lending fees	191,840
Custodian fees and expenses	18,186
Independent trustees' compensation	3,294
Registration fees	36,500
Audit	46,617
Legal	2,989
Interest	181
Miscellaneous	5,705
Total expenses before reductions	4,199,684
Expense reductions	(2,742)	4,196,942
Net investment income (loss)		7,429,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,327,069
Foreign currency transactions	666
Total net realized gain (loss)		49,327,735
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,012,763)
Assets and liabilities in foreign currencies	(2,725)
Total change in net unrealized appreciation (depreciation)		(37,015,488)
Net gain (loss)		12,312,247
Net increase (decrease) in net assets resulting from operations		$ 19,741,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,429,197	$ 5,653,470
Net realized gain (loss)	49,327,735	44,832,485
Change in net unrealized appreciation (depreciation)	(37,015,488)	56,048,432
Net increase (decrease) in net assets resulting from operations	19,741,444	106,534,387
Distributions to shareholders from net investment income	(5,624,834)	(8,952,572)
Share transactions - net increase (decrease)	(130,031,025)	(152,518,773)
Total increase (decrease) in net assets	(115,914,415)	(54,936,958)

Net Assets
Beginning of period	582,206,856	637,143,814
End of period (including undistributed net investment income of $4,004,704 and undistributed net investment income of $2,302,418, respectively)	$ 466,292,441	$ 582,206,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 12.91	$ 11.58	$ 15.12	$ 18.94
Income from Investment Operations
Net investment income (loss)B	.22	.13	.14 E	.17	.19
Net realized and unrealized gain (loss)	.57	2.13	1.31	(3.51)	(2.79)
Total from investment operations	.79	2.26	1.45	(3.34)	(2.60)
Distributions from net investment income	(.15)	(.19)	(.12)	(.18)	(.12)
Distributions from net realized gain	-	-	-	(.02)	(1.10)
Total distributions	(.15)	(.19)	(.12)	(.20)	(1.22)
Net asset value, end of period	$ 15.62	$ 14.98	$ 12.91	$ 11.58	$ 15.12
Total Return A	5.43%	17.69%	12.60%	(22.14)%	(14.66)%
Ratios to Average Net Assets C,F
Expenses before reductions	.87%	.80%	.96%	.93%	.94%
Expenses net of fee waivers, if any	.87%	.80%	.96%	.93%	.94%
Expenses net of all reductions	.87%	.79%	.95%	.92%	.94%
Net investment income (loss)	1.49%	.88%	1.10% E	1.61%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 412,499	$ 540,644	$ 598,561	$ 642,054	$ 1,015,200
Portfolio turnover rate D	92%	59%	116%	165%	149%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 12.92	$ 11.59	$ 15.12	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.25	.15	.17 G	.18	.05
Net realized and unrealized gain (loss)	.56	2.14	1.31	(3.49)	(1.80)
Total from investment operations	.81	2.29	1.48	(3.31)	(1.75)
Distributions from net investment income	(.18)	(.22)	(.15)	(.20)	-
Distributions from net realized gain	-	-	-	(.02)	-
Total distributions	(.18)	(.22)	(.15)	(.22)	-
Net asset value, end of period	$ 15.62	$ 14.99	$ 12.92	$ 11.59	$ 15.12
Total Return B,C	5.59%	17.93%	12.84%	(21.94)%	(10.37)%
Ratios to Average Net Assets E,I
Expenses before reductions	.68%	.61%	.75%	.69%	.79% A
Expenses net of fee waivers, if any	.68%	.61%	.75%	.69%	.79% A
Expenses net of all reductions	.68%	.60%	.74%	.69%	.79% A
Net investment income (loss)	1.68%	1.07%	1.31% G	1.84%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,794	$ 41,562	$ 38,583	$ 30,957	$ 90
Portfolio turnover rate F	92%	59%	116%	165%	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Value Discovery and Class K Shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships capital loss carryfowards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 47,822,541
Gross unrealized depreciation	(14,517,428)
Net unrealized appreciation (depreciation) on securities and other investments	$ 33,305,113

Tax Cost	$ 434,300,173

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,935,099
Capital loss carryforward	$ (192,677,578)
Net unrealized appreciation (depreciation)	$ 33,304,386

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (94,701,798)
2018	(97,975,780)
Total capital loss carryforward	$ (192,677,578)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 5,624,834	$ 8,952,572

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $448,731,326 and $590,319,005, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Value Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Value Discovery	$ 1,082,773.24
Class K	23,649.05
	$ 1,106,422

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,384 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,425 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,360, including $105 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,742 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Fidelity Value Discovery	$ 5,098,642	$ 8,319,770
Class K	526,192	632,802
Total	$ 5,624,834	$ 8,952,572

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Fidelity Value Discovery
Shares sold	1,704,034	2,420,570	$ 24,420,894	$ 35,246,939
Reinvestment of distributions	359,001	599,234	4,866,826	7,919,387
Shares redeemed	(11,736,480)	(13,309,045)	(169,104,832)	(192,647,253)
Net increase (decrease)	(9,673,445)	(10,289,241)	$ (139,817,112)	$ (149,480,927)
Class K
Shares sold	1,694,361	741,019	$ 25,074,422	$ 10,784,431
Reinvestment of distributions	38,842	47,828	526,192	632,771
Shares redeemed	(1,062,295)	(1,003,108)	(15,814,527)	(14,455,048)
Net increase (decrease)	670,908	(214,261)	$ 9,786,087	$ (3,037,846)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FVD-K-UANN-0912
1.863358.103

Item 2. Code of Ethics

As of the end of the period, July 31, 2012, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Value Discovery Fund (the "Fund"):

Services Billed by Deloitte Entities

July 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Value Discovery Fund	$34,000	$-	$5,000	$400

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Value Discovery Fund	$34,000	$-	$5,000	$200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund (the "Fund"):

Services Billed by PwC

July 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$161,000	$-	$4,300	$15,500

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$164,000	$-	$4,300	$18,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2012A	July 31, 2011A
Audit-Related Fees	$615,000	$645,000
Tax Fees	$-	$-
All Other Fees	$1,115,000	$730,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2012A	July 31, 2011A
Audit-Related Fees	$4,450,000	$1,860,000
Tax Fees	$-	$-
All Other Fees	$-	$365,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2012 A	July 31, 2011 A
PwC	$5,670,000	$4,115,000
Deloitte Entities	$1,825,000	$1,475,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 27, 2012